UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Steel Connect, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

STEEL CONNECT, INC.
1601 TRAPELO ROAD, SUITE 170
WALTHAM, MASSACHUSETTS 02451

[March ___], 2018

Dear Steel Connect, Inc. Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the “2017 Meeting”) of Steel Connect, Inc. (formerly ModusLink Global Solutions, Inc.), which will be held at the [_________________________________], on [April ___], 2018, at [___:___ a.m.] Pacific Time.

Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow. Also included are a Proxy Card and postage-paid return envelope. You are urged to read the Proxy Statement carefully and, whether or not you plan to attend the 2017 Meeting, to promptly submit a proxy: (a) by telephone or the Internet following the easy instructions on the enclosed proxy card or (b) by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Whether or not you plan to attend the 2017 Meeting, it is important that your shares are represented and voted at the 2017 Meeting. Therefore, I urge you to promptly submit your proxy to vote via the Internet, by telephone or by signing, dating and returning the completed proxy card. Voting by any of these methods will ensure your representation at the 2017 Meeting.

I look forward to greeting those of you who attend the 2017 Meeting.

Sincerely, James R. Henderson, President and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT

Whether or not you expect to attend the 2017 Meeting in person, please vote as soon as possible. As an alternative to voting in person at the 2017 Meeting, you may vote via the Internet, by telephone, or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “How to Vote” on page 1 of the Proxy Statement. You may revoke a previously delivered proxy at any time prior to the 2017 Meeting. If you decide to attend the 2017 Meeting and wish to change your proxy vote, you may do so by voting in person at the 2017 Meeting.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION

STEEL CONNECT, INC.
1601 TRAPELO ROAD, SUITE 170
WALTHAM, MASSACHUSETTS 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [APRIL ___], 2018

To the Stockholders of Steel Connect, Inc.:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders (the “2017 Meeting”) of Steel Connect, Inc. (formerly ModusLink Global Solutions, Inc.) (the “Company”) will be held at the [_________________________________], on [April ___], 2018, at [___:___ a.m.] Pacific Time, for the following purposes:

1.	To elect two Directors to serve in Class III until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of our named executive officers;

3.	To conduct an advisory (non-binding) vote to determine the frequency of future stockholder votes on named executive officer compensation;

4.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year;

5.	To approve and adopt an amendment to the Company’s Restated Certificate of Incorporation (the “Protective Amendment”) designed to protect the tax benefits of the Company’s net operating loss carryforwards;

6.	To approve the Company’s Tax Benefits Preservation Plan (the “Tax Plan”) designed to protect the tax benefits of the Company’s net operating loss carryforwards and the continuation of its terms;

7.	To approve amendments to the Company’s 2010 Incentive Award Plan (the “2010 Plan”) to (i) increase the number of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) subject to the 2010 Plan from 5,000,000 shares (plus certain shares available under prior plans) to 11,000,000 shares (plus certain shares available under prior plans), and (ii) make other related, clarifying and technical changes; and

8.	To transact such other business that may properly come before the 2017 Meeting or any adjournments or postponements thereof.

The Board has no knowledge of any other business to be transacted at the 2017 Meeting.

Only stockholders of record at the close of business on February 20, 2018 are entitled to notice of, and to vote at, the 2017 Meeting and any adjournments or postponements thereof. All stockholders are cordially invited to attend the 2017 Meeting. We have provided you with the exact place and time of the meeting if you wish to attend in person.

As an alternative to voting in person at the 2017 Meeting, you may vote via the Internet at www.proxyvote.com, by touch-tone telephone at 1-800-690-6903, or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on [April ___], 2018.

This notice and the Proxy Statement are first being mailed to our stockholders on or about [March ___], 2018.

By Order of the Board of Directors,
Waltham, Massachusetts

[March ___], 2018
Warren G. Lichtenstein, Executive Chairman of the Board

IMPORTANT

Whether or not you expect to attend the 2017 Meeting in person, please submit your proxy to vote as soon as possible. As an alternative to voting in person at the 2017 Meeting, you may submit your proxy via the Internet, by telephone, or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “How to Vote” on page 1 of the Proxy Statement. You may revoke a previously delivered proxy at any time prior to the 2017 Meeting. If you decide to attend the 2017 Meeting and wish to change your proxy vote, you may do so by voting in person at the 2017 Meeting.

Please note that if you hold your shares in “street name” (through a bank, broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership in the Company as of the record date to be allowed into the 2017 Meeting.

Use of cameras, cell phones, recording equipment and other electronic devices will not be permitted at the 2017 Meeting. The Company reserves the right to inspect any person or item prior to admission to the 2017 Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON [APRIL ___], 2018.

This Notice of Annual Meeting and Proxy Statement, our Annual Report on Form 10-K for the year ended July 31, 2017 (without exhibits) and Amendment No. 1 to Annual Report on Form 10-K/A (without exhibits) are available for viewing, printing and downloading at www.proxyvote.com.

STEEL CONNECT, INC.

1601 Trapelo Road, Suite 170

Waltham, Massachusetts 02451

_____________________________________

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL [__], 2018

TABLE OF CONTENTS

PROXY STATEMENT	1
Stockholders Entitled to Vote	1
How to Vote	1
Quorum and Votes Required	3
Attendance at the Annual Meeting	4
How to Revoke Your Proxy	4
PROPOSAL 1: ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE AND BOARD MATTERS	9
Board Leadership Structure	10
Controlled Company and Director Independence	11
Board and Committee Meetings	11
Committees of the Board of Directors	11
Board’s Role in Risk Oversight	16
Diversity	16
Director Stock Ownership Guidelines	16
Stockholder Communications with the Board	17
PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	18
PROPOSAL 3: ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF FUTURE STOCKHOLDER VOTES ON EXECUTIVE OFFICER COMPENSATION	19
PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
BACKGROUND TO NOL PROTECTION PROPOSALS (PROPOSALS NOS. 5 AND 6)	22
PROPOSAL 5: APPROVAL AND ADOPTION OF PROTECTIVE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION	24
PROPOSAL 6: APPROVE THE COMPANY’S TAX BENEFITS PRESERVATION PLAN DESIGNED TO PROTECT THE TAX BENEFITS OF THE COMPANY’S NET OPERATING LOSS CARRYFORWARDS	32
PROPOSAL 7: AMENDMENTS TO 2010 PLAN	37
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	49
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	53
Management by Affiliates of Steel Holdings	53
Preferred Stock Transaction and Warrant Repurchase	53
Management Services Agreement	54
Review, Approval or Ratification of Transactions with Related Persons	56
ADDITIONAL INFORMATION	57
EXECUTIVE COMPENSATION	59
Compensation Discussion and Analysis	59
Executive Summary of Fiscal 2017 Compensation	59
Executive Compensation Objectives	60
Components of Executive Compensation	61

Base Salary	61
Performance-Based Annual Cash Bonus	61
Equity Grants	62
Perquisites and Other Benefits	63
Assessment of Risk	63
Benchmarking	64
President and Chief Executive Officer Compensation Decisions	65
Input from Management	66
Related Policies and Considerations	66
Tax and Accounting Implications	66
COMPENSATION COMMITTEE REPORT	67
SUMMARY COMPENSATION TABLE	68
Narrative Disclosure to Summary Compensation Table	69
Employment Arrangements of Named Executive Officers	69
Potential Payments Upon Termination or Change-in-Control	70
Director Compensation	71
DIRECTOR COMPENSATION FOR FISCAL 2017	71
Compensation Committee Interlocks and Insider Participation	73
AUDIT COMMITTEE REPORT	74
Section 16(a) Beneficial Ownership Reporting Compliance	75
Annual Report on Form 10-K	75
Householding of Annual Meeting Materials	75
Manner and Cost of Proxy Solicitation	75
Other Matters	76
Proposals of Stockholders for 2018 Annual Meeting and Nomination of Directors	76
APPENDIX A: PROTECTIVE AMENDMENT	A-1
APPENDIX B: TAX PLAN	B-1
APPENDIX C: AMENDED 2010 PLAN	C-1

STEEL CONNECT, INC.
1601 TRAPELO ROAD, SUITE 170
WALTHAM, MASSACHUSETTS 02451

PROXY STATEMENT
For the Annual Meeting of Stockholders
To Be Held on [April ___], 2018

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Steel Connect, Inc. (formerly ModusLink Global Solutions, Inc.) a Delaware corporation (“we” or the “Company”), for use at the Company’s 2017 Annual Meeting of Stockholders (the “2017 Meeting”), which will be held at the [______________________________], on [April ___], 2018, at [___:___ a.m.] Pacific Time, and at any adjournments or postponements thereof. On or about [March ___], 2018, we are mailing notice of, and providing access to, these proxy materials together with an annual report, consisting of our Annual Report on Form 10-K and Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended July 31, 2017 (the “2017 Annual Report”) and other information required by the rules of the Securities and Exchange Commission. The Company’s principal executive offices are located at 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451 and its telephone number is (781) 663-5000.

STOCKHOLDERS ENTITLED TO VOTE

Only holders of record of the Company’s common stock, par value $.01 per share (the “Common Stock”) as of the close of business on February 20, 2018 (the “Record Date”), are entitled to notice of and to vote at the 2017 Meeting. As of the Record Date, 60,205,946 shares of Common Stock were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each matter brought before the 2017 Meeting.

HOW TO VOTE

Your vote is very important to the Board. Whether or not you plan to attend the 2017 Meeting, we urge you to submit your proxy to vote your shares today.

If You Are a Registered Holder of Common Stock

If you are a registered holder of Common Stock, you may vote your shares either by voting by proxy in advance of the 2017 Meeting or by voting in person at the 2017 Meeting. By submitting a proxy, you are legally authorizing another person to vote your shares on your behalf. We urge you to use the enclosed proxy card to vote FOR the Board’s nominees. If you submit your executed proxy card, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth in this Proxy Statement. In addition, if any other matters are brought before the 2017 Meeting (other than the proposals contained in this Proxy Statement), then the individuals listed on the proxy card will have the authority to vote your shares on those other matters in accordance with their discretion and judgment.

Whether or not you plan to attend the 2017 Meeting, we urge you to promptly submit a proxy: (a) via the Internet or by telephone following the easy instructions on the enclosed proxy card or (b) by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you later decide to attend the 2017 Meeting and vote in person, that vote will automatically revoke any previously submitted proxy.

If You Hold Your Shares in “Street Name”

If you hold your shares in “street name”, i.e., through a bank, broker or other holder of record (a “custodian”), your custodian is required to vote your shares on your behalf in accordance with your instructions. If you do not give instructions to your custodian, your custodian will not be permitted to vote your shares with respect to “non-discretionary” items, such as the election of Directors.

Under the rules of The Nasdaq Stock Market LLC (“Nasdaq”), if you do not give instructions to your custodian, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The ratification of the appointment of our independent registered public accounting firm (Proposal 4) is a discretionary item. The election of Directors (Proposal 1); the advisory vote on Named Executive Officer compensation (Proposal 2); the advisory vote on the frequency of future stockholder votes on Named Executive Officer compensation (Proposal 3); the approval and adoption of an amendment to the Company’s Restated Certificate of Incorporation (the “Protective Amendment”) designed to protect the tax benefits of the Company’s net operating loss carryforwards (Proposal 5); the approval the Company’s Tax Benefits Preservation Plan (the “Tax Plan”) designed to protect the tax benefits of the Company’s net operating loss carryforwards and the continuation of its terms (Proposal 6); and the approval of amendments to the Company’s 2010 Incentive Award Plan (the “2010 Plan”) (Proposal 7) are each non-discretionary items. Accordingly, if you do not give instructions to your custodian with respect to such proposals, or if your custodian does not exercise its discretionary authority with respect to such proposals, your shares will be treated as “broker non-votes” on these particular matters. “Broker non-votes” are shares with respect to which a bank or brokerage firm does not receive voting instructions from the beneficial holder and does not have or exercise the discretionary authority in voting on a proposal. As used in this Proxy Statement, “Named Executive Officer” has the meaning ascribed to it in the section entitled “Executive Compensation—Summary Compensation Table”).

Accordingly, we urge you to promptly give instructions to your custodian to vote FOR the Board’s nominees and recommended proposals by using the voting instruction card provided to you by your custodian. Please note that if you intend to vote your street name shares in person at the 2017 Meeting, you must provide a “legal proxy” from your custodian at the 2017 Meeting.

How Does the Board Recommend I Vote?

The Board recommends a vote:

FOR the election of the Board’s nominees;

FOR the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers, as such information is disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure beginning on page 59 (commonly referred to as “say-on-pay”);

FOR the “1 YEAR” option for the frequency of future stockholder votes on Company’s Named Executive Officer compensation (commonly referred to as a “say-on-frequency”);

FOR the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year;

FOR approval and adoption of the Protective Amendment;

FOR approval of the Tax Plan; and

FOR approval of the amendments of the 2010 Plan to (i) increase the number of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) subject to the 2010 Plan from 5,000,000 shares (plus certain shares available under prior plans) to 11,000,000 shares (plus certain shares available under prior plans) and (ii) make other related, clarifying and technical changes (the “2010 Plan Amendments”).

If you submit your executed proxy card, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth above.

QUORUM AND VOTES REQUIRED

Quorum

The presence of a majority of the outstanding shares of Common Stock represented in person or by proxy and entitled to vote at the 2017 Meeting will constitute a quorum.

Votes Required

The two (2) nominees for Director receiving the highest vote totals will be elected as Class III Directors of the Company.

Approval of Proposal 2 (Advisory Vote on Company’s Named Executive Officer Compensation), Proposal 4 (Ratification of Independent Registered Public Accounting Firm), Proposal 6 (Approval of the Tax Plan) and Proposal 7 (Approval of 2010 Plan Amendments) each requires the affirmative vote of a majority of the votes cast.

With respect to Proposal 3 (Advisory (Non-Binding) Stockholder Approval of the Frequency of Future Stockholder Votes on Named Executive Officer Compensation), the frequency of future stockholder votes on Named Executive Officer compensation, the alternative (every 1 Year, 2 Years or 3 Years) receiving the highest number of votes cast in person or by proxy will be considered the frequency recommended by our stockholders.

With respect to Proposal 5 (the Protective Amendment) the approval and adoption of the Protective Amendment requires the affirmative vote of the majority of the outstanding shares of our Common Stock entitled to vote on the matter at the 2017 Meeting.

Withheld Votes, Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered shares “present and entitled to vote” for the purpose of determining whether a quorum exists. A “broker non-vote” occurs when a broker or custodian does not vote on a particular proposal because it has not received voting instructions from the applicable beneficial owner and does not have discretionary voting power on the matter in question.

With respect to Proposal 1 (Election of Directors) abstentions and any “broker non-votes” will not be included in the vote totals and, as such, will have no effect on the outcome of such proposal.

With respect to Proposal 2 (Advisory Vote on Named Executive Officer Compensation), Proposal 4 (Ratification of Independent Registered Public Accounting Firm), Proposal 6 (Approval of the Tax Plan), and Proposal 7 (Approval of 2010 Plan Amendments), abstentions will have the same effect as voting against such proposals, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

With respect to the advisory (non-binding) stockholder approval of the frequency of future stockholder votes on Named Executive Officer compensation (Proposal 3), abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

With respect to Proposal 5 (Approval and Adoption of the Protective Amendment), abstentions and “broker non-votes” will have the same effect as a vote against this proposal.

ATTENDANCE AT THE ANNUAL MEETING

Attendance at the 2017 Meeting or any adjournment or postponement thereof will be limited to stockholders of the Company and its guests. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the 2017 Meeting or any adjournment or postponement thereof. Please be prepared to present photo identification for admission. If you hold your shares in street name, you will need to provide proof of beneficial ownership, such as a brokerage account statement or other similar evidence of ownership, as well as photo identification, in order to be admitted to the 2017 Meeting. Please note that if you hold your shares in street name and intend to vote in person at the 2017 Meeting, you must also provide a “legal proxy” obtained from your custodian.

HOW TO REVOKE YOUR PROXY

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a registered holder of Common Stock, you may revoke a previously submitted proxy by submitting another valid proxy (whether by phone, the Internet or mail) or by providing a signed letter of revocation to the Secretary of the Company, at the principal executive offices of the Company, 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451, before the closing of the polls at the 2017 Meeting. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy by attending the 2017 Meeting and voting your shares in person. Note that simply attending the 2017 Meeting without taking one of the above actions will not revoke your proxy.

If you hold shares in street name, in general, you may revoke a previously submitted voting instruction by submitting to your custodian another valid voting instruction (whether by phone, the Internet or mail) or a signed letter of revocation. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has seven members and is currently divided into three classes. A class of Directors is elected each year for a three-year term. The Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Governance Committee”), increased the size of the Board from 6 members to 7 members. The increase in the size of the Board was effective upon the closing of the Preferred Stock Transaction described below under the section entitled “Certain Relationships And Related Transactions.” No family relationships exist between any directors or executive officers, as such term is defined in Item 401 of Regulation S-K promulgated under the Exchange Act.

The current term of the Company’s Class III Directors will expire at the 2017 Meeting. The Board’s nominees for Class III Directors are Jeffrey J. Fenton and Jeffrey S. Wald, each of whom currently serves as a Class III Director and is available for re-election at the 2017 Meeting. If either of Jeffrey J. Fenton and Jeffrey S. Wald is elected at the 2017 Meeting, he will serve for a term of three years that will expire at the Company’s 2020 Annual Meeting of Stockholders and until his successor is elected and qualified. The persons named as proxies will vote for each of Jeffrey J. Fenton and Jeffrey S. Wald for election to the Board as a Class III Director unless the proxy card is marked otherwise.

Each of Messrs. Fenton and Wald has indicated a willingness to serve, if elected; however, if prior to election, either or both becomes unable to serve, the persons named as proxies may vote the proxy for a substitute nominee or, as the case may be, nominees. The Board has no reason to believe either of Jeffrey J. Fenton or Jeffrey S. Wald will be unable to serve if elected.

Vote Required

The two (2) nominees for Class III Directors receiving the highest vote totals will be elected as Class III Directors of the Company. Abstentions and any “broker non-votes” will not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.

The Board unanimously recommends that the stockholders vote FOR the Nominees listed below.

Information Concerning the Directors and the Board’s Nominees

Name	Age	Current Position with the Company	Director Since
Warren G. Lichtenstein	52	Class I Director, Executive Chairman	March 2013
Glen M. Kassan	74	Class I Director, Vice Chairman	March 2013
*Philip E. Lengyel(1)(2)(3)	68	Class II Director	May 2014
Jack L. Howard	55	Class II Director	December 2017
William T. Fejes, Jr.	61	Class II Director	December 2017
*Jeffrey J. Fenton(1)(2)	60	Class III Director	November 2010
*Jeffrey S. Wald(2)(3)	43	Class III Director	February 2012

*Independent

(1)	Member of Human Resources and Compensation Committee (the “Compensation Committee”).

(2)	Member of Audit Committee.

(3)	Member of Governance Committee.

Biographical and certain other information concerning the members of the Board of the Company is set forth below:

Class III Director Nominees for a three year term expiring at the 2020 Annual Meeting of Stockholders

Jeffrey J. Fenton. Mr. Fenton has served as a Director of the Company since November 2010. Mr. Fenton was initially appointed to the Board pursuant to a Settlement Agreement among the Company, LCV Capital Management, LLC, Raging Capital Management, LLC and certain of their affiliates, dated October 20, 2010. In January 2013, he was appointed as Senior Vice President, Business Development of United Rentals, Inc., a construction and industrial equipment rental company. Since March 2004, Mr. Fenton has served as a Principal of Devonshire Advisors LLC, an advisory services firm. From March 2004 to April 2008, Mr. Fenton also served as Senior Advisor to Cerberus Capital Management L.P., a leading private investment firm. Mr. Fenton served as a director of Bluelinx Holdings Inc., Formica Corporation, IAP Worldwide Services, Global Motorsports Group, Inc. and Transamerica Trailer Leasing Co. Mr. Fenton brings to the Board significant finance, international business and leadership experience, having served as a senior advisor at a leading private investment firm as well as chief executive officer of a major industrial company.

Jeffrey S. Wald. Mr. Wald has served as a Director of the Company since February 2012. Mr. Wald was elected to the Board at the Company’s 2011 annual meeting of stockholders after being nominated for election by Peerless Systems Corporation. Since May 2010, Mr. Wald has been the Chief Operating Officer and Chief Financial Officer of Work Market, Inc., a labor resource platform that he co-founded. From May 2008 to May 2010, Mr. Wald was a Managing Director at Barington Capital Group, L.P. an activist hedge fund manager, where he initiated investments and managed Barington’s portfolio of investments. From March 2007 through May 2008, Mr. Wald was the Chief Operating Officer and Chief Financial Officer of Spinback, Inc., an internet commerce company he co-founded (sold to Buddy Media Corporation). From January 2003 to March 2007, Mr. Wald was a Vice President at The GlenRock Group, a private equity firm which invests in undervalued, middle market companies as well as emerging and early stage companies. Earlier in his career, Mr. Wald held positions in the mergers and acquisitions department at J.P. Morgan Chase & Co. Mr. Wald is currently a director of Work Market, Inc. and CoStar Technologies, Inc., where he also serves on the audit committee. From 2010 to 2012, Mr. Wald served as a director of Peerless Systems Corporation and from 2009 to 2010 he served on the board of Register.com. Mr. Wald brings to the Board substantial experience in the area of venture capital, technology, principal investing and operations.

Class I Directors Continuing in Office until the 2018 Annual Meeting

Warren G. Lichtenstein. Mr. Lichtenstein has served as the Chairman of the Board and a Director of the Company since March 12, 2013, and as its Executive Chairman since June 17, 2016. Mr. Lichtenstein served as the Company’s interim Chief Executive Officer from March 28, 2016 until June 17, 2016. Mr. Lichtenstein has served on the Board of Directors of over twenty public companies. He served as the Chairman of the Board of Steel Partners Holdings GP Inc. (“Steel Holdings GP”) from July 2009 to February 2013, and has served as Executive Chairman since February 2013. He served as the Chief Executive Officer of Steel Holdings GP from July 2009 until February 2013, at which time he became the Executive Chairman of Steel Holdings GP. Steel Holdings GP is the general partner of Steel Partners Holdings L.P. (“Steel Holdings”), a global diversified holding company that engages in multiple businesses through consolidated subsidiaries, associated companies and other interests. He has served as Chairman of the Board of Handy & Harman Ltd. (formerly known as WHX Corporation) (“HNH”) since July 2005. Mr. Lichtenstein has served as a director of Aerojet Rocketdyne Holdings, Inc. (“Aerojet”), a NYSE-listed manufacturer of aerospace and defense products and systems with a real estate business segment since March 2008, serving as the Chairman of the Board from March 2013 to June 2016 and as Executive Chairman since June 2016. Mr. Lichtenstein has served as a director of Steel Excel Inc. (“Steel Excel”), a company whose business currently consists of Steel Sports Inc. and Steel Energy Services Ltd., since October 2010 and Chairman of the Board since May 2011. In 2011 Mr. Lichtenstein founded Steel Sports, Inc., a subsidiary of Steel Excel dedicated to building a network of participatory and experience-based sports-related businesses, with a particular emphasis on youth sports. Mr. Lichtenstein has served as a director of SL Industries, Inc. (“SL Industries”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment, from March 2010 to June 2016 (when SL Industries was acquired by HNH). He previously served as a director (formerly Chairman of the Board) of SL Industries from January 2002 to May 2008 and served as Chief Executive Officer from February 2002 to August 2005. SL Industries was listed on the NYSE MKT until its acquisition as a wholly owned subsidiary of HNH in June 2016. We believe Mr. Lichtenstein is qualified to serve as a director due to his expertise in corporate finance, executive management, investing and his service as a director of and advisor to a diverse group of public companies, including other companies having attributes similar to the Company.

Glen M. Kassan. Mr. Kassan has served as a Director of the Company since March 2013 and as its Vice Chairman since May 2014. He served as the Company’s Chief Administrative Officer from May 2014 until January 2015. Mr. Kassan served as a director of HNH from July 2005 until May 2015 and as the Company's Vice Chairman of the Board since October 2005 until May 2015. He served as HNH’s Chief Executive Officer from October 2005 until December 2012. He has been associated with Steel Partners LLC (“Partners LLC”) and its affiliates since August 1999. He served as the Vice President, Chief Financial Officer and Secretary of a predecessor entity of Steel Holdings from June 2000 to April 2007. He served as a director of SL Industries from January 2002, and its Chairman of the Board from May 2008, until SL Industries was acquired by HNH in June 2016. He previously served as SL Industries' Vice Chairman of the Board from August 2005 to May 2008, its President from February 2002 to August 2005, its interim Chief Executive Officer from June 14, 2010 to June 29, 2010 and its interim Chief Financial Officer from June 14, 2010 to August 30, 2010. We believe Mr. Kassan is qualified to serve as a director due to his years of experience and record of success in leadership positions in industrial and other public companies having attributes similar to the Company as well as the expertise he possesses in capital markets and corporate finance.

Class II Directors Continuing in Office until the 2019 Annual Meeting of Stockholders

Philip E. Lengyel. Mr. Lengyel has served as a Director of the Company since May 2014. Mr. Lengyel is currently Executive Vice President for Dick Cook Studios in Los Angeles, California, a next generation family multi-media company involved in creating, producing, marketing and distributing family entertainment. From January 2009 until September of 2016, Mr. Lengyel was self-employed as a consultant providing services to companies and organizations relating to marketing, branding strategies, promotions, sponsorships and public relations. Previously, Mr. Lengyel served over two decades in senior marketing and other business positions with Walt Disney World, most recently from March 1999 through April 2005, as Vice President of Alliance Development. Mr. Lengyel brings to the Board significant experience in the areas of marketing, advertising, promotions, publicity, branding and business development.

Jack L. Howard. Mr. Howard was appointed as a director of the Company on December 15, 2017, to fill the vacancy on the Board following Mr. Bergamo’s passing. Mr. Howard has served as the Vice Chairman of the Board of the Handy & Harman Ltd. (“HNH”) since March 2012 and Principal Executive Officer of HNH since January 2013, and has served as a director of HNH since July 2005. Mr. Howard has been a registered principal of Mutual Securities, Inc., a FINRA registered broker-dealer, since 1989. Mr. Howard has served as the President of Steel Holdings GP since July 2009 and has served as a director of Steel Holdings GP since October 2011. He also served as the Assistant Secretary of Steel Holdings GP from July 2009 to September 2011 and as Secretary from September 2011 to January 2012. He is the President of SP General Services LLC. He is the President of Steel Holdings and has been associated with Steel Holdings and its predecessors and affiliates since 1993. Mr. Howard has been a director of Steel Excel Inc. (“Steel Excel”) since December 2007, serving as Vice Chairman of the Steel Excel Board since May 2012, and Principal Executive Officer of Steel Excel since March 2013. He currently holds the securities licenses of Series 7, Series 24, Series 55 and Series 63.

William T. Fejes, Jr. Mr. Fejes was appointed as a director of the Company on December 15, 2017, following an increase in the size of the Board from 6 members to 7 members upon the closing of the Preferred Stock Transaction. Mr. Fejes has served as the president of Steel Services, Ltd. an indirect wholly owned subsidiary of  Steel Holdings, since October 2017.  Mr. Fejes  served as Senior Vice President of HNH and President and Chief Executive Officer of Handy & Harman Group Ltd. (“HNH Group”) from June 2016 until October 2017.  Mr. Fejes has served as President of SL Industries, Inc. (“SLI”) since June 2010 and served as Chief Executive Officer of SLI from June 2010 until October 2016. From 2007 until April 2010, Mr. Fejes was the Chief Operating Officer of Seakeeper, Inc., a company that designs, manufactures and markets motion stabilization equipment for boats under 50 meters in length. Prior to joining Seakeeper, Inc., Mr. Fejes was the President and Chief Executive Officer of TB Wood’s Corporation (“TB Wood’s”), a public company that designs, manufactures and markets industrial power transmission components, with plants in the United States, Mexico and Italy, from 2004 to 2007, and was a director of TB Wood’s from 2004 to 2005. Mr. Fejes also held various executive and management roles at Danaher Corporation, a public company that designs, manufactures and markets industrial and consumer products, for 18 years. From March 2009 to February 2015, Mr. Fejes served as a director of Broadwind Energy, a public company for which he also served as the Chairman of the Governance / Governance Committee, as a member of the Audit and Compensation Committees. From 2008 to 2010, Mr. Fejes was a Director of Automation Solutions, Inc., a privately held distributor of factory automation equipment.

CORPORATE GOVERNANCE AND BOARD MATTERS

The Company maintains a corporate governance page on its website which includes key information about its corporate governance initiatives, including its Code of Business Conduct and Ethics, Corporate Governance Guidelines, and charters for each of the Audit Committee, the Compensation Committee and the Governance Committee of the Board. The corporate governance page can be found by clicking on “Governance” under the Investor Relations tab on our website at www.moduslink.com.

The Company has policies and practices that promote good corporate governance and are compliant with the listing requirements of Nasdaq and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	The Board has adopted clear corporate governance policies;

•	All members of the Audit Committee, the Human Resources and Compensation Committee, and the Nominating and Corporate Governance Committee are independent;

•	The independent members of the Board meet regularly without the presence of management;

•	The Company has a code of business conduct and ethics, which applies to all employees, is monitored by its internal audit function and Chief Compliance Officer and is annually affirmed by its employees;

•	The charters of the Board committees clearly establish their respective roles and responsibilities;

•	The Company has an ethics hotline available to all employees, and the Company’s Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters;

•	The Company’s internal audit control function maintains critical oversight over the key areas of its business and financial processes and controls, and reports directly to the Company’s Audit Committee; and

•	The Company also has stock ownership guidelines for its non-employee Directors and executive officers.

Board Leadership Structure

Mr. Lichtenstein served as non-executive Chairman of the Board from March 12, 2013 until June 17, 2016, at which time he was appointed a non-employee Executive Chairman of the Board. The duties of the Executive Chairman include, among other duties, (i) collaborating with our Chief Executive Officer on the Company’s strategic and operational positioning, product road map, management organization with enterprise-wide accountability, acquisitions and legal matters (ii) calling, chairing and setting the agenda for meetings of the Board, (iii) setting the agenda for and chairing meetings of the Directors in executive session, (iv) chairing the annual meeting of stockholders, (v) briefing the Chief Executive Officer on issues arising from and/or discussed in executive sessions of the Directors, (vi) facilitating discussions among Directors on key issues regarding the Company, (vii) facilitating communications between other members of the Board and the Chief Executive Officer (however, each Director is free to communicate directly with the Chief Executive Officer), (viii) in the event a stockholder seeks to communicate with the Board, accepting and responding to such communications, (ix) reviewing periodically the Company’s business plan, financial performance and other activities with the Chief Executive Officer, (x) recommending Board committee assignments for consideration by the Nominating and Corporate Governance Committee (provided, however, that no such recommendation shall be required in order for such committee to carry out its duties with respect to committee composition) and (xi) in consultation with the other Directors and the Chief Executive Officer, developing Board agendas. Mr. Kassan has served as Vice-Chairman of the Board since May 2, 2014. The duties of the Vice-Chairman include, among other things, providing assistance to the Chairman in performing the duties described above.

Controlled Company and Director Independence

The Board has determined that each of Jeffrey J. Fenton, Philip E. Lengyel and Jeffrey S. Wald, satisfy the criteria for being an “independent director” under the standards of Nasdaq and has no material relationship with the Company other than by virtue of his service on the Board.

As a result of the Preferred Stock Transaction and Warrant Repurchase described below under the section entitled “Certain Relationships And Related Transactions,” SPHG Holdings and its affiliates beneficially own approximately 52% of our outstanding shares of Common Stock, which includes shares of Common Stock underlying currently convertible Series C Convertible Preferred Stock of the Issuer (the “Preferred Stock”). As a result, we are a “controlled company” within the meaning of Rule 5615(c) of the Nasdaq Stock Market Listing Rules. Under the Nasdaq rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain Nasdaq corporate governance requirements, including: (i) the requirement that a majority of the Board consist of independent directors; (ii) the requirement that we have director nominees selected or recommended for the Board’s selection, either by a majority vote of only the independent directors or by a nomination committee comprised solely of independent directors, with a written charter or Board resolution addressing the nominations process; and (iii) the requirement that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

We currently rely on some of these exemptions. Although our Governance Committee and our Compensation Committee consist entirely of independent directors, we do not currently have a majority of independent directors on the Board.

Board and Committee Meetings

During the fiscal year ended July 31, 2017 (“fiscal 2017”), the Board held three (3) meetings (including by telephone conference). During fiscal 2017, each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of the committees on which he or she served. During fiscal 2017, the Directors of the Company met periodically, as they deemed necessary, outside of the presence of the executive officers of the Company. The Company’s Directors are strongly encouraged to attend the Company’s annual meetings of Stockholders. Five of the Company’s Directors serving at the time of the 2016 Annual Meeting of Stockholders attended such meeting in person or via teleconference.

Committees of the Board of Directors

The standing committees of the Board are the Audit Committee, the Compensation Committee, and the Governance Committee. Each committee reports regularly to the full Board on its activities.

Audit Committee

The Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which assists the Board in fulfilling its responsibilities to stockholders concerning the Company’s financial reporting and internal controls and facilitates open communication among the Audit Committee, Board, outside auditors and management. The Audit Committee discusses with management and the Company’s outside auditors the financial information developed by the Company, the Company’s systems of internal controls and the Company’s audit process. The Audit Committee is solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The independent auditors meet with the Audit Committee (both with and without the presence of the Company’s management) to review and discuss various matters pertaining to the audit, including the Company’s financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The Audit Committee oversees the internal audit functions and the senior-most internal auditor reports directly to the Audit Committee. The Audit Committee pre-approves all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest, tax and non-audit) to be provided to the Company by the independent auditor. The Audit Committee coordinates the Board’s oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee is charged with establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Audit Committee also reviews all related party transactions on an ongoing basis and all such transactions must be approved or ratified by the Audit Committee. On October 11, 2016, the Board adopted a Related Person Transaction Policy that is administered by the Audit Committee and applies to all related party transactions. The Related Person Transaction Policy was adopted in part to address Auditing Standard No. 18 (Related Parties). The responsibility to review, approve and ratify related party transactions was previously held by the Related Party Transactions Committee from November 20, 2014, until October 11, 2016.

The Audit Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Audit Committee, a copy of which can be found by clicking on “Governance” under the Investor Relations tab on our website at www.moduslink.com. The contents of our website are not part of this Proxy Statement, and our internet address is included in this document as an inactive textual reference only. The Audit Committee currently consists of Jeffrey S. Wald (Chair), Jeffrey J. Fenton, and Philip E. Lengyel each of whom is independent as defined in applicable Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Mr. Lengyel was appointed to the Audit Committee on March 6, 2018 to fill the vacancy created by Mr. Bergamo’s passing. Prior to his passing, Mr. Bergamo served as Chairman of the Audit Committee and was independent as determined in accordance with the Audit Committee charter and applicable Nasdaq rules. The Audit Committee met seven (7) times during fiscal 2017.

Audit Committee Financial Expert

The Board has determined that Jeffrey S. Wald is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Mr. Wald is independent as defined in applicable Nasdaq listing standards.

Human Resources and Compensation Committee

The Board has a Human Resources and Compensation Committee (the “Compensation Committee”), which administers the Company’s equity incentive plans, cash incentive plans, performance-based restricted stock program and other equity-based awards. The Compensation Committee approves, or recommends to the Board for approval, the salaries, bonuses and other compensation arrangements and policies for the Company’s executive officers. The Compensation Committee also makes recommendations to the Board regarding Director compensation. The Compensation Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Compensation Committee, a copy of which can be found by clicking on “Governance” under the Investor Relations tab on our website at www.moduslink.com. Compensation Committee currently consists of Jeffrey J. Fenton (Chair) and Philip E. Lengyel, each of whom is an independent director as determined in accordance with the Compensation Committee charter and applicable Nasdaq rules. The Compensation Committee met two (2) times during fiscal 2017.

Prior to his passing, Mr. Bergamo served as a member of the Compensation Committee and was independent as determined in accordance with the Compensation Committee charter and applicable Nasdaq rules.

Our Chief Executive Officer and Chief Financial Officer regularly attended Compensation Committee meetings to provide information and recommendations. During fiscal 2017, our Chief Executive Officer and Chief Financial Officer made recommendations regarding the adoption of the Company’s fiscal 2017 management incentive plan. The Compensation Committee was not bound by such recommendations.

The Compensation Committee’s historical practice and policy has been to engage an outside compensation consultant to advise it as needed and to conduct a comprehensive review of executive compensation. In intervening years, it is the Compensation Committee’s practice to adjust the data from the prior year, as it deems necessary, to reflect prevailing market trends for executive compensation.

Pursuant to its charter, the Compensation Committee has the sole authority to retain, terminate, obtain advice from, oversee and compensate its outside advisors, including its compensation consultant. The Company has provided appropriate funding to the Compensation Committee to do so.

In September 2014, the Company, at the direction of the Compensation Committee, retained Hay Group as its new independent executive compensation consultant. None of the Company’s management participated in the Compensation Committee’s decision to retain Hay Group. The Hay Group reported directly to the Compensation Committee. The Hay Group attended meetings of the Compensation Committee, as requested, and communicated with the Chair of the Compensation Committee between meetings; however, the Compensation Committee made, and continues to make, all decisions regarding the compensation of the Company’s executive officers. The Compensation Committee may replace the Hay Group or hire additional consultants at any time.

The Hay Group provided executive compensation services to the Compensation Committee with respect to the Company’s executive officers pursuant to a written consulting agreement with the Compensation Committee. The services Hay Group provided under the agreement include advising the Compensation Committee regarding peer group development and validation, conducting an annual review of compensation for our executive officers, and providing survey compensation market data. During fiscal 2015, Hay Group provided services to the Compensation Committee regarding the annual compensation arrangement for certain executive officers, and also provided services and market data relating to new hire pay practices for certain other executive positions. The Hay Group was again consulted in fiscal 2016 in connection with preliminary plan design. The Hay Group was not consulted in fiscal 2017.

The Compensation Committee regularly reviews the services provided by its outside consultants and believes that the Hay Group is independent in providing executive compensation consulting services. The Compensation Committee conducted a specific review of its relationship with the Hay Group and determined that the Hay Group’s work for the Compensation Committee did not raise any conflicts of interest, consistent with the guidance provided under the Dodd-Frank Act, the SEC and the Nasdaq. In making this determination, relying in part on representations from the Hay Group, the Compensation Committee noted that:

•	The Hay Group did not provide any services to the Company or its management other than service to the Compensation Committee, and its services were limited to executive compensation consulting. Specifically, it does not provide, directly or indirectly through affiliates, any non-executive compensation services, including, but not limited to, pension consulting or human resource outsourcing;

•	Fees from the Company were significantly less than 1% of the Hay Group’s total revenue;

•	The Hay Group maintains a Conflicts Policy which was provided to the Compensation Committee with specific policies and procedures designed to ensure independence;

•	None of the Hay Group consultants on the Company matter had any business or personal relationship with Compensation Committee members;

•	None of the Hay Group consultants on the Company matter, or the Hay Group, had any business or personal relationship with executive officers of the Company that would create a conflict of interest; and

•	None of the Hay Group consultants on the Company matter directly own Company stock.

The Compensation Committee reviews executive compensation on an ongoing basis and consults with its independent consultant as deemed necessary. The Compensation Committee also periodically reviews the results of the Company’s management succession planning activities as it relates to the management team, and shares its findings with the full Board.

Nominating and Corporate Governance Committee

The Board has a Nominating and Corporate Governance Committee (the “Governance Committee”), which makes recommendations to the Board concerning all facets of the Director-nominee selection process, develops and recommends to the Board corporate governance principles applicable to the Company and oversees the evaluation of the Board and management. The Governance Committee has the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Governance Committee is responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively and determines the nature of the evaluation, supervises the conduct of the evaluation and prepares an assessment of the performance of the Board, which is discussed with the Board. The Governance Committee also oversees the Company’s enterprise risk management program and activities. The Governance Committee may, at the request of the Board, periodically review and make recommendations to the Board relating to management succession planning, including policies and principles for Chief Executive Officer selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer. The Board has adopted a written charter for the Governance Committee, a copy of which can be found by clicking on “Governance” under the Investor Relations tab on our website at www.moduslink.com.

In recommending candidates for election to the Board, the Governance Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. The Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Governance Committee would recommend the candidate for consideration by the full Board. The Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. The Board requires that all nominees for the Board have a reputation for integrity, honesty and adherence to high ethical standards. In addition, nominees should also have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company. The Governance Committee will consider nominees for the Board recommended by stockholders in accordance with the Fourth Amended and Restated Bylaws of the Company (the “Bylaws”).

Stockholders wishing to propose Director candidates for consideration by the Governance Committee may do so by writing, by deadlines specified in the Company’s Bylaws, to the Secretary of the Company and providing information concerning the nominee and his or her proponent(s) required by the Company’s Bylaws. The Company’s Bylaws set forth further requirements for stockholders wishing to nominate director candidates for consideration by stockholders including, among other things, that a stockholder must give timely written notice of an intent to make such a nomination to the Secretary of the Company. See “Proposals of Stockholders for 2018 Annual Meeting and Nomination of Directors” in this Proxy Statement for more information.

The Governance Committee currently consists of Philip E. Lengyel and Jeffrey S. Wald, each of whom is independent as defined in applicable Nasdaq listing standards. Prior to his passing, Mr. Bergamo served as a member of the Governance Committee and was independent as determined in accordance with the Compensation Committee charter and applicable Nasdaq rules. The Governance Committee met one (1) time during fiscal 2017.

Board’s Role in Risk Oversight

We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities. The Company’s management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of the Company’s risk management. With the oversight of the Board, the Company has implemented practices and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase stockholder value.

The Governance Committee has primary responsibility for initial consideration of all risk oversight matters and oversees our financial and risk management policies and enterprise risk management activities. As part of the overall risk oversight framework, the Governance Committee’s risk oversight responsibilities include, among other things, reviewing annually: (i) the categories of risk the Company faces; (ii) the design of the Company’s risk management functions; (iii) the internal communication of the Company’s risk management strategy; (iv) the risk policies and procedures adopted by management and the implementation of such policies and procedures; and (v) the reports of management, independent auditors, legal counsel and outside experts regarding risks the Company faces. Our management team reviews risks on a regular basis.

In addition, the Board participates in regular discussions with the Company’s senior management on many core subjects, including strategy, operations, finance, and legal and public policy matters, in which risk oversight is an inherent element. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the Executive Chairman and working through its committees, including the independent Governance Committee, to participate actively in the oversight of management’s actions.

Diversity

Diversity has always been very important to us. Although we have no formal separate written policy, pursuant to our Corporate Governance Guidelines, the Board annually reviews the appropriate skills and characteristics of the members of the Board, and diversity is one of the factors used in this assessment.

Director Stock Ownership Guidelines

In September 2008, the Compensation Committee adopted stock ownership guidelines for our Directors, which guidelines were updated in December 2010. The Compensation Committee believes that it is appropriate for the Directors to hold equity in the Company. Under these guidelines, as updated, the non-employee Directors’ ownership requirement is set at three times the annual retainer. All individuals will have five years from the later of the adoption of the guidelines or his or her first appointment or election as a Director to reach these ownership levels. In computing the amounts owned, the Company will consider the value of shares owned outright, restricted stock held by the individual, and in-the-money vested options.

Stockholder Communications with the Board

Stockholders may send written communications to the Board, the presiding director or any individual member of the Board to the following address: c/o Secretary, Steel Connect, Inc., 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451. The Company will forward all such correspondence accordingly, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board recognizes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program. Per the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 and Section 14A of the Exchange Act, we are required to provide our stockholders with the opportunity to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. This advisory vote on Named Executive Officer compensation is commonly referred to as a “say-on-pay” vote.

Consistent with the recommendation of the Board to stockholders that future stockholder votes on Named Executive Officer compensation be held annually, and in light of the voting results on the say on frequency proposal at the 2011 annual meeting of stockholders, the Company has held an annual advisory vote on the compensation of Named Executive Officers since the 2011 annual meeting of stockholders. As further described below in Proposal 3, our stockholders are again being provided the opportunity to cast an advisory vote on the frequency of stockholder votes on Named Executive Officer compensation at the 2017 Meeting. The advisory vote described below in Proposal 3 is commonly referred to as a “say-on-frequency” vote. After the 2017 Meeting, the next required vote on the frequency of stockholder votes on Named Executive Officer compensation takes place at the 2023 annual meeting of stockholders. As described in more detail under the heading “Compensation Discussion and Analysis” beginning on page 59 of this Proxy Statement, we believe our Named Executive Officer compensation program aligns with our short and long-term business goals, with a significant portion of compensation “at risk” and directly linked to our overall performance. As such, we believe our executive compensation properly aligns the interests of our executives with the interests of our stockholders.

The Board recommends that the stockholders vote in favor of the following resolution:

RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K and described in the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosures in this Proxy Statement.

As an advisory vote, this proposal is not binding upon the Company or the Board. The Compensation Committee values the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

Vote Required

Approval of this Proposal 2 requires the affirmative vote of a majority of the votes cast. Abstentions will have the same effect as voting against this proposal, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board unanimously recommends that the stockholders vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers.

PROPOSAL 3

ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF FUTURE STOCKHOLDER VOTES ON EXECUTIVE OFFICER COMPENSATION

As described in Proposal 2 above, our stockholders are being provided the opportunity to cast an advisory vote on the Company's executive officer compensation program. The advisory vote on executive officer compensation described in Proposal 2 above is commonly referred to as a “say-on-pay” vote. The advisory vote described in this Proposal 3 is commonly referred to as a “say-on-frequency” vote.

In accordance with Section 14A of the Exchange Act, this Proposal 3 affords our stockholders the opportunity to cast an advisory vote on how often the Company should include a say-on-pay vote in its proxy materials for future annual stockholder meetings (or a special stockholder meeting for which the Company must include executive compensation information in the proxy statement for that meeting). Under this Proposal 3, our stockholders may vote to have the say-on-pay vote every 1 year, every 2 years or every 3 years.

The Company believes that say-on-pay votes should be conducted every year so that stockholders may annually express their views on the Company's executive compensation program. The Compensation Committee, which administers the Company's executive compensation program, values the opinions expressed by stockholders in these votes and will continue to consider the outcome of these votes in making its decisions on executive officer compensation. The Company has had annual say-on-pay votes for the past six years. The last time the Company had a say-on-frequency vote was in 2011.

We therefore request that our stockholders select “1 Year” (as opposed to “2 Years” or “3 Years”) when voting on the frequency of future stockholder votes on Named Executive Officer compensation. Although the advisory vote is non-binding, the Board will review the results of the vote and take it into account in making a determination concerning the frequency of advisory votes on executive officer compensation.

Vote Required

The alternative (every 1 Year, 2 Years or 3 Years) receiving the highest number of votes cast in person or by proxy will be considered the frequency recommended by our stockholders.

The Board unanimously recommends a vote of “1 Year” as the frequency of future stockholder votes on Named Executive Officer compensation.

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed BDO USA, LLP, an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending July 31, 2018, and recommends that the stockholders vote FOR ratification of such appointment. If the stockholders do not ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm, the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests. A representative of BDO USA, LLP, which served as the Company’s independent registered public accounting firm in fiscal 2017, is expected to be present at the 2017 Meeting, to be available to respond to appropriate questions from stockholders and to make a statement if he or she desires to do so.

Vote Required

Approval of this Proposal 4 requires the affirmative vote of a majority of the votes cast. Abstentions will have the same effect as voting against this proposal, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board recommends that the stockholders vote FOR the ratification of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year.

Independent Registered Public Accounting Firm Fees

The following table presents fees for professional audit services and other services rendered by the Company’s independent registered public accountants for the fiscal years ended July 31, 2017 and 2016:

Fee Category	Fiscal 2017 Fees	Fiscal 2016 Fees
Audit Fees(1)	$2,323,152	$2,337,812
Audit-Related Fees(2)	11,500	317,220
Tax Fees(3)	0	3,443
All Other Fees	0	0
Total Fees	$2,334,652	$2,658,475

(1)	Audit Fees. Audit fees for fiscal 2017 and fiscal 2016 consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, services that are normally provided by the Company’s auditors in connection with statutory and regulatory filings or engagements, and costs associated with compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit-Related Fees. Audit-related fees for fiscal 2017 and fiscal 2016 consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” Those audit-related services for fiscal 2017 include an audit of an employee benefit plan and for fiscal 2016 includes due diligence services and audits of employee benefit plans.

(3)	Tax Fees. Tax fees for fiscal 2016 consist of professional services for tax audit compliance services.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit services to be provided by the Company’s independent registered public accounting firm or other firms, and all non-audit services to be provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Company’s independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During fiscal 2017 and fiscal 2016, all services rendered by BDO USA, LLP to the Company were pre-approved by the Audit Committee.

BACKGROUND TO NOL PROTECTION PROPOSALS

(PROPOSALS NOs. 5 AND 6)

Our past operations generated significant net operating losses and other tax benefits (collectively, “NOLs”). Under federal tax laws, for NOLs arising in tax years ending before January 1, 2018, we generally can use any such NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. For NOLs arising in tax years beginning after December 31, 2017, we generally can use any such NOLs and certain related tax credits to reduce ordinary income tax paid on our future taxable income indefinitely, however, any such NOLs cannot be used to reduce ordinary income tax paid in prior tax years. In addition, the deduction for NOLs arising in tax years beginning after December 31, 2017 is limited to 80 percent of our taxable income for any tax year (computed without regard to the NOL deduction). As of July 31, 2017, we had net operating loss carryforwards for federal and state tax purposes of approximately $2.1 billion and $209.8 million, respectively, all of which arose in tax years ending before January 1, 2018 (our “Current NOLs”). While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 382, an “ownership change” occurs if one or more stockholders or groups of stockholders that is each deemed to own at least 5% of our common stock increases their aggregate ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our Current NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our Current NOLs are fully-utilized or expire.

On December 9, 2014, the Company’s stockholders voted in favor of an amendment to the Restated Certificate of Incorporation of the Company that was designed to protect the long-term tax benefits presented by our NOLs and the Certificate of Amendment of the Restated Certificate of Incorporation of the Company effecting such amendment was filed with the State of Delaware on December 29, 2014 (the “Original Protective Amendment”). The Original Protective Amendment expired in December 29, 2017. The Board has determined to replace the Original Protective Amendment with a new similar amendment to our Restated Certificate of Incorporation (the “Protective Amendment”). On March 6, 2018, the Board, subject to approval by stockholders, approved a Protective Amendment.

The Protective Amendment, which is designed to prevent certain transfers of our securities that could result in an ownership change, is described below under Proposal 5. The complete text of the form of Certificate of Amendment of the Restated Certificate of Incorporation reflecting the Protective Amendment is attached as Appendix A to this Proxy Statement. The Protective Amendment will not be put into effect unless and until it is approved by stockholders at the 2017 Meeting.

Our new Tax Benefits Preservation Plan, dated as of January 19, 2018, with American Stock Transfer & Trust Company, LLC (the “Tax Plan”), which was entered into on January 19, 2018 following Board approval, is described below under Proposal 6. The complete text of the Tax Plan is attached as Appendix B to this Proxy Statement. The Tax Plan requires stockholder approval to remain in effect after the 2017 Meeting, and will expire immediately following the final adjournment of the 2017 Meeting if stockholder approval is not received.

After careful consideration, our Board determined that the most effective way to protect the significant potential long-term tax benefits presented by our NOLs is to both (a) adopt the Protective Amendment and (b) approve the Tax Plan, in order to help prevent an ownership change that would impair our ability to utilize the NOLs.

Our Board urges stockholders to read Proposal 5 and Proposal 6 and the complete text of the Protective Amendment and the Tax Plan, which are attached as Appendix A and Appendix B to this Proxy Statement, respectively. It is important to note that neither measure offers a complete solution and that an ownership change may occur even if the Protective Amendment and the Tax Plan are approved by stockholders. The limitations of these measures are described in more detail below.

Because of their respective limitations, the Board believes that the adoption of both measures is appropriate and that together they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant potential long-term tax benefits presented by our NOLs. Accordingly, the Board recommends that stockholders approve both the Protective Amendment and the Tax Plan.

Proposal 5 relating to the Protective Amendment and Proposal 6 relating to the Tax Plan are independent voting items. If Proposal 5 fails to receive the required vote, then Proposal 6 may still be passed by the stockholders. Likewise, if Proposal 6 fails to receive the required vote, then Proposal 5 may still be passed by the stockholders.

PROPOSAL 5

APPROVAL AND ADOPTION OF PROTECTIVE AMENDMENT

TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION

For the reasons described above under “Background to NOL Protection Proposals”, our Board recommends that stockholders approve and adopt the Protective Amendment to our Restated Certificate of Incorporation.

The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our Common Stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99% of our Common Stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases.

The Board believes it is in our and our stockholders’ best interests to adopt the Protective Amendment to help protect the NOLs and has adopted resolutions approving and declaring the advisability of amending our Restated Certificate of Incorporation as described below. The complete text of the Protective Amendment is attached as Appendix A to this Proxy Statement. The Protective Amendment will not become effective unless approved by stockholders at the 2017 Meeting.

The Protective Amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment of the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we would expect to do as soon as practicable after the Protective Amendment is approved by stockholders. Even if approved by the stockholders, the Board retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.

Description of Protective Amendment

The following description of the Protective Amendment is qualified in its entirety by reference to the complete text of the Protective Amendment, which is contained in the amended and restated ARTICLE SEVENTEENTH in the Certificate of Amendment of the Restated Certificate of Incorporation attached as Appendix A to this Proxy Statement.

Please read the Protective Amendment in its entirety as the following description is only a summary of the material terms of the Protective Amendment.

Prohibited Transfers. The Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of our Common Stock that result from the transfer of interests in other entities that own our Common Stock) of Company securities if the effect would be to:

•	increase the direct, indirect or constructive ownership of our Common Stock by any Person (as defined below) from less than 4.99% to 4.99% or more of our Common Stock; or

•	increase the percentage of our Common Stock owned directly, indirectly or constructively by a Person owning or deemed to own 4.99% or more of our Common Stock.

“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group.

Restricted transfers include sales to Persons whose resulting percentage ownership (directly, indirectly or constructively) of our Common Stock would exceed the 4.99% thresholds discussed above, or to Persons whose direct, indirect or constructive ownership of our Common Stock would by attribution cause another Person to exceed such threshold. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is a 4.99% stockholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our Common Stock owned directly, indirectly or constructively by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our Common Stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our Common Stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our Common Stock, to provide all information reasonably requested regarding such person’s direct, indirect or constructive ownership of our Common Stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of our Common Stock, or prohibit ownership (thus requiring dispositions) of our Common Stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly, indirectly or constructively, owns our Common Stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our Common Stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers. Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our Common Stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this Proxy Statement, our Common Stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use the NOLs and any professional fees incurred in connection with addressing such violation.

With respect to any transfer that does not involve a transfer of our securities within the meaning of Delaware law but that would cause a person to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our securities is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by stockholders into the market, the Protective Amendment permits otherwise prohibited transfers of our Common Stock where the transferee is a public group.

In addition, our Board will have the discretion to approve a transfer of our Common Stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests. If our Board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of the NOLs. In deciding whether to grant a waiver, our Board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by our Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. If our Board decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.

In the event of a change in law, our Board will be authorized to modify the applicable allowable percentage ownership interest (currently 4.99%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.

Our Board may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of our securities would jeopardize our ability to use the NOLs.

Implementation and Expiration of the Protective Amendment

If our stockholders approve the Protective Amendment, we intend to file the Protective Amendment promptly with the Secretary of State of the State of Delaware, whereupon the Protective Amendment will become effective. We intend to enforce the restrictions in the Protective Amendment immediately thereafter to preserve the future use of the NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form and to disclose such restrictions to the public generally.

The Protective Amendment would expire on the earliest of (i) our Board’ determination that the Protective Amendment is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 or any successor statute, and (ii) such date as our Board otherwise determines that the Protective Amendment is no longer necessary for the preservation of the NOLs. Our Board may also accelerate the expiration date of the Protective Amendment in the event of a change in the law if our Board has determined that the continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of the NOLs or such action is otherwise reasonably necessary or advisable.

Effectiveness and Enforceability

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:

•	The Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.

•	A court could find that part or all of the Protective Amendment is not enforceable, either in general or as applied to a particular stockholder or fact situation. Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our Common Stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our Common Stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

•	Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective. However, our Board has adopted the Rights Plan, which is intended to act as a deterrent to any person acquiring more than 4.99% of our Common Stock and endangering our ability to use the NOLs.

As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize the NOLs.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•	Each stockholder who owns less than 5% of our Common Stock is generally (but not always) aggregated with other such stockholders and treated as a single “5-percent stockholder” for purposes of Section 382. Transactions in the public markets among such stockholders are generally (but not always) excluded from the Section 382 calculation.

•	There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

•	Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•	Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•	Our redemption or buyback of our Common Stock will increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not individually 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5% (or more) change in ownership.

Certain Considerations Related to the Protective Amendment

Our Board believes that attempting to protect the tax benefits of the NOLs as described above under “Background to NOL Protection Proposals” is in our and our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is approved. Please consider the items discussed below in voting on Proposal 5.

The Internal Revenue Service (“IRS”) could challenge the amount of the NOLs or claim we experienced an ownership change, which could reduce the amount of the NOLs that we can use or eliminate our ability to use them altogether

The IRS has not audited or otherwise validated the amount of the NOLs. The IRS could challenge the amount of the NOLs, which could limit our ability to use the NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of the NOLs even if the Protective Amendment is in place.

Continued Risk of Ownership Change

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all direct and indirect transfers of our Common Stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our Common Stock will be enforceable against all our stockholders, and it may be subject to challenge on equitable grounds, as discussed above.

Potential Effects on Liquidity

The Protective Amendment will restrict a stockholder’s ability to acquire, directly, indirectly or constructively, additional shares of our Common Stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our Common Stock may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder’s ownership of our Common Stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, such stockholder. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our Common Stock approaches the restricted levels.

Potential Impact on Value

If the Protective Amendment is adopted, our Board intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our Common Stock and certain institutional holders who may not be comfortable holding our Common Stock with restrictive legends, may not choose to purchase our Common Stock, the Protective Amendment could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting the NOLs.

Potential Anti-Takeover Impact

The reason our Board approved the Protective Amendment is to protect the significant potential long-term tax benefits presented by the NOLs. The Protective Amendment is not intended to prevent a takeover of the Company. However, the Protective Amendment, if approved by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.99% of our Common Stock and the ability of persons, entities or groups now owning more than 4.99% of our Common Stock to acquire additional shares of our Common Stock without the approval of our Board. Accordingly, the overall effects of the Protective Amendment, if approved by our stockholders may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

Effect of the Protective Amendment If You Vote For It and Already Directly, Indirectly or Constructively Own More Than 4.99% of our Common Stock

If you already own more than 4.99% of our Common Stock, you would be able to transfer shares of our Common Stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our Common Stock or create a new holder of 4.99% or more of our Common Stock. You will also be able to transfer your shares of our Common Stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the Protective Amendment’s transfer restrictions.

Effect of the Protective Amendment If You Vote For It and Directly, Indirectly or Constructively Own Less Than 4.99% of our Common Stock

The Protective Amendment will apply to you, but, so long as you own less than 4.99% of our Common Stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our Common Stock.

Effect of the Protective Amendment If You Vote Against It

Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our Common Stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our Common Stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

Vote Required

The approval of this Proposal 5 requires the affirmative vote of the majority of outstanding shares of our Common Stock entitled to vote on the matter at the 2017 Meeting. Abstentions and “broker non-votes” will have the same effect as a vote against this proposal.

The Board recommends that the stockholders vote FOR the approval and adoption of the Protective Amendment.

PROPOSAL 6

APPROVE THE COMPANY’S TAX BENEFITS PRESERVATION PLAN DESIGNED TO PROTECT THE TAX BENEFITS OF THE COMPANY’S NET OPERATING LOSS CARRYFORWARDS

On January 19, 2018, our Board adopted a Tax Benefits Preservation Plan (the “Tax Plan”) with American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”). The Board is asking stockholders to approve the Tax Plan at the 2017 Meeting. If the Tax Plan is not approved by stockholders at the 2017 Meeting, the Tax Plan will automatically expire immediately following the final adjournment of the 2017 Meeting if stockholder approval is not received.

For the reasons described above under “Background to NOL Protection Proposals”, our Board recommends that stockholders approve the Tax Plan, which is intended to prevent an “ownership change” (as defined under Section 382 of the Code) that would impair our ability to utilize our NOLs.

Because of the possible limitations of the Protective Amendment in preventing transfers of our Common Stock that may result in an ownership change, as further described above under Proposal 5, our Board believes it is in our and our stockholders’ best interests to approve the Tax Plan. Proposal 5 relating to the Protective Amendment and Proposal 6 relating to the Tax Plan are independent voting items. If Proposal 5 fails to receive the required vote, then Proposal 6 may still be passed by the stockholders.

Description of Tax Plan

The following description of the Tax Plan is qualified in its entirety by reference to the complete text of the Tax Plan, which is attached as Appendix B to this Proxy Statement.

Please read the Tax Plan in its entirety as the following description is only a summary of the material terms of the Protective Amendment.

Rights; Rights Certificates; Exercise Period.

In connection with its adoption of the Tax Plan the Board declared a dividend distribution of one right (a “Right”) for each outstanding share of Common Stock, to stockholders of record at the close of business on January 29, 2018 (the “Record Date”). Each Right is governed by the terms of the Rights Plan and entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Series D Junior Participating Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”), at a purchase price of $20.00 per Unit, subject to adjustment (the “Purchase Price”).

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate rights certificates (“Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Tax Plan, the Rights will separate from the Common Stock and a distribution date (the “Distribution Date”) will occur upon the earlier of (i) ten (10) business days following a public announcement that a person or group of affiliated or associated persons (an Acquiring Person, as defined below) has become a beneficial owner of 4.99% or more of the shares of Common Stock then outstanding (the “Stock Acquisition Date”) and (ii) ten (10) business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of book entry shares, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Tax Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Tax Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series D Preferred Stock will be issued.

The definition of “Acquiring Person” contained in the Tax Plan contains several exemptions, including for (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) any person who becomes a beneficial owner of 4.99% or more of the shares of Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such person increases his ownership by any amount over such person’s lowest percentage stock ownership on or after the consummation of the relevant transaction; (iv) any person who, together with all affiliates and associates of such person, was a beneficial owner of 4.99% or more of the shares of Common Stock then outstanding on the date of the Tax Plan or becomes a beneficial owner of 4.99% or more shares of Common Stock then outstanding as a result of a transaction pursuant to which such person received the Prior Approval of the Company, unless and until such person and its affiliates and associates increase their aggregate ownership by any amount over their lowest percentage stock ownership on or after the date of the Tax Plan or decrease their aggregate percentage stock ownership below 4.99%; (v) any person who, within ten (10) business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who, together with all affiliates and associates, thereafter within ten (10) business days following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; and (vi) any person that the Board has affirmatively determined shall not be deemed an Acquiring Person including as a result of an exemption request or a request for prior approval.

The Rights are not exercisable until the Distribution Date and will expire at the earliest of (i) of 11:59 p.m., New York City time, on the date that the votes of the stockholders of the Company, with respect to the Company’s next annual meeting or special meeting of stockholders are certified (which date and time shall be in no event later than 11:59 P.M., New York City time, on January 18, 2019), unless the continuation of the Agreement is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at such meeting of stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Fourth Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); (ii) 11:59 p.m., New York City time, on January 18, 2021; (iii) the time at which the Rights are redeemed or exchanged as provided in the Tax Plan, and (iv) the time at which the Board determines that the Tax Plan is no longer necessary or desirable for the preservation of Tax Benefits.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. After the Distribution Date, the Company generally would issue Rights with respect to shares of Common Stock issued upon the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company after the Tax Plan’s adoption (except as may otherwise be provided in the instruments governing such securities). In the case of other issuances of shares of Common Stock after the Distribution Date, the Company generally may, if deemed necessary or appropriate by the Board, issue Rights with respect to such shares of Common Stock.

Flip-in Trigger.

In the event that a person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a transaction described under “Flip-over Trigger”, below), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of such an event, all Rights that are, or (under certain circumstances specified in the Tax Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of such an event until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $20.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $40.00 worth of Common Stock (or other consideration, as noted above) for $20.00. Assuming that the Common Stock had a per share value of $4.00 at such time, the holder of each valid Right would be entitled to purchase ten (10) shares of Common Stock for $20.00.

Flip-over Trigger.

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation or (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the next preceding paragraph are referred to as the “Triggering Events.”

 Exchange Feature.

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the Common Stock then outstanding, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one (1) share of Common Stock, or one one-thousandth of a share of Series D Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Equitable Adjustments.

The Purchase Price payable, and the number of Units of Series D Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series D Preferred Stock, (ii) if holders of the Series D Preferred Stock are granted certain rights or warrants to subscribe for Series D Preferred Stock or convertible securities at less than the current market price of the Series D Preferred Stock, or (iii) upon the distribution to holders of the Series D Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series D Preferred Stock on the last trading day prior to the date of exercise.

Redemption Rights.

At any time until ten (10) business days following the Stock Acquisition Date, the Company may, at its option, redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendment of Rights.

Any of the provisions of the Tax Plan may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Tax Plan may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Tax Plan. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the Tax Plan which may be defective or inconsistent with any other provision therein.

Miscellaneous.

Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

 Series D Preferred Stock Provisions.

Each one one-thousandth of a share of Series D Preferred Stock, if issued:

•	will entitle the holder thereof to quarterly dividend payments of $0.001 or an amount equal to the dividend paid on one share of Common Stock, whichever is greater;

•	will, upon any liquidation of the Company, entitle the holder thereof to receive either $1.00 plus accrued and unpaid dividends and distributions to the date of payment or an amount equal to the payment made on one share of Common Stock;

•	will have the same voting power as one share of Common Stock; and

•	will, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, entitle holders to a per share payment equal to the payment made on one share of Common Stock.

On January 19, 2018, in connection with the adoption of the Tax Plan, the Company filed a Certificate of Designation of Rights, Preferences and Privileges of Series D Junior Participating Preferred Stock (the “Series D Certificate of Designations”) with the Secretary of State of the State of Delaware. The Series D Certificate of Designations sets forth the rights, powers and preferences of the Series D Preferred Stock.

By voting to approve the Tax Plan stockholders are voting to keep the Tax Plan in effect until it expires or is terminated pursuant to its terms.

Vote Required

Approval of this Proposal 6 requires the affirmative vote of a majority of the votes cast. Abstentions will have the same effect as voting against this proposal, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board recommends that the stockholders vote FOR the approval of the Tax Plan designed to protect the tax benefits of the Company’s net operating loss carryforwards and the continuation of its terms.

PROPOSAL 7

AMENDMENTS TO 2010 PLAN

On October 11, 2010, the Board approved and adopted the ModusLink Global Solutions, Inc. 2010 Incentive Award Plan (the “2010 Plan”), subject to approval by our stockholders. On December 8, 2010, the 2010 Plan was approved by our stockholders. Following approval of the 2010 Plan by our stockholders in 2010, no additional awards were granted under the Company’s 2004 Stock Incentive Plan, 2002 Non-Officer Employee Stock Incentive Plan or 2000 Stock Incentive Plan (collectively, the “Prior Plans”). Awards under the Prior Plans that are outstanding remain outstanding and subject to the terms of the respective Prior Plan until they are either exercised or are forfeited, or until they expire in accordance with their original terms.

The Board has determined that the 2010 Plan does not have sufficient shares of Common Stock (“Shares”) under the 2010 Plan to support the Company’s intended compensation programs over the next several years, including certain equity grants which have been made subject to approval of an amendment to the 2010 Plan to increase the shares available under the 2010 Plan in an amount sufficient to permit such awards.  The Board believes that the success of the Company is largely dependent on its ability to attract and retain highly-qualified employees and non-employee directors and that by offering them the opportunity to acquire or increase their proprietary interest in the Company, the Company will enhance its ability to attract and retain such persons.  Further, the Company strongly believes in aligning the interests of its directors, employees (especially its executive officers) and consultants with those of its stockholders. Accordingly, the Company is proposing to amend the 2010 Plan to increase the number of shares of our Common Stock subject thereto from 5,000,000 shares plus any shares which are subject to awards under the Prior Plans which after the effective date of the 2010 Plan are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plan (the “Prior Plan Shares”) to 11,000,000 shares plus the Prior Plan Shares. In order to provide increased flexibility under the 2010 Plan, the Company is proposing to also amend the 2010 Plan to provide for the following: (i) increasing the limit on shares that may be issued upon the exercise of Incentive Stock Options from 5,000,000 to 11,000,000 and (ii) eliminating the limit on Prior Plan Shares available for Full Value Awards. In addition to the foregoing amendments, the Company is proposing to also amend the 2010 Plan to make certain other related, clarifying and technical changes, including changes to reflect the Company changing its name to Steel Connect, Inc.

On March 6, 2018, subject to stockholder approval, the Board approved amendments to the 2010 Plan described in this Proposal 7 (the “2010 Plan Amendments”), and the Board is now submitting the 2010 Plan reflecting the 2010 Plan Amendments (as so amended, the “Amended Plan”) for stockholder approval. As proposed for approval, an additional 6,000,000 shares will be authorized for future grants under the Amended Plan.

As of [___________,] 2018 there were [___________] shares of our Common Stock issued and outstanding and there were [_______] shares of our Common Stock available for issuance under the 2010 Plan.  The closing sale price of our Common Stock quoted on the NASDAQ Global Select Market on [__________], 2018, was [$_______] per share.

 Description of the Amended Plan

A summary of the Amended Plan is set forth below and the full text of the Amended Plan is attached hereto as Appendix C.  The following discussion of the Amended Plan is qualified in its entirety by reference to Appendix C.

The Amended Plan provides equity compensation to the Board, employees and consultants and is necessary in order to maintain competitive compensation practices and to align the interests of our Board, employees and consultants with our stockholders, in accordance with our executive compensation philosophy. If the Amended Plan is not approved, we will be limited in our ability to use equity compensation as a tool for aligning our Board’s, employees’ and consultants’ interests with our stockholders’ interests. We believe the Amended Plan properly balances its compensatory design with stockholder interests by having the following characteristics:

•	Discounted options or stock appreciation rights (SARs) are prohibited;

•	Repricing of awards is prohibited without prior stockholder approval;

•	No dividends or dividend equivalents are paid on performance awards until the applicable performance criteria is satisfied and shares of Common Stock are issued pursuant to the award;

•	Shares subject to Awards (defined below) under the Amended Plan or awards under the Prior Plans that have expired, been forfeited or settled in cash, or otherwise terminated without having been exercised may be added back to the Amended Plan and may be granted as new Awards. Shares granted under the Amended Plan may be previously authorized but unissued shares, treasury shares or shares bought on the open market or otherwise; and

•	The following shares are not recycled back into the Amended Plan and are not be available for future grants of Awards: (i) shares tendered by a holder or withheld by the Company in payment of the exercise price of an option; (ii) shares tendered by the holder or withheld by the Company to satisfy any tax withholding obligation with respect to an award; (iii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof; and (iv) shares purchased on the open market with the cash proceeds from the exercise of options.

The Amended Plan provides for the grant of incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986 (the “Code”), non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights (“SARs”), deferred stock, dividend equivalent rights, performance awards and stock payments (collectively referred to as “Awards”) to our employees, consultants and directors.

Shares Subject to the Amended Plan

Under the Amended Plan, the aggregate number of shares of Common Stock that may be granted is (i) 11,000,000 Shares plus (ii) any shares of Common Stock that are subject to awards under the Prior Plans, which after the effective date of the 2010 Plan are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plan. Under the Amended Plan, no more than 11,000,000 Shares may be issued upon the exercise of Incentive Stock Options and no more than 4,000,000 shares may be granted as Awards to any one individual during any calendar year.

The shares subject to the Amended Plan, the limitations on the number of shares that may be awarded under the Amended Plan, and shares and option prices subject to Awards outstanding under the Amended Plan, will be adjusted as the administrator of the Amended Plan deems appropriate to reflect stock dividends, stock splits, combinations or exchanges of shares, merger, consolidation, spin-off, recapitalization, or other similar transactions.

No option may be awarded to reduce the per share exercise price of the shares subject to the option below the exercise price as of the date the option is granted, and no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price, unless the approval of the Company’s stockholders is first obtained.

Administration

Generally, the Compensation Committee will administer the Amended Plan. The Compensation Committee has the authority to:

•	select the individuals who will receive Awards;

•	determine the type or types of Awards to be granted;

•	determine the number of Awards to be granted and the number of shares to which the Award relates;

•	determine the terms and conditions of any Award, including the exercise price and vesting (including acceleration thereof);

•	determine the terms of settlement of any Award;

•	prescribe the form of Award agreement;

•	establish, adopt or revise rules for administration of the Amended Plan;

•	interpret the terms of the Amended Plan and any Award, and any matters arising under the Amended Plan; and

•	make all other decisions and determinations as may be necessary or advisable to administer the Amended Plan.

The Compensation Committee may delegate its authority to grant or amend Awards with respect to participants other than senior executive officers or the officers to whom the authority to grant or amend Awards has been delegated. In addition, the full Board, acting by majority, will conduct the general administration of the Amended Plan with respect to Awards granted to directors who are not employees of the Company.

The Compensation Committee or the Board may also amend the Amended Plan. Amendments to the Amended Plan are subject to stockholder approval to the extent required by law, or Nasdaq Stock Market rules or regulations. Additionally, stockholder approval will be specifically required to (i) increase the number of shares available for issuance under the Amended Plan, (ii) reduce the price per share of any outstanding option or stock appreciation right granted under the Amended Plan, or (iii) cancel any option or stock appreciation right in exchange for cash or another award when the option or stock appreciation right price per share exceeds the fair market value of the underlying shares. The Board may exercise the rights and duties of the Compensation Committee, except with respect to matters which are required to be determined in the sole discretion of the Compensation Committee under Rule 16b-3 of the Exchange Act.

Eligibility

Awards under the Amended Plan may be granted to individuals who are our employees or employees of our subsidiaries, our directors and our consultants. However, options which are intended to qualify as ISOs may only be granted to our employees and employees of our subsidiaries.

Awards

The following will briefly describe the principal features of the various Awards that may be granted under the Amended Plan.

Options. Options provide for the right to purchase Common Stock at a specified price, and usually will become exercisable in the discretion of the Compensation Committee in one or more installments after the grant date. The option exercise price may be paid in cash, by check, shares of Common Stock which have been held by the option holder for such period of time as may be required by the Compensation Committee to avoid adverse accounting consequences, other property with value equal to the exercise price, through a broker-assisted cashless exercise, or such other methods as the Compensation Committee may approve from time to time. The Compensation Committee may at any time substitute SARs for unexercised options granted under the Amended Plan.

Options may be granted for any term specified by the Compensation Committee, but shall not exceed ten years or five years from the date an incentive stock option is granted to a greater than 10% stockholder. Options may not be granted at an exercise price that is less than the fair market value of our Common Stock on the date of grant. For purposes of the Amended Plan, fair market value is defined as the closing price for Common Stock on the Nasdaq Stock Market on the grant date (or if no sale occurred on such date, then on the first immediately preceding date during which a sale occurred), as reported in the Wall Street Journal (or another similar reliable source). Additionally, the Compensation Committee may not, without stockholder approval, reprice any options, including the cancellation of options in exchange for options with a lower exercise price.

Options may take two forms, nonstatutory options (NSOs) and ISOs.

ISOs will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code in order to qualify as ISOs. Among such restrictions, ISOs must:

•	have an exercise price not less than the fair market value of Common Stock on the date of grant, or if granted to certain individuals who own or are deemed to own at least 10% of the total combined voting power of all of our classes of stock (“10% stockholders”), then such exercise price may not be less than 110% of the fair market value of Common Stock on the date of grant;

•	be granted only to our employees and employees of our subsidiary entities;

•	expire within a specified time following the option holder’s termination of employment;

•	be exercised within ten years after the date of grant, or with respect to 10% stockholders, no more than five years after the date of grant; and

•	not be first exercisable for more than $100,000 worth of value, determined based on the exercise price.

If an Award purported to be an ISO fails to meet the requirements of the Code, then the Award will instead be considered a NSO.

Restricted Stock. A restricted stock award is the grant of shares of Common Stock at a price determined by the Compensation Committee (which price may be zero), is nontransferable and unless otherwise determined by the Compensation Committee at the time of award, may be forfeited upon termination of employment or service during a restricted period. The Compensation Committee may restrict the participant’s ability to vote the shares of restricted stock and or receive dividends on such shares.

Stock Appreciation Rights. SARs provide for the payment to the holder based upon increases in the price of Common Stock over a set base price, which may not be less than the fair market value of Common Stock on the date of grant. Payment for SARs may be made in cash, Common Stock or any combination of the two. The Compensation Committee may not, without stockholder approval, reprice any SARs, including the cancellation of SARs in exchange for options or SARs with a lower exercise price. The Compensation Committee is authorized to grant SARs to eligible individuals from time to time, in its sole discretion, on such terms and conditions including with regard to vesting, as it determines. SARs may be granted for any term specified by the Compensation Committee, but shall not exceed ten years.

Restricted Stock Units. Restricted stock units represent the right to receive shares of Common Stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit agreement we shall deliver to the holder of the restricted stock unit, unrestricted shares of Common Stock which will be freely transferable. The Compensation Committee will specify the purchase price, if any, to be paid by the grantee for the Common Stock.

Dividend Equivalents. Dividend equivalents represent the right to receive equivalent value (in cash or Shares) of the dividends per share of Common Stock paid by the Company, calculated with reference to the number of shares covered by an Award (other than a dividend equivalent award) held by the participant. No dividends or dividend equivalent awards will be paid on any performance awards until the applicable performance criteria is satisfied and shares of Common Stock are issued pursuant to the Award. No dividends or dividend equivalent awards will be paid with respect to options or SARs.

Stock Payments. Payments to participants of bonuses or other compensation may be made under the Amended Plan in the form of Common Stock. The number of shares will be determined by the Compensation Committee, and may be based upon performance criteria, including the Performance Criteria. Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such eligible individual.

Deferred Stock. Deferred stock typically is awarded without payment of consideration and is subject to vesting conditions, including satisfaction of performance criteria, including the Performance Criteria. Like restricted stock, deferred stock may not be sold or otherwise transferred until the vesting conditions are removed or expire. Unlike restricted stock, deferred stock is not actually issued until the deferred stock award has vested. Recipients of deferred stock have no voting or dividend rights prior to the time when the vesting conditions are met and the deferred stock is delivered.

Performance Award. Performance awards are payable in cash, stock or both and are linked to satisfaction of performance criteria, including the Performance Criteria (defined below). The Compensation Committee has the authority to reduce the amount otherwise payable under a performance award upon attainment of the Performance Criteria. If the Compensation Committee determines that the Award is intended to meet the requirements of “qualified performance based compensation” under Code Section 162(m), then the performance criteria on which the Award will be based will be with reference to any one or more of the following: earnings (either before or after interest, taxes, depreciation and amortization), gross or net sales or revenue, income (either operating, gross or net, or before or after taxes), adjusted net income, operating earnings or profit, cash flow (including, but not limited to, operating cash flow and free cash flow), return on assets, return on capital, return on stockholders’ equity, total stockholder return, return on sales, gross or net profit or operating margin, costs, funds from operations, expenses, working capital, earnings per share, adjusted earnings per share, price per share of Common Stock, regulatory body approval for commercialization of a product, implementation or completion of critical projects, market share, economic value, productivity, operating efficiency, economic value-added (as determined by the Compensation Committee), cash flow return on capital, return on net assets, regulatory compliance, improvement in financial ratings, objective goals relating to the balance sheet or income statement, and such other objective goals established by the Compensation Committee any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators (the “Performance Criteria”). A description of how the Tax Cuts and Jobs Act (the “Tax Act”), enacted on December 22, 2017, affects the treatment of performance awards under the Amended Plan is provided below under the heading “Section 162(m) and the Tax Cuts and Jobs Act.”

Change in Control

In the event of a change in control (as defined in the Amended Plan set forth in Appendix C to this Proxy Statement), Awards granted under the Amended Plan will be assumed or an equivalent award will be substituted by a successor in such change in control. If such Awards are assumed or substituted and the participant is terminated without cause within 12 months following the change in control, then the Awards will become fully vested. If the Awards are not assumed or substituted in the change in control, they may, in the discretion of the Compensation Committee, become fully vested and exercisable immediately prior to the consummation of a change in control.

Adjustments Upon Certain Events

The number and kind of securities subject to an Award, terms and conditions (including performance targets or criteria) and the exercise price or base price of outstanding Awards will be equitably adjusted as the Compensation Committee deems appropriate, in its discretion, to reflect any stock dividends, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or other similar changes affecting the shares other than an equity restructuring. In the event of any other change in the capitalization of the Company, including an equity restructuring, the Compensation Committee will make equitable adjustments in the number and class of shares and the per share grant or exercise price for outstanding Awards as the Compensation Committee deems appropriate in its discretion to prevent dilution or enlargement of rights. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares or share price of Common Stock, including an equity restructuring, the Company may in its sole discretion refuse to permit the exercise of any Award for a period of 30 days prior to the consummation of any such transaction.

Awards Not Transferable

Generally, the Awards may not be pledged, assigned or otherwise transferred other than by will or by laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Compensation Committee. The Compensation Committee may allow Awards other than ISOs to be transferred for estate or tax planning purposes to members of the holder’s family, charitable institutions or trusts for the benefit of family members.

Miscellaneous

As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions on any Award, the Company has the authority and the right to require participants to discharge all applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations, subject to the discretion of the Compensation Committee to disapprove of such use.

No further Awards may be granted under the Amended Plan after the tenth anniversary of its approval by stockholders.

Certain U.S. Federal Income Tax Consequences

The U.S. Federal income tax consequences of the Amended Plan under current U.S. Federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the Amended Plan, and is intended for general information only. Alternative minimum tax and other Federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

Nonqualified Stock Options. For Federal income tax purposes, the recipient of NSOs granted under the Amended Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of NSOs the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise.

Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of tax preference” for the optionee. Generally, upon the sale or other taxable disposition of the shares of Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the Award exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee’s ordinary income generally is limited to the excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

Restricted Stock. Generally, a participant will not be taxed upon the grant or purchase of restricted stock that is subject to a “substantial risk of forfeiture,” within the meaning of Code Section 83, until such time as the restricted stock is no longer subject to the substantial risk of forfeiture. At that time, the participant will be taxed on the difference between the fair market value of the Common Stock and the amount the participant paid, if any, for such restricted stock. However, the recipient of restricted stock under the Amended Plan may make an election under Code Section 83(b) to be taxed with respect to the restricted stock as of the date of transfer of the restricted stock rather than the date or dates upon which the restricted stock is no longer subject to a substantial risk of forfeiture.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR. Upon exercise of a SAR, the cash or the fair market value of the shares received generally will be taxable as ordinary income in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock Units. A participant will generally not recognize taxable income upon grant of a restricted stock unit. However, when the shares are delivered to the participant, then the value of such shares at that time will be taxable to the participant as ordinary income. Generally, the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the participant.

Dividend Equivalents. A participant will recognize taxable ordinary income on dividend equivalents as they are paid and the Company generally will be entitled a corresponding deduction.

Performance Share Awards and Performance Stock Units. A participant will recognize taxable ordinary income on the fair market value of the shares or the cash paid on performance share awards and performance stock units when such Awards are delivered or paid and generally the Company will be entitled to a corresponding deduction.

Stock Payments. A participant will recognize taxable ordinary income on the fair market value of the stock delivered as payment of bonuses or other compensation under the Amended Plan and generally the Company will be entitled to a corresponding deduction.

Deferred Stock. A participant will recognize taxable ordinary income on the fair market value of the shares on the date shares are delivered under a deferred stock award and generally the Company will be entitled to a corresponding deduction.

Performance Awards. A participant will recognize taxable ordinary income on the amount of cash paid under the Performance Award and generally the Company will be entitled to a corresponding deduction. A description of how the Tax Act affects the treatment of performance awards under the Amended Plan is provided below under the heading “Section 162(m) and the Tax Cuts and Jobs Act.”

Code Section 409A. Certain Awards under the Amended Plan, depending in part on particular Award terms and conditions, may be considered non-qualified deferred compensation subject to the requirements of Code Section 409A. If the terms of such Awards do not meet the requirements of Code Section 409A, then the violation may result in an additional 20% tax obligation, plus penalties and interest for such participant.

Section 162(m) and the Tax Cuts and Jobs Act. The Tax Cuts and Jobs Act of 2017 ("Tax Act") generally eliminated the ability to deduct compensation qualifying for the "performance-based compensation" exception under Code Section 162(m) for tax years commencing after December 31, 2017. Code Section 162(m) imposes a $1 million limit on the amount that a public company may deduct for compensation paid to anyone who has ever been the Company’s chief executive officer, chief financial officer or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016 (i.e., a "covered employee"). For 2017 and prior taxable years, an exception to this deduction limit applied to "performance-based compensation," such as stock options and other equity awards that satisfied certain criteria. Under the Tax Act, the performance-based pay exception to Code Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017. Because of the fact-based nature of the performance-based compensation exception under Code Section 162(m), the limited availability of guidance thereunder, and the uncertain scope of the aforementioned transition relief, we cannot provide assurance that any awards under the Amended Plan will qualify for the performance-based compensation exception. The amendment to the Plan is not intended to affect the grandfathered status of awards previously granted that were intended to qualify as "performance-based compensation" under Code Section 162(m). The Board and the Compensation Committee will consider the potential impact of Code Section 162(m) on grants made under the Amended Plan, but reserve the right to approve grants of options and other awards for a covered employee that exceeds the deduction limit of Code Section 162(m).

New Plan Benefits

The following table discloses the benefits or amounts that will be received by or allocated to each of the recipients listed below by the Amended Plan.

NEW PLAN BENEFITS
2010 Incentive Award Plan
Name and Position	Dollar Value ($)	Number of Units
James R. Henderson, President and Chief Executive Officer	(1)	(1)
Louis J. Belardi, Chief Financial Officer	(1)	(1)
Executive Group (2 people)	(1)	(1)
Non-Executive Director Group	(1)(2)(3)	1,275,806 (1)(2)(3)
Non-Executive Officer Employee Group	(1)	(1)

(1)	Awards under the 2010 Plan are within the discretion of the Compensation Committee and therefore, future awards (and the value thereof) under the 2010 Plan, or, if approved, under the Amended Plan, are generally not determinable.

(2)	On December 15, 2017, the Board, upon the recommendation of the Compensation Committee and a Special Committee of the Board, approved certain equity grants to Messrs. Lichtenstein, Howard and Fejes; the following of which (the “Equity Grants”) were subject to approval of an amendment to the 2010 Plan to increase the shares available under the 2010 Plan in an amount sufficient to permit such awards:

(a) Award of Restricted Stock of the Company, in the amounts set forth below, that will vest in their entirety on the day the price of the Company’s Common Stock shall have closed at or above $2.00 per share for any five consecutive business days after December 15, 2017 (the “Grant Date”), subject to both (i) prior approval by the Company’s stockholders of an amendment to the Amended Plan to increase the shares available under the Amended Plan in an amount sufficient to permit this award and (ii) the Recipient’s continuous service with the Company from the Grant Date through the vesting date;

Recipient	Award
Warren G. Lichtenstein	30,000 shares
Jack Howard	15,000 shares
William T. Fejes	5,000 shares

(b) Award of Restricted Stock of the Company, in the amounts set forth below, that will vest in their entirety on the day the price of the Company’s Common Stock shall have closed at or above $2.25 per share for any five consecutive business days after the Grant Date, subject to both (i) prior approval by the Company’s stockholders of an amendment to the Amended Plan to increase the shares available under the Amended Plan in an amount sufficient to permit this award and (ii) the Recipient’s continuous service with the Company from the Grant Date through the vesting date; and

Recipient	Award
Warren G. Lichtenstein	300,000 shares
Jack Howard	150,000 shares
William T. Fejes	50,000 shares

(c) Award of Restricted Stock of the Company, in the amounts set forth below, that will vest in their entirety on the day the price of the Company’s Common Stock shall have closed at or above $2.50 per share for any five consecutive business days after the Grant Date, subject to both (i) prior approval by the Company’s stockholders of an amendment to the Amended Plan to increase the shares available under the Amended Plan in an amount sufficient to permit this award and (ii) the Recipient’s continuous service with the Company from the Grant Date through the vesting date;

Recipient	Award
Warren G. Lichtenstein	300,000 shares
Jack Howard	150,000 shares
William T. Fejes	50,000 shares

(3)	The Company’s Fourth Amended and Restated Board Compensation Plan (the “Board Compensation Plan”) provides that on the first business day each calendar year, each non-employee director will receive a grant of restricted stock having a fair market value on $100,000 (the “Annual Awards”). The Board temporarily lowered the fair market value of the Annual Awards to $80,000 and the fair market value of the Annual Awards continues to be $80,000. As there were not enough shares available under the 2010 Plan for the Company to issue the Annual Awards for the 2018 calendar year (the “2018 Annual Awards”) to the Directors on January 2, 2018, the Board acted by written consent on December 27, 2017, to approve a grant of the 2018 Annual Awards, with the issuance of such awards to be made when the Company’s Stockholders approve increasing the number of shares available for issuance under the 2010 Plan. The issuance of the Annual Awards for the 2018 calendar year were based on a fair market value as if such awards were issued on January 2, 2018 ($2.48 per share) and have a vesting date of January 2, 2019 (as if such awards were issued on January 2, 2018). Each of the Company’s seven Directors has been granted a 2018 Annual Award of 32,258 restricted shares of Company Common Stock, subject to approval of the Amended Plan.

The approval of the Amended Plan by the Company’s stockholders at the 2017 Meeting shall satisfy the conditions set forth in clause (i) of footnotes 2(a) – (c) above and the approval required in connection with the 2018 Annual Awards set forth in footnote 3 above.

Equity Compensation Plan Information

The following table sets forth certain information regarding the Company’s equity compensation plans as of July 31, 2017:

EQUITY COMPENSATION PLAN INFORMATION
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	838,734	$2.73	5,299,305	(1)
Equity compensation plans not approved by security holders(2)	30,250	$6.58	—

Total	868,984	$9.31	5,299,305

(1) Includes approximately 136,400 shares available for issuance under the Company’s Amended and Restated 1995 Employee Stock Purchase Plan, as amended.

(2) In March 2002, the Board of Directors adopted the 2002 Non-officer Employee Stock Incentive Plan (the “2002 Plan”), which was adopted without the approval of our security holders. Pursuant to the 2002 Plan, 415,000 shares of common stock were reserved for issuance (subject to adjustment in the event of stock splits and other similar events). In May 2002, the Board of Directors approved an amendment to the 2002 Plan in which the total shares available under the plan were increased to 1,915,000. Under the 2002 Plan, non-statutory stock options or restricted stock awards were granted to the Company’s or its subsidiaries’ employees, other than those who were also officers or directors, as defined. In connection with the adoption of the 2010 Incentive Award Plan on December 8, 2010, equity awards are no longer granted under the 2002 Plan.

Vote Required

Approval of this Proposal 7 requires the affirmative vote of a majority of the votes cast. Abstentions will have the same effect as voting against this proposal, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board unanimously recommends that the stockholders vote FOR approval of the 2010 Plan Amendments.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of February 20, 2018, with respect to the beneficial ownership of shares of Common Stock by: (i) 5% stockholders; (ii) the members of the Board of the Company, (iii) the Named Executive Officers (as defined under “Summary Compensation Table”); and (iv) all current executive officers and members of the Board of the Company, as a group.

	Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Number of Shares	Percent of Class(2)
5% Stockholders
Steel Partners Holdings L.P. (3)	40,856,040	52.3%

Directors and Nominees
Jeffrey J. Fenton (4)	192,211	*%
Glen M. Kassan (5)	146,455	*
Philip E. Lengyel (6)	95,644	*
Warren G. Lichtenstein (7)	2,819,737	4.7
Jeffrey S. Wald (8)	164,700	*
Jack L. Howard (9)	1,345,000	2.2
William T. Fejes, Jr.(10)	445,000	*

Named Executive Officers**
James R. Henderson	0	*%
Louis J. Belardi	0	*

All current executive officers and directors, as a group (9 persons)	5,208,747	8.7

_____________

* Less than 1%

** On March 23, 2016, Board appointed James R. Henderson to serve as the Chief Executive Officer of ModusLink Corporation, the Company’s principal operating subsidiary; and on June 17, 2016, the Board appointed Mr. Henderson to serve as the Company’s President and Chief Executive Officer. Mr. Henderson replaced John J. Boucher, whose employment with the Company ended March 23, 2016. On June 17, 2016, the Board appointed Louis J. Belardi to serve as the Company’s Executive Vice President, Chief Financial Officer and Secretary effective June 27, 2016. Mr. Belardi replaced Joseph B. Sherk, who, until June 27, 2016, acted as the Company’s Principal Financial Officer, Principal Accounting Officer and Corporate Controller pursuant to the Management Services Agreement, as amended, with SP Corporate then SPH Services, Inc. Warren G. Lichtenstein, the Chairman of our Board, served as the Company’s interim CEO from March 28, 2016, to June 17, 2016. On June 17, 2016, the Board appointed Mr. Lichtenstein as Executive Chairman.

(1)	For purposes of this table, beneficial ownership is determined by rules promulgated by the Securities and Exchange Commission (the “SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after February 20, 2018, through the exercise of any stock option or other right (“Presently Exercisable Options”). The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The Company believes that each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of Common Stock listed as owned by such person or entity unless noted otherwise. Unless otherwise indicated, the address of each person listed in the table is c/o Steel Connect, Inc., 1601 Trapelo Road, Suite 170, Waltham, MA 02451.

(2)	Number of shares deemed outstanding includes 60,205,946 shares of Common Stock as of February 20, 2018, plus any shares subject to Presently Exercisable Options held by the person in question.

(3)	Based on information provided in the Schedule 13D filed by Handy & Harman, Ltd. (“HNH”), BNS Holdings, Inc. (“BNS”), Steel Partners, Ltd. (“SPL”), Steel Partners Holdings L.P. (“Steel Holdings”), SPH Group LLC (“SPHG”), SPH Group Holdings LLC (“SPHG Holdings”), Steel Partners LLC (“Partners LLC”), and Warren G. Lichtenstein with the SEC on October 14, 2011 and all amendments thereto, including that certain Amendment No. 22 to Schedule 13D filed by HNH, WHX CS Corp. (“WHX CS”), SPL, Steel Holdings, SPHG, SPHG Holdings, Steel Partners Holdings GP Inc. (“Steel Holdings GP”), Mr. Lichtenstein, Glen M. Kassan, Jack L. Howard and William T. Fejes, Jr. on December 19, 2017; a Form 4 filed by Steel Holdings, SPHG, SPHG Holdings and Steel Holdings GP on December 19, 2017; a Form 4 filed by Mr. Lichtenstein on December 19, 2017; and a Form 4 filed by Mr. Kassan on January 4, 2017; a Form 4 filed by Mr. Howard on December 19, 2017 and a Form 4 filed by Mr. Fejes on December 19, 2017. The principal business address of HNH and WHX CS is 1133 Westchester Avenue, Suite N222, White Plains, NY 10604. The principal business address of SPL, Steel Holdings, SPHG, SPHG Holdings and Partners LLC is 590 Madison Avenue, 32nd Floor, New York, NY 10022.

•	SPL owns 60,000 shares of Common Stock. Mr. Lichtenstein is the Chief Executive Officer and stockholder of SPL. Accordingly, Mr. Lichtenstein may be deemed to have shared investment and voting power with respect to such shares of Common Stock held indirectly by him. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned directly by SPL except to the extent of his pecuniary interest therein.

•	SPHG Holdings owns 2,245,990 shares of Common Stock and beneficially owned an additional 17,857,143 shares of Common Stock underlying currently convertible Series C Convertible Preferred Stock of the Issuer (the Preferred Stock) owned directly by SPHG Holding. Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Holdings, the managing manager of SPHG and the manager of SPHG Holdings. Accordingly, by virtue the relationships discussed above, each of Steel Holdings, SPHG, and Steel Holdings GP may be deemed to beneficially own the shares of Common Stock owned directly by SPHG Holdings. Each of SPHG, Steel Holdings, and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by SPHG Holdings except to the extent of his or its pecuniary interest therein.

•	HNH owns 2,496,545 shares of Common Stock. SPHG Holdings owns 100% of the outstanding shares of Common Stock of HNH. Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Holdings, the managing manager of SPHG and the manager of SPHG Holdings Accordingly, each of SPHG Holdings, Steel Holdings, SPHG and Steel Holdings GP may be deemed to beneficially own the shares of Common Stock owned directly by HNH. Each of SPHG Holdings, Steel Holdings, SPHG and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by HNH.

•	WHX CS owns 5,940,170 shares of Common Stock. HNH owns 100% of the outstanding shares of Common Stock of WHX CS, and SPHG Holdings owns 100% of the outstanding shares of Common Stock of HNH. Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Holdings, the managing manager of SPHG and the manager of SPHG Holdings. Accordingly, by virtue of the relationships described above, each of HNH, SPHG Holdings, Steel Holdings, SPHG and Steel Holdings GP may be deemed to beneficially own the shares of Common Stock owned directly by WHX CS. Each of HNH, SPHG Holdings, Steel Holdings, SPHG and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by WHX CS.

•	Each of WHX CS, HNH, SPHG Holdings, SPHG, Steel Holdings and Steel Holdings GP is deemed to have shared power to vote and dispose of the shares owned directly by WHX CS. Each of HNH, SPHG Holdings, SPHG, Steel Holdings and Steel Holdings GP is deemed to have shared power to vote and dispose of the shares owned directly by HNH. Each of SPHG Holdings, Steel Holdings, SPHG and Steel Holdings GP is deemed to have shared power to vote and dispose of the shares owned directly by SPHG Holdings. Each of Steel Holdings and Steel Holdings GP is deemed to have shared power to vote and dispose of the shares owned directly by Steel Holdings. Each of SPL and Mr. Lichtenstein is deemed to have shared power to vote and dispose of the shares owned directly by SPL. Each of Messrs. Lichtenstein, Kassan, Howard and Fejes has the sole power to vote all shares he directly owns and has the sole power to dispose all shares (other than unvested restricted shares) he directly owns.

•	Steel Holdings directly owns 7,500,000 shares of Common Stock. Steel Holdings GP may be deemed to beneficially own the shares.

•	Mr. Lichtenstein beneficially owns 2,819,737 shares of Common Stock, Mr. Kassan beneficially owns 146,455 shares of Common Stock, Mr. Howard beneficially owns 1,345,000 shares of Common Stock, and Mr. Fejes beneficially owns 445,000 shares of Common Stock . As described above Mr. Lichtenstein may also be deemed to have shared investment and voting power with respect to 60,000 shares owned by SPL, and Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned directly by SPL except to the extent of his pecuniary interest therein.

(4)	Consists of 192,211 shares owned directly by Mr. Fenton.

(5)	Consists of 146,455 shares of Common Stock owned directly by Mr. Kassan. Mr. Kassan is a member of the Section 13(d) group described in Footnote 3 above that owns more than 10% of the Company’s outstanding Common Stock. Mr. Kassan disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

(6)	Consists of 95,644 shares owned directly by Mr. Lengyel.

(7)	Consists of 2,819,737shares of Common Stock owned directly by Mr. Lichtenstein. Does not include 60,000 shares of Common Stock owned directly by SPL and included in the number of shares owned by Steel Holdings in the beneficial ownership table and as described above. Mr. Lichtenstein is the Chief Executive Officer and sole director of SPL. Accordingly, by virtue of the Mr. Lichtenstein’s relationship with SPL, Mr. Lichtenstein may be deemed to beneficially own the shares of Common Stock of the Company owned directly by SPL. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by SPL except to the extent of his pecuniary interest therein. Mr. Lichtenstein is a member of the Section 13(d) group described in Footnote 3 above that owns more than 10% of the Company’s outstanding Common Stock. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

(8)	Consists of 164,700 shares owned directly by Mr. Wald.

(9)	Consists of 1,345,000 shares of Common Stock owned directly by Mr. Howard. Mr. Howard is a member of the Section 13(d) group described in Footnote 3 above that owns more than 10% of the Company’s outstanding Common Stock. Mr. Howard disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

(10)	Consists of 445,000 shares of Common Stock owned directly by Mr. Fejes. Mr. Fejes is a member of the Section 13(d) group described in Footnote 3 above that owns more than 10% of the Company’s outstanding Common Stock. Mr. Fejes disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management by Affiliates of Steel Holdings

As of the Record Date, Steel Holdings and its affiliates beneficially owned 40,856,040 shares of the Company’s Common Stock, representing approximately 52% of our outstanding shares of Common Stock. Steel Holdings GP is the general partner of Steel Holdings. Warren G. Lichtenstein, the Executive Chairman of our Board, is also the Executive Chairman of Steel Holdings GP. Glen Kassan, our Vice Chairman of the Board and former Chief Administrative Officer, is also affiliated with Steel Holdings GP. Jack L. Howard, the President and a director of Steel Holdings GP, was appointed to the Board upon the closing of the Preferred Stock Transaction described below. William T. Fejes, an employee of a subsidiary of Steel Holdings, was appointed to the Board upon the closing of the Preferred Stock Transaction described below. Full biographical information for Messrs. Lichtenstein, Kassan, Howard and Fejes can be found above in Proposal 1 under the section entitled “Information Concerning the Directors and the Board’s Nominees.” Prior to his passing, Mr. Bergamo was a director of Steel Holdings and of the Company and also served as Chairman of the Company’s Audit Committee.

Preferred Stock Transaction and Warrant Repurchase

On December 15, 2017, the Company entered into a Preferred Stock Purchase Agreement (the “Purchase Agreement”) with SPHG Holdings, pursuant to which the Company issued 35,000 shares of the Company’s newly created Series C Convertible Preferred Stock, par value $0.01 per share (the Preferred Stock), to SPHG Holdings at a price of $1,000 per share, for an aggregate purchase consideration of $35.0 million (the “Preferred Stock Transaction”).  The terms, rights, obligations and preferences of the Preferred Stock are set forth in a Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Company (the “Series C Certificate of Designations”), which has been filed with the Secretary of State of the State of Delaware.

Under the Series C Certificate of Designations, each share of Preferred Stock can be converted into shares of the our Common Stock, at an initial conversion price equal to $1.96 per share, subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction. Holders of the Preferred Stock will also receive dividends at 6% per annum payable in cash or Common Stock. If at any time the closing bid price of the Company’s Common Stock exceeds 170% of the conversion price for at least five consecutive trading days (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction), the Company has the right to require each holder of Preferred Stock to convert all, or any whole number, of shares of the Preferred Stock into Common Stock. The Preferred Stock is currently convertible into 17,857,143 shares of Common Stock.

The Preferred Stock Transaction was approved and recommended to the Board by a special committee of the Board (the “Special Committee”) consisting of Messrs. Wald, Fenton and Lengyel. Each member of the Special Committee was independent and not affiliated with Steel Holdings GP, which controls the power to vote and dispose of the securities held by SPHG Holdings and its affiliates.

On December 15, 2017, contemporaneously with the closing of the Preferred Stock Transaction, the Company entered into a Warrant Repurchase Agreement (the “Warrant Repurchase”) with Steel Holdings, an affiliate of SPHG Holdings, pursuant to which the Company repurchased for $100 the warrant to acquire 2,000,000 shares of the Common Stock (the “Warrant”) that the Company had previously issued to Steel Holdings. The Warrant, which was to expire in 2018, was terminated by the Company upon repurchase.

As of December 14, 2017 (prior to the closing of the Preferred Stock Transaction), SPHG Holdings and its affiliates beneficially owned approximately 35.62% of our outstanding shares of Common Stock. Upon closing of the Preferred Stock Transaction and the Warrant Repurchase and following the previously reported equity grants to Messrs. Lichtenstein, Howard and Fejes on December 15, 2017, SPHG Holdings and its affiliates beneficially own approximately 52% of our outstanding shares of Common Stock, and the Company may be deemed to be a controlled company under Nasdaq rules.

Management Services Agreement

On December 31, 2014, we entered into a Management Services Agreement with SP Corporate Services LLC (“SP Corporate”), an indirect wholly owned subsidiary of Steel Holdings, effective as of January 1, 2015 (as amended, the “Management Services Agreement”).

The Management Services Agreement had an initial term of six months. On June 30, 2015, we entered into an amendment that extended the term of the Management Services Agreement to December 31, 2015, and provided for automatic renewal for successive one year periods, unless and until terminated in accordance with the terms set forth therein, which include, under certain circumstances, the payment by the Company of certain termination fees to SP Corporate. On March 10, 2016, we entered into a Second Amendment to the Management Services Agreement with SPH Services, Inc. (“SPH Services”), the parent of SP Corporate and an affiliate of SPHG Holdings, pursuant to which SPH Services assumed rights and responsibilities of SP Corporate and the services provided by SPH Services to the Company were modified pursuant to the terms of the Amendment. Also on March 10, 2016, we entered into a Transfer Agreement with SPH Services pursuant to which we agreed to the transfer to the Company of certain individuals who provide corporate services to the Company. SP Corporate and Partners LLC merged with and into SPH Services, with SPH Services surviving. SPH Services has since changed its name to Steel Services Ltd. (“Steel Services”).

Warren Lichtenstein, our Executive Chairman of the Board, is affiliated with Steel Holdings, and was the Chief Executive Officer of SP Corporate and is now the Chief Executive Officer of Steel Services. In addition, Glen Kassan, our Vice Chairman of the Board and former Chief Administrative Officer, is also affiliated with Steel Holdings. Joseph B. Sherk, who had previously served as our Principal Financial Officer, Principal Accounting Officer and Corporate Controller, became an employee of SP Corporate on January 1, 2015, and he served as Principal Financial Officer and Chief Accounting Officer of SP Corporate. Under the Management Services Agreement, SP Corporate furnished the services of Mr. Sherk to the Company, and Mr. Sherk served as the Company’s Principal Financial Officer, Principal Accounting Officer and Corporate Controller under the Management Services Agreement from January 1, 2015 until June 27, 2016. Mr. Sherk was rehired by the Company on March 16, 2017 to serve as Vice President, Treasury and Tax, but is no longer considered a Named Executive Officer. Additionally, Steel Services furnishes us with personnel to perform additional services, which include, without limitation:

•	Services related to corporate treasury functions and financing matters;

•	Support of M&A functions; and

•	Legal services, including but not limited to advising the Company on risk management, governance and compliance generally, assisting with public company reporting requirements, advising on investigations and litigation, and advising on major business transactions.

The Management Services Agreement was approved by the Related Party Transactions Committee, a special committee of the Board comprised entirely of independent directors having no affiliation with SP Corporate or its affiliates. Performance of services under the Management Services Agreement by Steel Services and its personnel are now subject to the oversight of the Audit Committee, and the authority of Steel Services and its personnel to incur any obligation or enter into any transaction is subject to the prior approval of the Audit Committee or a prior written delegation of authority of the Audit Committee delivered to Steel Services. In connection with entry into the Management Services Agreement, eight employees (including Mr. Sherk) of the Company were transferred to SP Corporate, at which time SP Corporate assumed the majority of costs associated with compensating those employees and providing applicable benefits. The services that such persons provide to the Company are provided on a non-exclusive basis. However, pursuant to the terms of the Management Services Agreement, all such persons are required to devote such time and effort as is reasonably necessary to fulfill the statutory and fiduciary duties applicable to them in performing such services.

A third amendment to the Management Services Agreement, effective September 1, 2017 (the “Third Amendment”), reduced the fixed monthly fee paid by the Company to Steel Services under the Management Services Agreement from $175,000 per month to $95,641 per month. The monthly fee is subject to review and adjustment by agreement between the Company and Steel Services for periods commencing in fiscal 2016 and beyond. Additionally, we may be required to reimburse Steel Services and its affiliates for all reasonable and necessary business expenses incurred on our behalf in connection with the performance of the services under the Management Services Agreement, including travel expenses.

The Management Services Agreement provides that, under certain circumstances, we may be required to indemnify and hold harmless Steel Services and its affiliates and employees from any claims or liabilities by a third party in connection with activities or the rendering of services under the Management Services Agreement.

Our Related Party Transactions Committee approved the entry into the Management Services Agreement, the first two amendments to the Management Services Agreement and the Transfer Agreement. The Audit Committee approved the Third Amendment. The Related Party Transactions Committee concluded that by consolidating back office functions and corporate overhead between SP Corporate (now Steel Services) and the Company, the Company likely would achieve cost savings over time. In negotiating and approving the Management Services Agreement, the Related Party Transactions Committee, consisting of Jeffrey J. Fenton, Philip E. Lengyel and Jeffrey S. Wald, each of whom is an independent director as defined by the rules of Nasdaq, considered, among other things, issues such as the scope of the services to be provided by SP Corporate and SPH Services to the Company, the pricing of the arrangement under the Management Services Agreement, and the limits of authority for the outsourced personnel.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee reviews all related party transactions on an ongoing basis and all such transactions must be approved or ratified by the Audit Committee. On October 11, 2016, the Board adopted a Related Person Transaction Policy that is administered by the Audit Committee and applies to all related party transactions. The Related Person Transaction Policy was adopted in part to address Auditing Standard No. 18 (Related Parties). The responsibility to review, approve and ratify related party transactions was previously held by the Related Party Transactions Committee from November 20, 2014, until October 11, 2016.

A “related-party transaction” is a transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a “related person” or entity has a direct or indirect material interest). “Related persons” include the Company’s executive officers, directors, nominees for directors, 5% or more beneficial owners of our Common Stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest.

During the period between the August 1, 2016 and October 11, 2016, the Related Party Transactions Committee was responsible to review, approve and ratify related-party transactions. The Related Party Transactions Committee reviewed the material facts of any related-party transaction and either approves or disapproves of the entry into the transaction. In the course of reviewing the related-party transaction, the Related Party Transactions Committee considered whether (i) the transaction was fair and reasonable to the Company, (ii) under all of the circumstances the transaction was in, or not inconsistent with, the Company’s best interests, and (iii) the transaction will be on terms no less favorable to the Company than could have been obtained in an arms’ length transaction with an unrelated third party. If advance approval of a related-party transaction was not feasible, then the transaction was considered and, if the Related Transactions Party Committee determined it to be appropriate, it was then ratified by the Related Party Transactions Committee. No director participated in the approval of a transaction for which he or she is a related party. When a related-party transaction was ongoing, any amendments or changes are reviewed and the transaction was reviewed annually for reasonableness and fairness to the Company.

Beginning October 11, 2016, under the Related Person Transaction Policy, the Audit Committee reviews the material facts of any related-party transaction and either approves or disapproves of the entry into the transaction or ratification of the transaction. If advance approval of a related-party transaction is not feasible, then the transaction is considered and, if the Audit Committee determines it to be appropriate, it is then ratified by the Audit Committee. No director may participate in the approval of a transaction for which he or she is a related party. When a related-party transaction is ongoing, any amendments or changes are reviewed in accordance with the previous approval granted by the Audit Committee.

ADDITIONAL INFORMATION

Management

Officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding the executive officers of the Company as of the date of this Proxy Statement.

Name	Age	Position	Officer Since
James R. Henderson	59	President and Chief Executive Officer	May 2016
Louis J. Belardi	66	Executive Vice President, Chief Financial Officer and Secretary	June 2016

James R. Henderson. Mr. Henderson has served as our President and Chief Executive Officer since June 17, 2016. He has served as the Chief Executive Officer of the Company’s principal operating subsidiary, ModusLink Corporation, since in May 2016. Mr. Henderson has served as a director of Aerojet since 2008 and serves as a Manager of the Board of Managers of Easton Development Company, LLC, a subsidiary of Aerojet. Mr. Henderson was a Managing Director and operating partner of Partners LLC, a subsidiary of Steel Holdings, a global diversified holding company that owns and operates businesses and has significant interests in leading companies in a variety of industries, including diversified industrial products, energy, defense, banking, insurance, and food products and services, until April 2011. He was associated with Partners LLC and its affiliates from August 1999 until April 2011. Mr. Henderson served as a director of DGT Holdings Corp., a manufacturer of proprietary high-voltage power conversion subsystems and components, from November 2003 until December 2011. Mr. Henderson also served as a director of SL Industries from January 2002 to March 2010. Mr. Henderson was an Executive Vice President of SP Acquisition Holdings, Inc. a company formed for the purpose of acquiring one or more businesses or assets, from February 2007 until October 2009. He was a director of Angelica Corporation, a provider of healthcare linen management services, from August 2006 to August 2008. Mr. Henderson was a director and CEO of WebFinancial Corporation, the predecessor entity of Steel Holdings, from June 2005 to April 2008, President and COO from November 2003 to April 2008, and was the Vice President of Operations from September 2000 to December 2003. He was also the CEO of WebBank, a wholly-owned subsidiary of Steel Holdings, from November 2004 to May 2005. He was a director of ECC International Corp., a manufacturer and marketer of computer controlled simulators for training personnel to perform maintenance and operation procedures on military weapons, from December 1999 to September 2003 and was acting CEO from July 2002 to March 2003. He served as the Chairman of the Board of Point Blank Solutions, Inc. (“Point Blank”), a designer and manufacturer of protective body armor, from August 2008 until October 2011, CEO from June 2009 until October 2011, and was Acting CEO from April 2009 to May 2009. Mr. Henderson was also the CEO and Chairman of the Board of certain subsidiaries of Point Blank. On April 14, 2010, Point Blank and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Chapter 11 petitions are being jointly administered under the caption “In re Point Blank Solutions, Inc., et. al.” Case No. 10-11255, which case is ongoing. He has served as the CEO of Point Blank Enterprises, Inc., the successor to the business of Point Blank, from October 2011 to September 2012. He served as Acting CEO of School Specialty, Inc., a company that provides education-related products, programs and services from July 2013 to April 2014, and serves as a Director since June 2013, served as Chairman from June 2013 to June 2017. Mr. Henderson served as a Director of RELM Wireless Corporation from March 2014 to September 2015. Mr. Henderson has served on the Board of Aviat Network from January 2015 to November 2016 and Armor Express since September 2015.

Louis J. Belardi. Mr. Belardi has served as the Executive Vice President, Chief Financial Officer and Secretary of the Company since June 17, 2016. Prior to joining the Company, Mr. Belardi was the Chief Financial Officer of SL Industries from August 2010 through June 2016, and as SL Industries’ Secretary and Treasurer from July 2010 through June 2016. Mr. Belardi previously served as the Corporate Controller of SL Industries from 2004 until August 2010, during which time he was responsible for management of SL Industries’ corporate accounting, SEC reporting functions and Sarbanes-Oxley compliance. Prior to joining SL Industries, Mr. Belardi was a partner in his own management consulting firm that specialized in providing financial consulting to public corporations. Before entering consulting, he was promoted through several financial roles to the position of Vice President Finance and Administration at Aydin Corporation, now part of L-3 Communications. Mr. Belardi started his career as a CPA at Price Waterhouse and has an MBA in finance.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides details about the Company’s compensation practices for its Named Executive Officers. The information in this section should be read together with the tables and narratives that accompany the information presented.

The following executives are the Company’s Named Executive Officers for fiscal 2017:

•	Mr. James R. Henderson, President and Chief Executive Officer; and

•	Mr. Louis J. Belardi, Executive Vice President, Chief Financial Officer and Secretary.

Executive Summary of Fiscal 2017 Compensation

Fiscal 2017 was a year of continued emphasis on improving operational efficiency and building upon the programs and strategic initiatives implemented in fiscal 2013 and thereafter to position us for the future. Among other things, we continued our multi-year transformation to streamline our company and create the capacity to invest in innovation and new markets for our business in addition to pursuing initiatives that will allow us to better allocate resources and prioritize investment dollars. Our compensation actions and decisions for fiscal 2017 were selective. Accordingly, we took the following actions with respect to compensation of our executive officers in fiscal 2017:

•	Base salaries for all of our Named Executive Officers were maintained at their fiscal 2016 levels when fiscal 2017 compensation was determined.

•	As a result of the Compensation Committee’s ongoing review of our executive compensation programs, the Compensation Committee, in consultation with our full Board, worked with management to re-evaluate our annual cash incentive and equity incentive plans for potential changes in an effort to better align the plans with our business mission, strategy and goals for the Company. As a result of this review, the Compensation Committee reinstated broad based management incentive plans and made certain adjustments to the program metrics for our annual incentive plans.

•	Specifically, the Compensation Committee determined that all compensation under our FY2017 management incentive plan (the “2017 MIP”) would be subject to a performance threshold based on achieving a specified minimum level of adjusted EBITDA threshold (the “2017 Minimum Threshold”) before any awards would be made. Upon achievement of the 2017 Minimum Threshold, awards under the 2017 MIP to (a) participants who were direct employees of the Company were based 100% on a target minimum plan year adjusted EBITDA for the Company’s supply chain business (“Supply Chain”) and (b) to employees of the Company’s business units (“Business Units”), were measured based on the achievement of certain performance targets related to (i) Supply Chain adjusted EBITDA, (ii) operating income (as reported in the Company’s audited financial statements) of the each of the Business Units and (iii) the achievement of certain individual performance goals established for each Participant (the “Individual Performance Factor”). Each of the Business Unit metrics were calculated independently and determined after the 2017 Minimum Threshold was achieved. Awards under the 2017 MIP were subject to meeting performance results, audited financial results and the approval of our Chief Executive Officer.. The Compensation Committee was responsible for approving awards to the Chief Executive Officer and his direct management reports.

•	In determining the 2017 Minimum Threshold and for the 2017 MIP, the Compensation Committee noted that the financial objectives, while feasible to meet, would be challenging to achieve and would require improved performance compared with prior year results. The Compensation Committee approved award targets under the 2017 MIP as a percentage of base salary. For fiscal 2017, the Compensation Committee determined that the Company met its 2017 Minimum Threshold targets and the other goals under the 2017 MIP and, accordingly, executive officers who were eligible to participate in the 2017 MIP received bonus payouts at the target level of performance.

Executive Compensation Objectives

Our executive compensation program is designed to meet the following objectives:

•	Attract and retain executive officers who contribute to our success;

•	Align compensation with our short-term and long-term strategy and goals; and

•	Motivate and reward high levels of performance.

These objectives serve as guiding principles in our compensation program design, and collectively seek to link compensation to overall Company performance, which helps to ensure that the interests of our executives are aligned with the interests of our stockholders.

Our compensation philosophy generally is to set target total compensation (base salary, bonus and long term incentives) at the median for similarly situated individuals at companies we consider to be our peers and competitors for talented individuals and within the general industry and geography (as more fully described below under “Benchmarking”). We also consider the need to account for factors such as tenure, individual performance, and unique characteristics and criticality of the job to the Company, and, as a result, from time to time and for certain individuals, we will exceed or trail the median target.

Our Committee has not adopted any rigid policies or guidelines for allocating compensation between short-term and long-term compensation, between cash and non-cash compensation or among different forms of cash compensation. However, the Compensation Committee is guided by the principle that a substantial portion of the total compensation for our executives should be comprised of performance-based incentives that link to the Company’s financial results.

In determining performance-based compensation, the Compensation Committee believes that the primary measure of the effectiveness of a performance-based compensation plan is whether compensation is being earned commensurate with performance and whether goals are set properly to reward desired performance. In years in which the Company did not meet its financial and operational goals, no amounts were earned under our variable cash compensation plans or performance-based equity programs. For fiscal 2017, the Compensation Committee determined that we met the performance criteria relating to the financial goals underlying the 2017 MIP and, as a result, executive officers who were eligible to participate in the 2017 MIP received bonuses in accordance with the terms of the 2017 MIP.

Components of Executive Compensation

The principal components of compensation for our executive officers consist of base salary and may also include performance-based annual cash bonus or time based restricted stock or performance-based restricted stock, limited perquisites and other benefits. Each component is described in more detail below. As discussed under “Human Resources and Compensation Committee,” the Compensation Committee engages a compensation consultant from time to time to assist us in determining these compensation levels and to review our executive compensation programs.

Base Salary

Base salary is the fixed component of an executive’s annual cash compensation and supports our compensation objectives to attract and retain talented executives and adequately compensate and reward them for services rendered during the fiscal year. Changes in base salary are typically considered based on an evaluation of individual performance during our annual performance review process. Assessment of individual performance includes achievements and performance of the applicable operating unit or function for which the executive is responsible. In addition, from time to time, adjustments are made to base salaries during the fiscal year in light of promotions, added responsibilities or in reaction to changes in the market for an individual possessing the skills and abilities required by our executives.

The Compensation Committee reviewed the base salaries of our Named Executive Officers and determined that no change in base salary would be made for any Named Executive Officers for fiscal 2017. Accordingly, the fiscal 2017 annual base salaries for Mr. Henderson and Mr. Belardi remained unchanged at $600,00 and $325,000, respectively.

Performance-Based Annual Cash Bonus

In most years, the Compensation Committee has established a Management Incentive Plan, or MIP, which provides cash incentives for our executives. The MIP supports our compensation objectives by focusing on annual financial and operating results and enabling our target total compensation to remain competitive within the marketplace for executive officers.

Target bonus awards are expressed as a percentage of the base salary paid to the executive officer during that plan year. Typically, the Compensation Committee has selected bonus amounts for the executive officers such that the target total cash compensation approximates the median of comparable positions at our peer companies or the general industry. For fiscal 2017, the target bonuses for our Named Executive Officers were:

Executive Officer	Target as Percentage of Base Salary (%)
James R. Henderson	100
Louis J. Belardi	60

MIPs provide for cash payments to executive officers based on achievement of certain corporate financial objectives. Bonus payouts on the financial objectives could range from 0% to 200% of an individual’s target bonus depending on the Company’s actual performance versus the established performance goals.

For fiscal 2017, the Compensation Committee determined that all compensation under the 2017 MIP would be subject to a performance threshold based on achieving the 2017 Minimum Threshold (a specified minimum level of adjusted EBITDA threshold) before any awards would be made. Upon achievement of the 2017 Minimum Threshold, awards under the 2017 MIP to (a) participants who were direct employees of the Company were be based 100% on a target minimum plan year adjusted EBITDA for the Supply Chain business and (b) to employees of Business Units were measured based on the achievement of certain performance targets related to (i) Supply Chain adjusted EBITDA, (ii) operating income (as reported in the Company’s audited financial statements) of the each of the Business Units and (iii) the achievement of certain Individual Performance Factors established for each Participant. Each of the Business Unit metrics were calculated independently and determined after the 2017 Minimum Threshold was achieved. Awards under the 2017 MIP were subject to meeting performance results, audited financial results and the approval of our Chief Executive Officer. The Compensation Committee was responsible for approving awards to the Chief Executive Officer and his direct management reports.

The Compensation Committee approved award targets under the 2017 MIP as a percentage of base salary. Under the 2017 MIP, the award target for Mr. Henderson was 100% of base salary and the Award target for Mr. Belardi was 60% of base salary. Based on the achievement of the objectives set forth in the 2017 MIP, the maximum percentage of base salary that could have been earned by participants ranges from 5% to 200% of base salary. No Awards would have been made under the MIP if the Minimum Threshold was not achieved.

For fiscal 2017, the Compensation Committee determined that the Company met its 2017 Minimum Threshold targets and the other goals under the 2017 MIP and, accordingly, executive officers who were eligible to participate in the 2017 MIP received bonus payouts at the target level of performance.

Equity Grants

Compensation in the form of equity grants, including stock options, performance-based stock options, time-based restricted stock and performance-based restricted stock have been a key component of our executives’ compensation in the past. Over the past two years however, our emphasis on equity grants has declined. No equity awards were granted to Named Executive Officers in fiscal 2017 as our compensation objectives for fiscal 2017 emphasized base pay and cash incentives.

Stock Options

Our equity program for executive officers has periodically utilized stock options, with the size and value of awards based on the executive’s position and market compensation data. In fiscal 2017, we did not award any stock options to our Named Executive Officers.

Performance-Based Stock Options

Our equity program has periodically utilized performance-based stock options as an additional incentive for our executive officers to increase stockholder value. In fiscal 2017, we did not award any performance-based stock options to our Named Executive Officers.

Performance-Based Restricted Stock

From time to time the Company’s equity program may grant performance-based restricted stock, pursuant to which executive officers are granted a predetermined number of shares or value of restricted stock in the event that the Company achieves a certain level of financial performance. As the Compensation Committee deems appropriate, performance-based restricted stock will be awarded to align the interests of our executive officers with the interests of investors, rewarding executives for enhancing our stock valuation and serves as a retention vehicle. We did not establish a plan for performance-based restricted stock grants for fiscal 2017 or grant any performance-based restricted stock in fiscal 2017.

Restricted Shares

The Compensation Committee may, from time to time, award shares of restricted stock to executive officers at commencement of employment or in recognition of a promotion, added responsibilities, exemplary performance, to address market factors or to serve as a means to retain and motivate management. During fiscal 2017, no time-based restricted stock was awarded.

Perquisites and Other Benefits

The Compensation Committee believes that the perquisites provided to our executive officers are reasonable and modest compared to the general market. To the extent we offer any perquisites, we do so in order to be competitive with the market. Our Named Executive Officers received no executive perquisites in fiscal 2017, but they do receive other benefits that are available to all benefit eligible employees, including a 401(k) matching benefit.

From time to time, we have awarded discretionary cash or equity bonuses based on, for example, exemplary performance or the assumption of additional responsibilities. None of our Named Executive Officers was awarded a discretionary cash bonus in fiscal 2017.

Assessment of Risk

The Compensation Committee believes that our compensation policies and practices motivate our employees to achieve our corporate objectives and to remain with our Company while avoiding unreasonable risk taking, and that our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company. We believe we have allocated our compensation among base salary and incentive compensation target opportunities in such a way as to not encourage excessive risk taking. In addition, we believe our approach to goal setting, and our bonus plan design that provides for payouts at various levels of performance, further aligns employee and stockholder interests. Also, the multi-year vesting of our equity awards and our share ownership guidelines encourage our employees to have a long-term perspective.

Benchmarking

The Compensation Committee reviews executive compensation relative to marketplace norms on a regular basis and historically has followed a practice of refreshing this data every few years. The Compensation Committee last conducted a comprehensive review of executive compensation working with the Hay Group in fiscal 2015. The Hay Group was again consulted in fiscal 2016 in connection with preliminary plan design. The Hay Group was not consulted in fiscal 2017.

With input from the Compensation Committee, the Hay Group recommended a list of comparable companies for compensation comparisons based primarily on the following pre-defined selection criteria:

(i)	Peer Company Size – Sizing factors included revenue, profitability, market capitalization and number of employees, with a greater emphasis on revenue as a correlation to pay levels;

(ii)	Comparable Industry – Companies that operate in the logistics, software and e-commerce/IT transactions services area;

(iii)	Business Model – Supply chain management companies more likely to serve enterprise-level customers and operate in lower margin businesses; and

(iv)	Executive Talent Sources – Companies with whom we compete for executive talent.

In early fiscal 2015, the Compensation Committee worked with the Hay Group to refine our peer group for purposes of assessing our executive compensation. Historically, we identified potential peers using a rules-based process that considered industry, size with respect to revenues, employees, assets, financial and operating characteristics, including operating leverage and EBITDA margin, as well as customer base and end markets served. Our peer group was developed by considering companies identified during such process, and reflected the Company’s evolution to a supply chain management services model.

Given the relatively small number of similar-sized companies operating in our industry, the Hay Group considered a revenue range slightly outside its standard 50% - 200% parameter in an effort to balance the size and scope of the Company’s business within the peer group. As a result of this review, the Compensation Committee removed four companies from the fiscal 2014 peer group either because the company had recently been acquired (Brightpoint, Inc., GSI Commerce, Inc. and Pacer International, Inc.) or because the former peer’s size was sufficiently different from that of the Company that they should no longer be considered a peer for compensation comparison purposes (Hub Group, Inc.), and added seven companies (CSG System International, Inc., Echo Global Logistics, Inc., ePlus, Inc., Neustar, Inc., Park-Ohio Holdings Corp., Radiant Logistics, Inc. and Virtusa Corp.) to our peer group. Accordingly, effective as of September 2015, the Company’s peer group consisted of the following 15 companies (the “2015 Peer Group”);

•	CIBER, Inc.;

•	Computer Task Group, Inc.;

•	CSG Systems international, Inc.;

•	CTS Corporation;

•	Digital River, Inc.;

•	Echo Global Logistics, Inc.;

•	ePlus, Inc.;

•	Forward Air Corporation;

•	Neustar, Inc.;

•	Park-Ohio Holdings Corp.;

•	Radiant Logistics, Inc.;

•	PC Connection, Inc.;

•	PFSweb, Inc.;

•	ScanSource, Inc.; and

•	Virtusa Corp.

To supplement our proxy peer group data, the Hay Group also provided the Compensation Committee with market survey data from its 2014 General Industry Executive Compensation Report. Only revenue size appropriate cuts of data were used. The Compensation Committee generally considered the market survey data as a broader industry reference to the peer group data.

In fiscal 2016 the compensation of Mr. Henderson, our President and Chief Executive Officer, and Mr. Belardi, our Executive Vice President, Chief Financial Officer and Secretary, were determined based on competitive market practice and supported by survey data previously provided by the Hay Group. Survey data focused on total cash compensation at the 50th percentile of the market. On a total pay basis, compensation for Mr. Henderson and Mr. Belardi are at or below the reported market median.

President and Chief Executive Officer Compensation Decisions

In connection with the appointment of Mr. Henderson as President and Chief Executive Officer of ModusLink Corporation in March 2016 and of the Company in June 2016, the Board, as noted above, relied on competitive market practice to determine Mr. Henderson’s compensation. Mr. Henderson’s offer letter (the “Henderson Offer Letter”) specifies an annual salary of $600,000 paid bi-weekly and an annual cash bonus of up to 100% of base salary subject to attainment of short term objectives to be mutually agreed upon. The Compensation Committee did not make any adjustments to Mr. Henderson’s salary for fiscal 2017 and accordingly, his annual base salary remained at $600,000. Mr. Henderson received a bonus of $720,000 for fiscal 2017 under the 2017 MIP.

Input from Management

As is described in the “Human Resources and Compensation Committee” section above, in determining the performance criteria and compensation of our executive officers, the Compensation Committee generally takes into account the recommendations of our Chief Executive Officer and Chief Financial Officer (except as they relate to their own compensation). Typically, our Chief Executive Officer will make recommendations based on his assessment of each executive officer’s individual performance as well as his knowledge of each executive officer’s job responsibilities, seniority, expected contributions, and his understanding of the competitive market for such executives. Our Chief Executive Officer and our Chief Financial Officer may also attend meetings of the Compensation Committee at which executive compensation matters are addressed, except with respect to discussions involving their own compensation. During fiscal 2017, our Chief Executive Officer and our Chief Financial Officer made recommendations regarding the adoption of the Company’s fiscal 2017 management incentive plan. The Compensation Committee was not bound by such recommendations. All decisions with respect to the Chief Executive Officer’s compensation are made by the Compensation Committee, all of whom are independent members of the Board.

Related Policies and Considerations

Employment, Termination of Employment and Change-In-Control Agreements

Each of our executive officers is an employee-at-will, meaning that his employment may be terminated at any time and for any reason.

Stock Ownership Guidelines

The Compensation Committee believes that it is appropriate for the executive officers to hold equity in the Company. Under our stock ownership guidelines, the Chief Executive Officer’s ownership requirement is set at three times his annual salary and other executive officers’ ownership requirement is set at two times their respective annual salaries. All individuals will have five years from the later of the adoption of the guidelines or his or her first appointment as an executive officer to reach these ownership levels. In computing the amounts owned, the Company will consider the value of shares owned outright, vested and unvested restricted stock held by the individual, and in-the-money vested options.

Tax and Accounting Implications

Section 162(m) of the Internal Revenue Code (the “Code”) precludes us from deducting compensation in excess of $1.0 million to covered employees. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible. The Tax Cuts and Jobs Act, enacted on December 22, 2017, eliminates the "performance-based" compensation exception under Section 162(m) of the Code for taxable years beginning after December 31, 2017 unless transition relief for certain compensation arrangements in place as of November 2, 2017 is available. Because of the fact-based nature of the performance-based compensation exception under Section 162(m) of the Code, the limited availability of guidance thereunder, and the uncertain scope of the aforementioned transition relief, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) of the Code will do so. As a result, the Company currently expects that, in 2018 and beyond, any compensation amounts over $1.0 million paid to any covered employee will no longer be deductible by it (or any other person subject to U.S. federal income tax). The Company’s expectation is that this change will not have a material effect on its operating results or financial condition.

The compensation that we pay to the Named Executive Officers is expensed in our financial statements as required by U.S. generally accepted accounting principles. As one of many factors, the Compensation Committee considers the financial statement impact in determining the amount of, and allocation among the elements of, compensation. We account for stock-based compensation in accordance with the requirements of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) (formerly Statement of Financial Accounting Standards No. 123R, “Share-Based Payment”).

COMPENSATION COMMITTEE REPORT

The Human Resources and Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

HUMAN RESOURCES AND COMPENSATION COMMITTEE Jeffrey J. Fenton, Chair Philip E. Lengyel

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SUMMARY COMPENSATION TABLE

The following table sets forth certain information concerning the fiscal 2017, fiscal 2016 and fiscal 2015 compensation of: (i) individuals who served as, or acted in the capacity of, the Company’s principal executive officer or principal financial officer for the calendar year August 1, 2016 through July 31, 2017; (ii) the Company’s three most highly compensated executive officers, other than the principal executive officer or principal financial officer, who were serving as executive officers at the end of the calendar year from August 1, 2016 through July 31, 2017; and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the calendar year ended July 31, 2017. Collectively, we refer to all of these individuals as the “Named Executive Officers.”

Name and Principal Position*	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(2)	Total ($)
James B. Henderson	2017	600,000	—		—	—	720,000	7,999	1,327,999
President and Chief	2016	205,385	—		—	—	—	—	205,385
Executive Officer	2015	*	*		*	*	*	*	*

Louis J. Belardi	2017	325,000	—		—	—	234,000	—	559,000
Executive Vice	2016	31,250	50,000	(3)	—	—	—	—	81,250
President, Chief Financial Officer and Secretary	2015	*	*		*	*	*	*	*

* On March 23, 2016, the Board appointed James R. Henderson to serve as the Chief Executive Officer ModusLink Corporation, the Company’s principal operating subsidiary; and on June 17, 2016, the Board appointed Mr. Henderson to serve as the Company’s President and Chief Executive Officer. Mr. Henderson replaced John J. Boucher, whose employment with the Company ended March 23, 2016. On June 17, 2016, the Board appointed Louis J. Belardi to serve as the Company’s Executive Vice President, Chief Financial Officer and Secretary effective June 27, 2016. Mr. Belardi replaced Joseph B. Sherk, who, until June 27, 2016, acted as the Company’s Principal Financial Officer, Principal Accounting Officer and Corporate Controller pursuant to the Management Services Agreement, as amended, with SP Corporate then Steel Services Ltd (fka SPH Services, Inc.). Warren G. Lichtenstein, the Chairman of our Board, served as the Company’s interim CEO from March 28, 2016, to June 17, 2016. On June 17, 2016, the Board appointed Mr. Lichtenstein as Executive Chairman. Mr. Lichtenstein was not separately compensated for serving as interim Chief Executive Officer or for serving as Executive Chairman. Mr. Lichtenstein’s compensation is set forth on the Director Compensation Table.

______________

(1)	Represents amounts earned under the Company’s fiscal 2017 Management Incentive Plan. The Company did not establish a Management Incentive Plan in fiscal 2016.

(2)	Amounts set forth in this column represent employer 401(k) plan matching cash contributions.

(3)	Represents a signing bonus paid to Mr. Belardi in connection with commencing employment with the Company.

Narrative Disclosure to Summary Compensation Table

The compensation paid to the above named Named Executive Officers during the fiscal years ended July 31, 2016 and 2017 included salaries, bonuses and perquisites as more fully described in the notes to the Summary Compensation Table. As noted in the Summary Compensation Table, Mr. Henderson received contributions to his 401(k) plan under our matching contribution program in fiscal 2017. Salary and bonuses accounted for 99.4% of Mr. Henderson’s total compensation for fiscal 2017 and salary accounted for 100% of his total compensation for fiscal 2016. Salary and bonuses accounted for 100% of Mr. Belardi’s total compensation for fiscal 2017 and fiscal 2016. The Named Executive Officers did not receive any compensation from the Company in fiscal 2015.

There were no grants of plan-based awards to the Named Executive Officers in fiscal 2017, no outstanding equity awards for the Named Executive Officers as of the end of fiscal 2017, and no exercises of stock options or vesting of stock awards for the Named Executive Officers during fiscal 2017.

Employment Arrangements of Named Executive Officers

We do not have agreements with any of the Named Executive Officers which guarantee employment for a set term and, accordingly, all of the Named Executive Officers are employees at will.

James R. Henderson

James R. Henderson was appointed the President and Chief Executive Officer of the Company on June 17, 2016, and appointed the Chief Executive Officer ModusLink Corporation, the Company’s principal operating subsidiary on March 23, 2016. In connection therewith, the Company and Mr. Henderson executed an employment offer letter dated April 13, 2016, which provides for the employment of Mr. Henderson at an annualized base salary of $600,000. Mr. Henderson is also eligible for an annual cash bonus, with a target equal to 100% of his base salary.

Louis J. Belardi

Louis J. Belardi was appointed Executive Vice President, Chief Financial Officer and Secretary of the Company effective June 27, 2016. In connection therewith, the Company and Mr. Belardi executed an employment offer letter effective June 27, 2016, which provides for the employment of Mr. Belardi at an annualized base salary of $325,000. Mr. Belardi is also eligible for an annual cash bonus with a target equal to 60% of his base salary. Mr. Belardi’s employment offer letter specified a $50,000 signing bonus payable after 30 days service. The bonus was paid.

Potential Payments Upon Termination or Change-in-Control

James R. Henderson

On October 4, 2017, the Compensation Committee approved a one-time grant of 609,137 restricted stock units (“RSUs”) to Mr. Henderson (the “Henderson Grant”). The Henderson Grant was made under the Company’s 2010 Incentive Award Plan (the “2010 Plan”) and pursuant to a Restricted Stock Unit Agreement (the “RSU Agreement”). The RSUs granted pursuant to the Henderson Grant vest and become non-forfeitable on the earlier of: (i) the first anniversary of the grant date, subject to the recipient’s continued employment or services through the first anniversary date; (ii) the recipient’s “involuntary separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(n)) with the Company other than for Cause (as defined in the 2010 Plan) and whether or not a Change in Control (as defined in the 2010 Plan) has occurred; (iii) the recipient’s “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h)) for “Good Reason” (as defined in Section 2(c) of the RSU Agreement) with the Company and whether or not a Change in Control has occurred; (iv) the recipient’s separation from service due to a disability (within the meaning of Treasury Regulation Section 1.409A-3(i)(4); or (v) the recipient’s death.

As the Henderson Grant was not awarded prior to the end of fiscal 2017, Mr. Henderson was not party to any agreement that provides for payments or benefits in the event of termination of employment during fiscal 2017. If the Henderson Grant were to vest upon a qualifying termination of service, the RSUs granted pursuant to the Henderson Grant would have a value of approximately $1,023,350 based on the closing price of $1.68 per share for the Company’s common stock on July 31, 2017, the last day of fiscal 2017.

Louis J. Belardi

On October 4, 2017, the Compensation Committee approved a one-time grant of 329,949 RSUs to Mr. Belardi (the “Belardi Grant”). The Belardi Grant was made under the 2010 Plan and pursuant to an RSU Agreement. The RSUs granted pursuant to the Belardi Grant vest and become non-forfeitable on the earlier of: (i) the first anniversary of the grant date, subject to the recipient’s continued employment or services through the first anniversary date; (ii) the recipient’s “involuntary separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(n)) with the Company other than for Cause (as defined in the 2010 Plan) and whether or not a Change in Control (as defined in the 2010 Plan) has occurred; (iii) the recipient’s “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h)) for “Good Reason” (as defined in Section 2(c) of the RSU Agreement) with the Company and whether or not a Change in Control has occurred; (iv) the recipient’s separation from service due to a disability (within the meaning of Treasury Regulation Section 1.409A-3(i)(4); or (v) the recipient’s death.

As the Belardi Grant was not awarded prior to the end of fiscal 2017, Mr. Belardi was not party to any agreement that provides for payments or benefits in the event of termination of employment during fiscal 2017. If the Belardi Grant were to vest upon a qualifying termination of service, the RSUs granted pursuant to the Belardi Grant would have a value of approximately $554,314 based on the closing price of $1.68 per share for the Company’s common stock on July 31, 2017, the last day of fiscal 2017.

Director Compensation

The table below sets forth certain information concerning our fiscal 2017 compensation of our Directors.

DIRECTOR COMPENSATION FOR FISCAL 2017

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Anthony Bergamo(4)	—	$79,999	—	$79,999
Jeffrey J. Fenton(5)	—	$79,999	—	$79,999
Glen M. Kassan(6)	—	$79,999	—	$79,999
Philip E. Lengyel(7)	—	$79,999	—	$79,999
Warren G. Lichtenstein(8)	—	$79,999	—	$79,999
Jeffrey S. Wald(9)	—	$79,999	—	$79,999

(1)	Payment of cash fees was temporarily suspended by the Board between May 2016 and August 2017.

(2)	The amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the directors during fiscal 2017.

(3)	Each director received an award of 49,382 shares of restricted stock on January 3, 2017. Restricted stock awards are subject to a restriction on transfer, which lapse on the first anniversary of the date of grant.

(4)	As of July 31, 2017, Mr. Bergamo held 49,382 shares of restricted stock and no vested or unvested options to purchase shares of our Common Stock.

(5)	As of July 31, 2017, Mr. Fenton 49,382 shares of restricted stock and no vested or unvested options to purchase shares of our Common Stock.

(6)	As of July 31, 2017, Mr. Kassan held 49,382 shares of restricted stock and no vested or unvested options to purchase shares of our Common Stock.

(7)	As of July 31, 2017, Mr. Lengyel held 49,382 shares of restricted stock and no vested or unvested options to purchase shares of our Common Stock.

(8)	As of July 31, 2017, Mr. Lichtenstein held 49,382 shares of restricted stock and no vested or unvested options to purchase shares of our Common Stock.

(9)	As of July 31, 2017, Mr. Wald held 49,382 shares of restricted stock and no vested or unvested options to purchase shares of our Common Stock.

Members of the Board receive a combination of cash compensation and equity in the form of restricted stock awards, provided they are eligible under the applicable plan. In addition, all of the Directors of the Company receive reimbursement of expenses incurred with respect to attendance at meetings of the Board and meetings of committees thereof, which is not included in the above table.

The Fourth Amended and Restated Director Compensation Plan, adopted December 20, 2015 (the “Director Compensation Plan”), governs cash and equity compensation to eligible Directors. All Directors are eligible to participate in the Director Compensation Plan other than any Director who (i) is an employee of the Company or any of its subsidiaries or affiliates or (ii) unless otherwise determined by the Board, is an affiliate, employee, representative or designee of an institutional or corporate investor in the Company (an “Affiliated Director”).

Under the Director Compensation Plan, each participating Director who serves as a Director during any fiscal quarter receives a payment for such quarter of $12,500, with a pro rata fee applicable to service for less than a whole quarter; provided, however, that any Director who serves as the non-executive Chairman of the Board during any fiscal quarter receives a payment for such quarter of $28,750 instead of $12,500, with a pro rata fee applicable to service for less than a whole quarter. Each participating Director who serves as the chairperson of a committee of the Board during any fiscal quarter receives a payment of $1,250; provided, however, that the chairperson of the Audit Committee during any fiscal quarter receives a payment of $2,500, in each such case with a pro rata fee applicable to service for less than a whole quarter. Each participating Director who attends a telephonic meeting of the Board or a committee thereof receives a meeting fee of $500. Each participating Director who attends a meeting of the Board or a committee thereof, where a majority of the Directors attend such meeting in person, receives a meeting fee of $1,000. Payment of these fees was temporarily suspended by the Board between May 2016 and August 2017.

In addition, the Director Compensation Plan provides that each Director, other than an Affiliated Director, will receive a restricted stock award for shares of Common Stock with a fair market value equal to $100,000 on the first business day of the calendar year provided that such Director is serving as a Director on such date. These annual restricted stock awards vest on the first anniversary of the date of grant, provided that the Director remains a director of the Company on the vesting date. Notwithstanding the foregoing, if a Director ceases to be a director due to (i) removal without cause, (ii) resignation upon request of a majority of the Board, other than for reasons the Board determines to be cause, (iii) the failure to be re-elected to the Board either because the Company fails to nominate the Director for re-election or the Director fails to receive sufficient stockholder votes, then, on the day the Director ceases to be a Director, 25% of the annual restricted stock award vests for each full calendar quarter that the Director has served as a Director from and after the award date. Notwithstanding the foregoing, the Board reduced the size of the fiscal 2017 annual restricted stock award to that number of shares of Common Stock having a fair market value equal to $80,000 on the first business day of the 2017 calendar year.

Each of the Directors has also entered into an Indemnification Agreement with the Company providing that the Company shall indemnify the Director to the fullest extent authorized or permitted by applicable law in the event that the Director is involved in any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether brought by or in the right of the Company or by any other party and whether of a civil, criminal, administrative or investigative nature, by reason of the fact that the Director is or was a Director of the Company, or is or was serving at the request of the Company as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses, judgments, fines and penalties, provided that the Director shall not have been finally adjudged to have engaged in willful misconduct or to have acted in a manner which was knowingly fraudulent or deliberately dishonest, or had reasonable cause to believe that his or her conduct was unlawful.

Compensation Committee Interlocks and Insider Participation

The Directors who served as members of the Compensation Committee during fiscal 2017 were Anthony Bergamo, Jeffrey J. Fenton and Philip E. Lengyel. No member of the Compensation Committee was an officer or employee of the Company while serving on the Compensation Committee in fiscal 2017. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board or the Compensation Committee during fiscal 2017.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has reviewed and discussed the Company’s audited financial statements for fiscal 2017 with the Company’s management.

The Audit Committee has discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, “Communication with Audit Committees.”

The Audit Committee has discussed with BDO USA, LLP its independence and has received the written disclosures and the letter from BDO USA, LLP required by PCAOB Ethics and Independence Rule 3526, “Communications with Audit Committees Concerning Independence.” In accordance with the foregoing standard, the Audit Committee discussed with BDO USA, LLP any matters and relationships that might impact BDO USA, LLP’s objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also considered whether BDO USA, LLP’s provision of non-audit services to the Company is compatible with maintaining BDO USA, LLP’s independence.

Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2017.

AUDIT COMMITTEE Jeffrey S. Wald, Chair Jeffrey J. Fenton Philip E. Lengyel*

* Mr. Lengyel joined the Audit Committee in March 2018.

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC.

Based solely on its review of the copies of such reports furnished to us or written representations from certain reporting persons, the Company believes that, during fiscal 2017, its officers, directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements applicable to such individual.

Annual Report on Form 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2017, and Amendment No. 1 to Annual Report on Form 10-K/A, including exhibits, is available without charge upon request from the Company. Requests for copies of the Annual Report on Form 10-K and Amendment No. 1 to Annual Report on Form 10-K/A should be sent to the Company’s Office of Investor Relations at Steel Connect, Inc., 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of our Proxy Statement, 2017 Annual Report or Notice of Internet Availability of Proxy Materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you if you write, email or call our Investor Relations department at 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451, email: ir@moduslink.com, or telephone: (781) 663-5012. If you want to receive separate copies of the Proxy Statement, Annual Report or Notice of Internet Availability of Proxy.

Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address, email or telephone number.

Manner and Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, our directors and the executive officers may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements. The Company has retained MacKenzie Partners, Inc. to assist the Company in the solicitation of proxies for a fee of $11,000 plus expenses.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Other Matters

The Board does not know of any other matter which may properly come before the 2017 Meeting. If any other matters are properly presented to the 2017 Meeting, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Proposals of Stockholders for 2018 Annual Meeting and Nomination of Directors

Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company’s Proxy Statement and proxy card for the Company’s 2018 Annual Meeting of Stockholders (the “2018 Meeting”) must be submitted to the Secretary of the Company at its offices, 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451, no later than [_________]. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and the Company’s Bylaws, as applicable.

If a stockholder of the Company wishes to present a proposal or nominate a director before the 2018 Meeting, but does not wish to have the proposal considered for inclusion in the Company’s Proxy Statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no earlier than [_________] and no later than [_________] (unless the Company’s 2018 Meeting is held before [_________] or after [_________] in which case different deadlines are established by the Company’s Bylaws) and the stockholder must comply with the provisions of the Company’s Bylaws. If a stockholder fails to provide timely notice of a proposal to be presented at the 2018 Meeting, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2018 Meeting.

By Order of the Board of Directors, Warren G. Lichtenstein, Executive Chairman of the Board

Waltham, Massachusetts
[March ___], 2018

APPENDIX A - Protective Amendment

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF THE
RESTATED

CERTIFICATE OF INCORPORATION
OF

STEEL CONNECT, INC.

__________________________________

STEEL CONNECT, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

First: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

Second: This Amendment to the Restated Certificate of Incorporation of the Corporation amends and restates Article SEVENTEENTH to the Restated Certificate of Incorporation to read in its entirety as follows:

“SEVENTEENTH:

Section 1. Definitions.

As used in this Article SEVENTEENTH, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):

(a)	“4.99-percent Transaction” means any Transfer described in clause (a) or (b) of Section 2 of this Article SEVENTEENTH.

(b)	“4.99-percent Stockholder” means a Person or group of Persons that is a “5-percent stockholder” of the corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.99-percent” and “five percent” with “4.99 percent,” where applicable.

(c)	“Agent” has the meaning set forth in Section 5 of this Article SEVENTEENTH.

(d)	“Board of Directors” means the board of directors of the Company.

(e)	“Code” means the United States Internal Revenue Code of 1986, as amended. For the avoidance of doubt, Code also includes “An Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on the budget for fiscal year 2018,” (PL 115-97).

(f)	“Company Security” or “Company Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Company (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Company.

(g)	“Effective Date” means the date of filing of this Amendment to the Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware.

(h)	“Excess Securities” has the meaning set forth in Section 4 of this Article SEVENTEENTH.

(i)	“Expiration Date” means the earliest of (i) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article SEVENTEENTH is no longer necessary or desirable for the preservation of Tax Benefits, and (ii) such date as the Board of Directors shall fix in accordance with Section 12 of this Article SEVENTEENTH.

(j)	“Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382-2(a)(3), Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance.

(k)	“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

(l)	“Prohibited Distributions” means any and all dividends or other distributions paid by the Company with respect to any Excess Securities received by a Purported Transferee.

(m)	“Prohibited Transfer” means any Transfer or purported Transfer of Company Securities to the extent that such Transfer is prohibited and/or void under this Article SEVENTEENTH.

(n)	“Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).

(o)	“Purported Transferee” has the meaning set forth in Section 4 of this Article SEVENTEENTH.

(p)	“Remedial Holder” has the meaning set forth in Section 7 of this Article SEVENTEENTH.

(q)	“Stock” means any interest that would be treated as “stock” of the Company pursuant to Treas. Reg. § 1.382-2T(f)(18).

(r)	“Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

(s)	“Tax Benefits” means the net operating loss carry forwards, capital loss carry forwards, general business credit carry forwards, alternative minimum tax credit carry forwards, foreign tax credit carry forwards, disallowed net business interest expense carry forwards under Section 163(j), any credits under Section 53, and any other item that may reduce or result in any credit against any income taxes owed by the Company or any of its subsidiaries or refundable credits, including, but not limited to, any item subject to limitation under Section 382 or Section 383 of the Code and the Treasury Regulations promulgated thereunder, and any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(t)	“Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Company, that alters the Percentage Stock Ownership of any Person or group, including, a transfer by gift or by operation of law. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. §1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Company, nor shall a Transfer include the issuance of Stock by the Company.

(u)	“Transferee” means any Person to whom Company Securities are Transferred.

(v)	“Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.

Section 2. Transfer and Ownership Restrictions. In order to preserve the Tax Benefits, from and after the Effective Date of this Article SEVENTEENTH any attempted Transfer of Company Securities prior to the Expiration Date and any attempted Transfer of Company Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (a) any Person or Persons would become a 4.99-percent Stockholder or (b) the Percentage Stock Ownership in the Company of any 4.99-percent Stockholder would be increased. The prior sentence is not intended to prevent Company Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Company Securities entered into through the facilities of a national securities exchange; provided, however, that the Company Securities and parties involved in such transaction shall remain subject to the provisions of this Article SEVENTEENTH in respect of such transaction.

Section 3. Exceptions.

(a)	Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T (j) (3) (i)) shall be permitted.

(b)	The restrictions set forth in Section 2 of this Article SEVENTEENTH shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section 3 of this Article SEVENTEENTH, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Company. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article SEVENTEENTH through duly authorized officers or agents of the Company. Nothing in this Section 3 of this Article SEVENTEENTH shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

Section 4. Excess Securities.

(a)	No employee or agent of the Company shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Company for any purpose whatsoever in respect of the Company Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Company, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 5 of this Article SEVENTEENTH or until an approval is obtained under Section 3 of this Article SEVENTEENTH. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Company Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 4 or Section 5 of this Article SEVENTEENTH shall also be a Prohibited Transfer.

(b)	The Company may require as a condition to the registration of the Transfer of any Company Securities or the payment of any distribution on any Company Securities that the proposed Transferee or payee furnish to the Company all information reasonably requested by the Company with respect to its direct or indirect ownership interests in such Company Securities. The Company may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article SEVENTEENTH, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article SEVENTEENTH as a condition to registering any transfer.

Section 5. Transfer to Agent. If the Board of Directors determines that a Transfer of Company Securities constitutes a Prohibited Transfer, then, upon written demand by the Company sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Company, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Company Securities or otherwise would adversely affect the value of the Company Securities. If the Purported Transferee has resold the Excess Securities before receiving the Company’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Company grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6 of this Article SEVENTEENTH if the Agent rather than the Purported Transferee had resold the Excess Securities.

Section 6. Application of Proceeds and Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 6 of this Article SEVENTEENTH. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 6 of this Article SEVENTEENTH inure to the benefit of the Company or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

Section 7. Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer that does not involve a transfer of Company Securities within the meaning of Delaware law but that would cause a 4.99-percent Stockholder to violate a restriction on Transfers provided for in this Article SEVENTEENTH, the application of Sections 5 and 6 of this Article SEVENTEENTH shall be modified as described in this Section 7 of this Article SEVENTEENTH. In such case, no such 4.99-percent Stockholder shall be required to dispose of any interest that is not a Company Security, but such 4.99-percent Stockholder and/or any Person whose ownership of Company Securities is attributed to such 4.99-percent Stockholder (such 4.99-percent Stockholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Company Securities (which Company Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Stockholder, following such disposition, not to be in violation of this Article SEVENTEENTH. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Company Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 5 and 6 of this Article SEVENTEENTH, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Company, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such 4.99-percent Stockholder or such other Person. The purpose of this Section 7 of this Article SEVENTEENTH is to extend the restrictions in Sections 2 and 5 of this Article SEVENTEENTH to situations in which there is a 4.99-percent Transaction without a direct Transfer of Company Securities, and this Section 7 of this Article SEVENTEENTH, along with the other provisions of this Article SEVENTEENTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Company Securities.

Section 8. Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty days from the date on which the Company makes a written demand pursuant to Section 5 of this Article SEVENTEENTH (whether or not made within the time specified in Section 5 of this Article SEVENTEENTH), then the Company may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 8 of this Article SEVENTEENTH shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article SEVENTEENTH being void ab initio, (ii) preclude the Company in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Company to act within the time periods set forth in Section 5 of this Article SEVENTEENTH to constitute a waiver or loss of any right of the Company under this Article SEVENTEENTH. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article SEVENTEENTH.

Section 9. Liability. To the fullest extent permitted by law, any stockholder subject to the provisions of this Article SEVENTEENTH who knowingly violates the provisions of this Article SEVENTEENTH and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Company for, and shall indemnify and hold the Company harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Company’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

Section 10. Obligation to Provide Information. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Company may request from time to time in order to determine compliance with this Article SEVENTEENTH or the status of the Tax Benefits of the Company.

Section 11. Legends. The Board of Directors may require that any certificates issued by the Company evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article SEVENTEENTH bear the following legend:

“THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE RESTATED CERTIFICATE OF INCORPORATION) OF STOCK OF THE COMPANY (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE COMPANY (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.99-PERCENT STOCKHOLDER (AS DEFINED IN THE RESTATED CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE RESTATED CERTIFICATE OF INCORPORATION) TO THE COMPANY’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE COMPANY WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE RESTATED CERTIFICATE OF INCORPORATION TO CAUSE THE 4.99-PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE COMPANY WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE RESTATED CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Board of Directors may also require that any certificates issued by the Company evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section 3 of this Article SEVENTEENTH also bear a conspicuous legend referencing the applicable restrictions.

Section 12. Authority of Board of Directors.

(a)	The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article SEVENTEENTH, including, without limitation, (1) the identification of 4.99-percent Stockholders, (2) whether a Transfer is a 4.99-percent Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Company of any 4.99-percent Stockholder, (4) whether an instrument constitutes a Company Security, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Section 6 of this Article SEVENTEENTH, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article SEVENTEENTH. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Company not inconsistent with the provisions of this Article SEVENTEENTH for purposes of determining whether any Transfer of Company Securities would jeopardize or endanger the Company’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article SEVENTEENTH.

(b)	Nothing contained in this Article SEVENTEENTH shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Company and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Company or the Persons or groups covered by this Article SEVENTEENTH, (3) modify the definitions of any terms set forth in this Article SEVENTEENTH or (4) modify the terms of this Article SEVENTEENTH as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Company shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Company shall deem appropriate.

(c)	In the case of an ambiguity in the application of any of the provisions of this Article SEVENTEENTH, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article SEVENTEENTH requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article SEVENTEENTH. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Company, the Agent, and all other parties for all other purposes of this Article SEVENTEENTH. The Board of Directors may delegate all or any portion of its duties and powers under this Article SEVENTEENTH to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article SEVENTEENTH through duly authorized officers or agents of the Company. Nothing in this Article SEVENTEENTH shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.

Section 13. Reliance. To the fullest extent permitted by law, the Company and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Company and the Company’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article SEVENTEENTH. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Company Securities owned by, any stockholder, the Company is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Company Securities.

Section 14. Benefits of this Article SEVENTEENTH. Nothing in this Article SEVENTEENTH shall be construed to give to any Person other than the Company or the Agent any legal or equitable right, remedy or claim under this Article SEVENTEENTH. This Article SEVENTEENTH shall be for the sole and exclusive benefit of the Company and the Agent.

Section 15. Severability. The purpose of this Article SEVENTEENTH is to facilitate the Company’s ability to maintain or preserve its Tax Benefits. If any provision of this Article SEVENTEENTH or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article SEVENTEENTH.

Section 16. Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Company or the Agent under this Article SEVENTEENTH, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.

Third: That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

Fourth: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be executed on this ___ day of _________, 2018.

STEEL CONNECT, INC.

By:
	Name:	Louis J. Belardi
	Title:	Chief Financial Officer

APPENDIX B – Tax Plan

TAX BENEFITS PRESERVATION PLAN

dated as of

January 19, 2018

between

MODUSLINK GLOBAL SOLUTIONS, INC.

and

American Stock Transfer & Trust Company, LLC

as Rights Agent

Table of Contents

(continued)

EXHIBITS

Exhibit A Certificate of Designations, Preferences and Rights of Series D Junior Participating Preferred Stock
Exhibit B Form of Rights Certificates
Exhibit C Form of Summary of Rights

TAX BENEFITS PRESERVATION PLAN

TAX BENEFITS PRESERVATION PLAN, dated as of January 19, 2018 (the “Agreement”), between ModusLink Global Solutions, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, on January 19, 2018 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the close of business on January 29, 2018 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued between the Record Date and the Distribution Date (as hereinafter defined) and in certain other circumstances provided herein, each Right initially representing the right to purchase one one-thousandth of a share of Preferred Stock (as hereinafter defined), having the rights, powers and preferences set forth in the Certificate of Designations, Preferences and Rights of Series D Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”); and

WHEREAS, the Company has generated or expects to generate certain Tax Benefits (as defined herein) for United States federal income tax purposes, such Tax Benefits may potentially provide valuable benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations (as defined herein) promulgated thereunder, and thereby preserve the Company’s ability to fully utilize such Tax Benefits and certain built-in losses, and, in furtherance of such objective, the Company desires to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)       “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding, whether or not such person continues to be the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding, but shall not include:

(i)       the Company;

(ii)      any Subsidiary of the Company;

(iii)     any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan;

(iv)     any Person that becomes a Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding as a result of (A) a reduction in the number of Company Securities outstanding due to the repurchase of Company Securities by the Company or (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, in each case unless and until such Person increases its Percentage Stock Ownership by any amount over such Person’s lowest Percentage Stock Ownership on or after the consummation of the relevant transaction, excluding for these purposes any increase solely resulting from any subsequent transaction described in clauses (A) and (B) of this Section 1(a)(iv) or shares the Beneficial Ownership of which was acquired with the Prior Approval of the Company;

(v)      any Person that, together with all Affiliates and Associates of such Person, (x) was a Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding on the date hereof (as disclosed in public filings with the Securities and Exchange Commission on the date of this Agreement), or (y) becomes a Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding solely as a result of a transaction pursuant to which such Person received the Prior Approval of the Company, unless after the date of this Agreement or the date of the relevant transaction, as applicable, such Person (A) increases its Percentage Stock Ownership by any amount over such Person’s lowest Percentage Stock Ownership on or after the date of this Agreement or the date of the relevant transaction, as applicable, excluding for these purposes any increase solely resulting from any subsequent transaction described in clauses (A) and (B) of Section 1(a)(iv) or shares the Beneficial Ownership of which was acquired with the Prior Approval of the Company; or (B) decreases its Percentage Stock Ownership below 4.99%;

(vi)       any Person that, within ten (10) Business Days of being requested by the Company to do so, certifies to the Company that such Person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) Business Days following such certification disposes of such number of shares of Common Stock so that it, together with all Affiliates and Associates, ceases to be an Acquiring Person; provided, however, that if the Person requested to so certify or dispose of shares of Common Stock fails to do so within ten (10) Business Days, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period; and

(vii)       any Person (including an Exempt Person) that the Board has affirmatively determined in its sole discretion, prior to the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, shall not be deemed an Acquiring Person, for so long as such Person complies with any limitations or conditions (including disposition of shares of Common Stock) required by the Board in making such determination.

For the avoidance of doubt, and notwithstanding anything to the contrary herein, for purposes of calculation of the numerator (but not the denominator) of any fraction used to determine (i) whether a Person’s Beneficial Ownership of Common Stock then outstanding equals or exceeds 4.99% and (ii) such Person’s Percentage Stock Ownership, a Person shall be treated as Beneficially Owning all Company Securities that, in the case of an Option, such Person would Beneficially Own if the Option were exercised in full (on a gross basis) without regard to any contingencies, vesting or other restrictions, and, in the case of a Derivative, in whole or in part are referenced by or form the basis of such Derivative.

Without limiting the foregoing, at the election of the Board (which election shall be in the sole determination of the Board), if any Person is not otherwise an Acquiring Person pursuant to this Section 1(A), such Person shall nevertheless be treated as an Acquiring Person for purposes of this Agreement if that Person would be treated as a “5-percent stockholder” for purposes of Section 382 of the Code (substituting “4.99” for “five” or “5,” as applicable, each time “five” or “5” is used in or for purposes of Section 382 of the Code), by application of either the constructive ownership and aggregation rules under Section 382 of the Code or the Beneficial Ownership rules under this Plan (including, but not limited to, a Person’s Beneficial Ownership with respect to an Option and a Derivative described in this Section 1(a)), or any combination of the foregoing rules, in all cases applied in a manner that would result in the greatest Beneficial Ownership of Common Stock then outstanding by or Percentage Stock Ownership of such Person.

(b)       “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(c)       “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. The terms “Affiliate” and “Associate” shall also include, with respect to any Person, any other Person whose shares of Common Stock would be deemed to be constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations with respect to such first Person, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder.

(d)       “Agreement” shall have the meaning set forth in the preamble to this Agreement.

(e)       “Appropriate Officer” shall mean the Chief Executive Officer and President, the Chief Financial Officer, Chief Accounting Officer, Chief Operating Officer, Treasurer or Secretary of the Company; and for purposes of signing the Rights Certificates, shall mean the Chairman or Vice Chairman of the Board, if any, or the President, or an Executive Vice President or a Vice President and by the Secretary, or an Assistant Secretary, or the Treasurer or an Assistant Treasurer of the Company.

(f)       A Person shall be deemed to be the “Beneficial Owner” of, and shall be deemed to “beneficially own” and have “beneficial ownership” of any Company Securities:

(i)       that such Person, or any of such Person’s Affiliates or Associates, directly owns, would be deemed constructively to own pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, owns pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or are otherwise aggregated with Company Securities owned by such Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder;

(ii)       that such Person, or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), including pursuant to any agreement, arrangement or understanding whether or not in writing, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” pursuant to Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person will not be deemed to beneficially own, or have beneficial ownership of, any security pursuant to this Section 1(f)(ii) as a result of an agreement, arrangement or understanding whether or not in writing to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; and (B) is not also then reportable by such Person on Schedule 13D pursuant to the Exchange Act (or any comparable or successor report); and

(iii)       that, in whole or in part, are referenced by or otherwise relate to any Derivative that such Person owns or would be treated as owning under Section 1(f)(i) or (ii) hereof.

(g)       “Board” shall have the meaning set forth in the recitals to this Agreement.

(h)       “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(i)       “close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(j)       “Code” shall have the meaning set forth in the recitals to this Agreement.

(k)       “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person (or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first mentioned Person).

(l)       “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(m)       “Company” shall have the meaning set forth in the preamble to this Agreement.

(n)       “Company Securities” shall mean (i) shares of Common Stock, (ii) shares of preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, (iii) Options, (iv) Derivatives, and (v) any other interest that would be treated as “stock” of the Company pursuant to Section 1.382-2T(f)(18) of the Treasury Regulations.

(o)       “Current Market Price” shall have the meaning set forth in Section 11(d)(i) hereof.

(p)       “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(q)       “Derivative” shall mean, to the extent not otherwise treated as an option within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations, any swap, total return swap, notional principal contract, futures contract, forward contract, participation note, equity linked instrument, or any other instrument or arrangement that provides any Person, in whole or in part, with the economic equivalent of the Beneficial Ownership of any Company Security, regardless of whether (i) such instrument or arrangement conveys any voting rights in Company Securities to such Person, (ii) such instrument or arrangement is required to be, or capable of being, settled through delivery of Company Securities, or (iii) such Person may have entered into other transactions that hedge the economic effect of such instrument or arrangement.

(r)       “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(s)       “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(t)       “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(u)       “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(v)       “Exempt Person” means any Person deemed to be an “Exempt Person” in accordance with Section 30 or Section 31 hereof.

(w)       “Exemption Request” shall have the meaning set forth in Section 30 hereof.

(x)       “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(y)       “Final Expiration Date” shall mean the earlier of (i) 11:59 p.m., New York City time, on the date that the votes of the stockholders of the Company, with respect to the Company’s next annual meeting or special meeting of stockholders are certified (which date and time shall be in no event later than 11:59 P.M., New York City time, on January 18, 2019), unless the continuation of the Agreement is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at such meeting of stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Fourth Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); or (ii) 11:59 p.m., New York City time, on January 18, 2021.

(z)       “NASDAQ” means The NASDAQ Global Select Market.

(aa) “Option” means any option, warrant, convertible security, derivative (to the extent treated as an option within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations), or other similar right relating to or for the purchase of a Company Security (including, but not limited to, any contingent right or right to acquire any of the foregoing rights, and any “option” within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations); provided, however, that this definition shall exclude in all cases any options or similar rights issued by the Company to a Person pursuant to an equity compensation plan or similar plan.

(bb) “Percentage Stock Ownership” shall mean the percentage stock ownership of the Common Stock determined in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k), 1.382-3(a), and 1.382-4(d) of the Treasury Regulations; provided, however, that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Company Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Section 1.382-2T(h)(2)(i)(A) of the Treasury Regulations.

(cc) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, association, syndicate or other entity, group of persons making a “coordinated acquisition” of Company Securities or otherwise treated as an entity within the meaning of Treasury Regulations Section 1.382-3(a)(1) or otherwise, and includes an unincorporated group of persons who, by formal or informal agreement or arrangement (whether or not in writing), have embarked on a common purpose or act, and also includes any successor (by merger or otherwise) of any such individual or entity.

(dd) “Preferred Stock” shall mean shares of Series D Junior Participating Preferred Stock, par value $0.01 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series D Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series D Junior Participating Preferred Stock.

(ee) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(ff) “Prior Approval of the Company” shall mean the prior express written consent of the Company to the actions in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the members of the Board then in office, provided that a Person shall be treated as having received the Prior Approval of the Company for an acquisition of Company Securities if such Person acquires such Company Securities from the Company pursuant to an issuance by the Company that was approved by, or that was authorized pursuant to an agreement that was approved by, the Board (or a duly authorized committee thereof). The issuance of Common Stock upon the exercise or conversion of any Company Securities so approved shall also be treated as having received the Prior Approval of the Company. The process for seeking Prior Approval of the Company is set forth in Section 30 hereof.

(gg) “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

(hh) “Record Date” shall have the meaning set forth in the recitals to this Agreement.

(ii)    “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(jj)  “Requesting Person” shall have the meaning set forth in Section 30 hereof.

(kk) “Rights” shall have the meaning set forth in the recitals to this Agreement.

(ll)   “Rights Agent” shall have the meaning set forth in the preamble to this Agreement.

(mm) “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(nn) “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

(oo) “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(pp) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(qq) “Section 13 Event” shall mean any event described in clauses (x) or (y) of Section 13(a) hereof.

(rr)   “Securities Act” shall mean the Securities Act of 1933, as amended.

(ss)  “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(tt)   “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

(uu)  “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities or other ownership interests having ordinary voting power sufficient to elect at least a majority of the directors or other Persons having similar functions of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(vv)  “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ww) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(xx)    “Tax Benefits” shall mean a current year net operating loss and the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, disallowed net business interest expense carryovers, and any other item that may reduce or result in any credit against any income taxes owed by the Company or any of its Subsidiaries, including, but not limited to, any item subject to limitation under Section 382 or Section 383 of the Code and the Treasury Regulations promulgated thereunder, and any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(yy) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(zz)   “Treasury Regulation” shall mean the final and temporary (but not proposed) tax regulations promulgated under the Code, as such regulations may be amended from time to time.

(aaa)  “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

(bbb) “Waiver Request” shall have the meaning set forth in Section 31 hereof.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment. Upon ten (10) days’ prior written notice to the Rights Agent, the Company may from time to time appoint co-rights agents as it may deem necessary or desirable. The Rights Agent will have no duty to supervise, and will in no event be liable for, the acts or omissions of any such co-rights agents.

Section 3. Issuance of Rights Certificates.

(a)       Until the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date (or, if the tenth (10th) Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), and (ii) the close of business on the tenth (10th) Business Day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraphs (b) and (c) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates evidencing Common Stock shall be deemed also to be certificates evidencing Rights) and not by separate certificates (or, for book entry shares, by notations in the respective accounts for the Common Stock), and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, but subject to the following sentence, the Rights Agent will send by such means as may be selected by the Company, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (each a “Rights Certificate”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Triggering Event under Section 11(a)(ii) hereof has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion, to minimize the possibility that any Person receives Rights, or Rights Certificates evidencing Rights, that would be null and void under Section 7(e) hereof. Receipt by any Person of a Rights Certificate with respect to any Rights shall not preclude a later determination that such Rights are null and void pursuant to Section 7(e) hereof. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b)       The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”) to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock (or, for book entry shares, the notations in the respective accounts for the Common Stock) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date and the Expiration Date, the transfer of any shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock. Notwithstanding anything to the contrary set forth in this Agreement, upon the effectiveness of a redemption pursuant to Section 23 hereof or an exchange pursuant to Section 24 hereof, the Company shall not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights shall be attached to or shall be issued with any shares of Common Stock (including any shares of Common Stock issued pursuant to an exchange) at any time thereafter.

(c)       Rights shall be issued in respect of all shares of Common Stock that are issued after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear substantially the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Tax Benefits Preservation Plan between ModusLink Global Solutions, Inc. (the “Company”) and the Rights Agent (including any successor Rights Agent) thereunder, as originally executed and as it may be amended or restated from time to time, the “Tax Benefits Preservation Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Tax Benefits Preservation Plan, Rights issued to, or held by, any Person that is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Tax Benefits Preservation Plan), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date and (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Similarly, during such time periods, transfers of book entry shares shall also be deemed to be transfers of the associated Rights. In the case of any book entry shares, the Company shall cause the transfer agent for the Common Stock to include on each account statement with respect thereto issued prior to the earlier of the Distribution Date and the Expiration Date a notation to the effect that references to Common Stock also include the associated Rights. With respect to any shares held in book entry form, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Notwithstanding this paragraph (c), the omission of a legend or notation shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights. In the event that shares of Common Stock are not represented by certificates, references in this Agreement to certificates shall be deemed to refer to the notations in the book entry accounts reflecting ownership of such shares.

Section 4. Form of Rights Certificates.

(a)       The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 7, Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date, or, in the case of Rights with respect to Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b)       Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with which such Acquiring Person has any continuing plan, agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, agreement, arrangement or understanding (whether or not in writing) that has as a primary purpose or effect the avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend in substantially the following form:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person that was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Tax Benefits Preservation Plan.

Section 5. Countersignature and Registration.

(a)       The Rights Certificates shall be executed on behalf of the Company by any Appropriate Officer, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates may nevertheless be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)       Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at the office of the Rights Agent designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6. Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)       Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or other Rights Certificates entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitle such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign (either by manual or facsimile signature) and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from any holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes or charges unless and until it is satisfied that all such payments have been made.

(b)       Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)       Subject to Section 7(e) hereof, at any time after the Distribution Date, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed or exchanged as provided in Section 23 and Section 24 hereof, and (iii) the time at which the Board determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits (the earliest of (i)-(iii) being herein referred to as the “Expiration Date”).

(b)       The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right initially shall be $20.00, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof and shall be payable in accordance with paragraph (c) below.

(c)       Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate contained therein duly completed and executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights Certificate in accordance with Section 9(e) hereof, the Rights Agent shall, subject to Section 7(f) and Section 20(j) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d)       In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e)       Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with which the Acquiring Person has any continuing plan, agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, agreement, arrangement or understanding (whether or not in writing) that has as a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clauses (i)-(iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise, and such Rights shall not be transferable. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but the Company and the Rights Agent shall have no liability to any holder of Rights Certificates or any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of such Acquiring Person’s Affiliates or Associates or their respective transferees hereunder.

(f)       Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless and until such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a)       The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b)       So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c)       The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date referenced in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, and the Company shall issue a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have been declared effective.

(d)       The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable.

(e)       The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than, that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificates at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in the name of which any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i)       In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares, through a reverse stock split or otherwise, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, that, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)       Subject to Section 24 hereof, in the event that any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii)       In the event that the number of shares of Common Stock that is authorized by the Restated Certificate of Incorporation of the Corporation (as amended and supplemented to date and as may be amended, restated, supplemented or corrected from time to time, the “Certificate of Incorporation”), but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including shares, or units of shares, of preferred stock, such as the Preferred Stock, that the Board has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, being herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

(b)       In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) shares of Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock that the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c)       In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity), of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock, and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would have been in effect if such record date had not been fixed.

(d)

(i)       For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per share of Common Stock on any date shall be deemed to be the lesser of (A) the average of the daily closing prices per share of Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date and (B) the average of the daily closing prices per share of Common Stock for the five (5) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, shall not have occurred prior to the commencement of the requisite trading period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if the shares of Common Stock are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 p.m., New York City time, by such system then in use, or, if on any such date the shares of Common Stock are not so quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, the Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes and shall be binding on the Rights Agent and the holders of the Rights.

(ii)       For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to one thousand (1,000) (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes and shall be binding on the Rights Agent and the holders of the Rights.

(e)       Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction that mandates such adjustment and (ii) the Expiration Date.

(f)       If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)       All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)       Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)       The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)       Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share that were expressed in the initial Rights Certificates issued hereunder.

(k)       Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l)       In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)       Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price per share of Preferred Stock , (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n)       The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (iii) consummate a share exchange with any other Person or (iv) sell or transfer (or permit any Subsidiary of the Company to sell or transfer), in each case, in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, share exchange, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would eliminate or substantially diminish the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, share exchange, sale or transfer, the stockholders of the Person that constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o)       The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will eliminate or diminish substantially the benefits intended to be afforded by the Rights.

(p)       Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained.

Section 13. Consolidation or Merger, Cash Flow or Earning Power.

(a)       In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving entity of such consolidation or merger or (y) any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

(b)       “Principal Party” shall mean, in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which shares of Common Stock are converted in such merger, consolidation or share exchange, and if no securities are so issued, the Person that is the other party to such merger, consolidation or share exchange; provided, however, that, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which is and has been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c)       The Company shall not consummate any such consolidation, merger or share exchange unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation or merger mentioned in paragraph (a) of this Section 13, the Principal Party will:

(i)       prepare and file a registration statement under the Securities Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form and use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

(ii)       take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws or “blue sky” laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii)       deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a)       The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if the Rights are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 p.m., New York City time, by such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b)       The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (determined in the manner in which closing prices would be determined for purposes of determining a Current Market Price per share of Preferred Stock pursuant to Section 11(d)(ii) hereof) on the Trading Day immediately prior to the date of such exercise.

(c)       Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price per share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

(d)       The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e)       Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall have no obligation to make fractional payments unless the Company shall have provided the necessary funds to pay in full all amounts due and payable with respect thereto. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies from the Company.

Section 15. Rights of Action. All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right, by accepting such Rights, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)       prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of shares of Common Stock;

(b)       after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;

(c)       subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in the name of which a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate (or book entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate (or notices provided to holders of book entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d)       notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent, nor any of their respective directors, officers, employees or agents, shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use its best efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent with respect to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a)       The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent and its employees, directors and its officers for, and to hold it harmless against, any loss, liability or expense that may be paid, incurred or suffered by it without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (as determined by a court of competent jurisdiction in a final non-appealable judgment), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement and performance of its obligations hereunder, including the costs and expenses of defending against any claim of liability.

(b)       The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement and performance of its obligations hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company (including in the case of uncertificated securities, by notation in book entry accounts reflecting ownership), instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a)       Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)       In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)       The Rights Agent may consult with legal counsel (who may be legal counsel for the Rights Agent or the Company) and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)       Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an Appropriate Officer and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)       The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(d)       The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); shall not be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; shall not be responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual written notice of any such adjustment); shall not by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Preferred Stock or Common Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable; and shall not be responsible for the independent investigation of the accuracy of any information, certificate, instrument or written instruction delivered to the Rights Agent by the Company.

(e)       The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(f)       The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any Appropriate Officer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer.

(g)       The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(h)       The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent negligence bad faith or willful misconduct in the selection and continued employment thereof.

(i)       No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent and for which it shall be compensated pursuant to Section 18(a)) or in the exercise of its rights if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(j)       If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by first class mail, and, if such resignation occurs after the Distribution Date, the Company shall notify the registered holders of the Rights Certificates by first-class mail. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States, in good standing, having an office in the State of New York, that is authorized under such laws to exercise corporate trust or stock transfer or stockholders services powers and which has at the time of its appointment as Rights Agent a combined capital (including its direct and indirect parents and Subsidiaries) and surplus of at least $100,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption, exchange or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold (x) pursuant to the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date (unless the Board or a duly authorized committee thereof has determined to make other equitable adjustments or the agreements underlying such stock options or awards provide otherwise), or (y) upon the exercise, conversion or exchange of securities issued by the Company after the date of this Agreement (except as may otherwise be provided in the instrument(s) governing such securities), and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a)       The Board may, at its option, at any time prior to the earlier of (i) the close of business on the tenth (10th) Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth (10th) Business Day following the Record Date) and (ii) the Final Expiration Date, direct the Company to, and, if so directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b)       Immediately upon the action of the Board ordering the redemption of the Rights, written evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give written notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives such notice. The failure to give, or any defect in, such notice shall not affect the validity of such redemption. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(c)       Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 and other than in connection with the purchase or repurchase by any of them of Common Stock prior to the Distribution Date.

Section 24. Exchange.

(a)       The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one (1) share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after (i) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding shares of Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding or (ii) the occurrence of a Section 13 Event.

(b)       Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c)       Following the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24, the Company may implement such procedures in its sole discretion as it deems appropriate for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 not be received by holders of Rights that have become null and void pursuant to Section 7(e) hereof. In furtherance thereof, if so directed by the Company, shares of Common Stock (or other consideration) potentially issuable upon an exchange pursuant to this Section 24 to holders of Rights that have not verified to the satisfaction of the Company, in its sole discretion, that they are not Acquiring Persons may be deposited in a trust established by the Company pending receipt of appropriate verification. To the extent that such trust is established, holders of Rights entitled to receive such shares of Common Stock (or other consideration) pursuant to an exchange pursuant to this Section 24 that have not previously received such shares of Common Stock (or other consideration) shall be entitled to receive such shares of Common Stock (or other consideration) (and any dividends paid or distributions made thereon after the date on which such shares of Common Stock (or other consideration) are deposited in the trust) only from the trust and solely upon compliance with the relevant terms and provisions of the applicable trust agreement.

(d)       In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Preferred Stock) for Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.

(e)       In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(f)       The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subsection (f), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a)       In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), to effect any share exchange with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, share exchange, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b)       In the event that any Section 11(a)(ii) Event shall occur, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26. Notices.

(a)       Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and when sent by recognized national overnight delivery service or by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent by the Company) as follows:

ModusLink Global Solutions, Inc.
1601 Trapelo Road
Waltham, MA 02451
Attention: Corporate Secretary

(b)       Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given if in writing and when sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attention: Corporate Trust Department

With a copy to:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: General Counsel

(c)       Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of Common Stock) shall be sufficiently given or made if sent or delivered by recognized national overnight delivery service or by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of shares of Common Stock. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an Appropriate Officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided that any supplement or amendment other than to Sections 18, 19, 20, 22, 27 or 32 hereof that does not supplement or amend this Agreement in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding anything herein to the contrary, this Agreement may not be amended (other than pursuant to clauses (i) or (ii) of the second sentence of this Section 27) at a time when the Rights are not redeemable. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of shares of Common Stock.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder; provided, however, that this Agreement shall not be assignable by either party without prior written consent of the other party.

Section 29. Determinations and Actions by the Board, etc. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (i) interpret the provisions of this Agreement and the provisions of Section 382 and the Treasury Regulations promulgated thereunder, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board or any of the directors on the Board to any liability to the holders of the Rights.

Section 30. Process to Seek Prior Approval of the Company before a Trigger Event. Any Person seeking Prior Approval of the Company for an acquisition of Company Securities that would, if consummated, result in such Person being an Acquiring Person (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with these instructions, request that the Board grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person” under subsection (vii) of Section 1(a) hereof for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations thereunder. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available.

Section 31. Waiver Subsequent to Stock Acquisition Date. The Board may, of its own accord or upon the request of a stockholder (a “Waiver Request”), subsequent to a Stock Acquisition Date and prior to the Distribution Date, and in accordance with this Section 31, grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” under subsection (vii) of Section 1(a) hereof for purposes of this Agreement. A Waiver Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Acquiring Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations thereunder. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s Tax Benefits.

Section 32. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 33. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law, the Certificate of Incorporation and the Company’s Bylaws.

Section 34. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York (without giving effect to the conflicts of laws principles thereof) and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 35. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement executed or transmitted electronically shall have the same authority, effect and enforceability as an original signature. A signature to this Agreement executed or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 36. Descriptive Headings; Interpretation. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Wherever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

MODUSLINK GLOBAL SOLUTIONS, INC.

By:	/s/ James R. Henderson
	Name:	James R. Henderson
	Title:	President and Chief Executive Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Michael A. Nespoli
	Name:	Michael A. Nespoli
	Title:	Executive Director

[Tax Benefits Preservation Plan]

Exhibit A

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF

SERIES D JUNIOR PARTICIPATING PREFERRED STOCK

OF

MODUSLINK GLOBAL SOLUTIONS, INC.

_______________

(Pursuant to Section 151 of the Delaware General Corporation Law)

_______________

ModusLink Global Solutions, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies that, pursuant to authority conferred on its Board of Directors (the “Board of Directors”) by the Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), and in accordance with Section 141 of the Delaware General Corporation Law, the following resolution was adopted by the Board of Directors at a meeting of the Board of Directors duly held on January 19, 2018, which resolution remains in full force and effect on the date hereof:

RESOLVED, that the Board of Directors of the Corporation, pursuant to authority expressly vested in it by the provisions of the Restated Certificate of Incorporation of the Corporation, as amended, hereby authorizes the issuance of a series of preferred stock designated as the Series D Junior Participating Preferred Stock, par value $0.01 per share, of the Corporation and hereby fixes the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Restated Certificate of Incorporation of the Corporation, as amended, which are applicable to the Corporation’s preferred stock of all classes and series) as follows:

SERIES D JUNIOR PARTICIPATING PREFERRED STOCK

Section 1 Designation and Amount. Pursuant to this Certificate of Designations, Preferences and Rights of Series D Junior Participating Preferred Stock (this “Certificate of Designations”) there is hereby designated a series of the Corporation’s authorized preferred stock having a par value of $0.01 per share (“Preferred Stock”), which series shall be designated as “Series D Junior Participating Preferred Stock” (the “Series D Preferred Stock”) and the number of shares so designated shall be one million four hundred thousand (1,400,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into Series D Preferred Stock.

B-A-1

Section 2 Dividends and Distributions.

(A)       Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the shares of Series D Preferred Stock with respect to dividends, the holders of shares of Series D Preferred Stock, in preference to the holders of common stock, par value $0.01 per share, of the Corporation (“Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 1st March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Preferred Stock. In the event the Corporation shall at any time after January 29, 2018 (the “Rights Record Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares through a reverse stock split or otherwise, then in each such case the amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)       The Corporation shall declare a dividend or distribution on the Series D Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series D Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)       Dividends, to the extent payable as provide in paragraphs (A) and (B) of this Section, shall begin to accrue and be cumulative on outstanding shares of Series D Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series D Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series D Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series D Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series D Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

B-A-2

Section 3 Voting Rights. The holders of shares of Series D Preferred Stock shall have the following voting rights:

(A)       Subject to the provision for adjustment hereinafter set forth, each share of Series D Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Record Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares through a reverse stock split or otherwise, then in each such case the number of votes per share to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)       Except as otherwise provided herein, in any other certificate of designations creating a series of Preferred Stock (or any similar stock), or by law, the holders of shares of Series D Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)        If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series D Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series D Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at such meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series D Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series D Preferred Stock being entitled to cast a number of votes per share of Series D Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series D Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series D Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series D Preferred Stock in this Section 3.

B-A-3

(D)       Except as set forth herein, or as otherwise provided by law, holders of Series D Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

Section 4 Certain Restrictions.

(A)       Whenever quarterly dividends or other dividends or distributions payable on the Series D Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series D Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)       declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock;

(ii)       declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except dividends paid ratably on the Series D Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)       redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series D Preferred Stock; or

(iv)       redeem or purchase or otherwise acquire for consideration any shares of Series D Preferred Stock, or any shares of stock ranking on a parity with the Series D Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)       The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5 Reacquired Shares. Any shares of Series D Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other certificate of designations creating a series of Preferred Stock (or any similar stock) or as otherwise required by law.

B-A-4

Section 6 Liquidation, Dissolution or Winding Up.

(A)       Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock unless, prior thereto, the holders of shares of Series D Preferred Stock shall have received an amount equal to $1,000 per share of Series D Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series D Liquidation Preference”). Following the payment of the full amount of the Series D Liquidation Preference, no additional distributions shall be made to the holders of shares of Series D Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series D Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series D Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series D Preferred Stock and Common Stock, respectively, holders of Series D Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively. The merger or consolidation of the Corporation, regardless of whether the Corporation is the surviving entity in such merger or consolidation, shall not be deemed to be the liquidation, dissolution or winding up of the Corporation.

(B)       In the event, however, that there are not sufficient assets available to permit payment in full of the Series D Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series D Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C)       In the event the Corporation shall at any time after the Rights Record Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares through a reverse stock split or otherwise, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7 Consolidation, Merger, etc. If the Corporation shall enter into any consolidation, merger, share exchange, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series D Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Record Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares through a reverse stock split or otherwise, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series D Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

B-A-5

Section 8 No Redemption. The shares of Series D Preferred Stock shall not be redeemable.

Section 9 Ranking. The Series D Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 10 Amendment. At any time when any shares of Series D Preferred Stock are outstanding, neither the Certificate of Incorporation nor this Certificate of Designations shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series D Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series D Preferred Stock, voting separately as a class; provided that none of (i) the creation or issuance of (A) additional shares of Series D Preferred Stock or (B) shares of any class or series of Preferred Stock ranking junior to or on parity with the Series D Preferred Stock as to the payment of dividends and the distribution of assets, (ii) a merger or consolidation in which the Corporation is the surviving entity and the Series D Preferred Stock remains outstanding with no material adverse change in its powers, preferences and special rights, or (iii) a merger or consolidation in which the Corporation is not the surviving entity and the holders of the Series D Preferred Stock receive in exchange therefor a substantially identical security of the surviving entity, shall be considered to materially adversely alter or change the powers, preferences or special powers of the Series D Preferred Stock.

Section 11 Fractional Shares. Series D Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series D Preferred Stock.

[Signature page follows]

B-A-6

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Designations to be duly executed as of this 19th day of January, 2018.

MODUSLINK GLOBAL SOLUTIONS, INC.

By:	/s/ James R. Henderson
	Name:	James R. Henderson
	Title:	President and Chief Executive Officer

B-A-7

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	___________ Rights

NOT EXERCISABLE AFTER THE EARLIER OF (I) 11:59 P.M., NEW YORK CITY TIME, ON THE DATE THAT THE VOTES OF THE STOCKHOLDERS OF THE COMPANY, WITH RESPECT TO THE COMPANY’S NEXT ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS ARE CERTIFIED (WHICH DATE AND TIME SHALL BE IN NO EVENT LATER THAN 11:59 P.M., NEW YORK CITY TIME, ON JANUARY 18, 2019), UNLESS THE CONTINUATION OF THE AGREEMENT IS APPROVED BY THE AFFIRMATIVE VOTE OF THE MAJORITY OF SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT SUCH MEETING OF STOCKHOLDERS (OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF) DULY HELD IN ACCORDANCE WITH THE COMPANY’S FOURTH AMENDED AND RESTATED BYLAWS AND APPLICABLE LAW (IN WHICH CASE CLAUSE (II) WILL GOVERN); (II) 11:59 P.M., NEW YORK CITY TIME, ON JANUARY 18, 2021; AND (III) SUCH TIME AS THE RIGHTS ARE EARLIER REDEEMED, EXCHANGED OR TERMINATED OR SUCH OTHER EARLIER EXPIRATION DATE (AS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). THE RIGHTS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON THAT WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]1

Rights Certificate

MODUSLINK GLOBAL SOLUTIONS, INC.

This certifies that ______________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of January 19, 2018, as the same may be amended from time to time (the “Tax Benefits Preservation Plan”), between ModusLink Global Solutions, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Dated and prior to the earlier of (i) 11:59 p.m., New York City time, on the date that the votes of the stockholders of the Company, with respect to the Company’s next annual meeting or special meeting of stockholders are certified (which date and time shall be in no event later than 11:59 P.M., New York City time, on January 18, 2019), unless the continuation of the Agreement is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at such meeting of stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Fourth Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); (ii) 11:59 p.m., New York City time, on January 18, 2021; and (iii) such time as the Rights are earlier redeemed, exchanged or terminated or such other earlier Expiration Date (as defined in the Tax Benefits Preservation Plan), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series D Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $20.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of January 19, 2018, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Tax Benefits Preservation Plan) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Tax Benefits Preservation Plan.

___________________________

1 The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

B-B-1

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Tax Benefits Preservation Plan), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Tax Benefits Preservation Plan, a transferee of a Person that, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Tax Benefits Preservation Plan, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Tax Benefits Preservation Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Benefits Preservation Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Benefits Preservation Plan. Copies of the Tax Benefits Preservation Plan are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

B-B-2

Subject to the provisions of the Tax Benefits Preservation Plan, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth Business Day following the Stock Acquisition Date, and (ii) the Final Expiration Date. In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Tax Benefits Preservation Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Tax Benefits Preservation Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Benefits Preservation Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Tax Benefits Preservation Plan.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

B-B-3

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of _________ __, ______

ATTEST:		MODUSLINK GLOBAL SOLUTIONS, INC.

By:
Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:
Authorized Signature

B-B-4

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED ________________________________ hereby sells, assigns and transfers unto _______________________________________________________________
(Please print name and address of transferee)

___________________________________________________________________________ this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________ Attorney, to transfer the within Rights Certificate on the books of the within named Company, with full power of substitution.

Dated: _____________,_____
Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

B-B-5

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [ ] is [ ] is not beneficially owned by an Acquiring Person and [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person that is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person that is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _____________,_____
Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

B-B-6

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

B-B-7

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires
to exercise Rights represented
by the Rights Certificate.)

To: MODUSLINK GLOBAL SOLUTIONS, INC.

The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated: _____________,_____
Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

B-B-8

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not beneficially owned by an Acquiring Person and [ ] are [ ] are not being exercised by or on behalf of a Person that is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person that is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _____________,_____
Signature

Signature Medallion Guaranteed:

B-B-9

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

B-B-10

Exhibit C

FORM OF

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED STOCK

On January 19, 2018, the Board of Directors (the “Board”) of ModusLink Global Solutions, Inc. (the “Company”) declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”), to stockholders of record at the close of business on January 29, 2018 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Series D Junior Participating Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”), at a purchase price of $20.00 per Unit, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan”) between the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent. The Tax Benefits Preservation Plan is intended to help protect the Company’s tax net operating losses and certain other tax assets (“Tax Benefits”) by deterring any person from becoming the Beneficial Owner (as defined in the Tax Benefits Preservation Plan) of 4.99% or more of the shares of Common Stock then outstanding.

Rights Certificates; Exercise Period.

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate rights certificates (“Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Tax Benefits Preservation Plan, the Rights will separate from the Common Stock and a distribution date (the “Distribution Date”) will occur upon the earlier of (i) ten (10) business days following a public announcement that a person or group of affiliated or associated persons (an Acquiring Person, as defined below) has become a Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (the “Stock Acquisition Date”) and (ii) ten (10) business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of book entry shares, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Tax Benefits Preservation Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Tax Benefits Preservation Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series D Preferred Stock will be issued.

B-C-1

The definition of “Acquiring Person” contained in the Tax Benefits Preservation Plan contains several exemptions, including for (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) any person who becomes a Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such person increases his ownership by any amount over such person’s lowest percentage stock ownership on or after the consummation of the relevant transaction; (iv) any person who, together with all affiliates and associates of such person, was a Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding on the date of the Tax Benefits Preservation Plan or becomes a Beneficial Owner of 4.99% or more shares of Common Stock then outstanding as a result of a transaction pursuant to which such person received the Prior Approval of the Company, unless and until such person and its affiliates and associates increase their aggregate ownership by any amount over their lowest percentage stock ownership on or after the date of the Tax Benefits Preservation Plan or decrease their aggregate percentage stock ownership below 4.99%; (v) any person who, within ten (10) business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who, together with all affiliates and associates, thereafter within ten (10) business days following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; and (vi) any person that the Board has affirmatively determined shall not be deemed an Acquiring Person, including as a result of an exemption request or a request for prior approval.

The Rights are not exercisable until the Distribution Date and will expire at the earliest of (i) of 11:59 p.m., New York City time, on the date that the votes of the stockholders of the Company, with respect to the Company’s next annual meeting or special meeting of stockholders are certified (which date and time shall be in no event later than 11:59 P.M., New York City time, on January 18, 2019), unless the continuation of the Agreement is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at such meeting of stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Fourth Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); (ii) 11:59 p.m., New York City time, on January 18, 2021; (iii) the time at which the Rights are redeemed or exchanged as provided in the Tax Benefits Preservation Plan, and (iv) the time at which the Board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of Tax Benefits.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. After the Distribution Date, the Company generally would issue Rights with respect to shares of Common Stock issued upon the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company after the Tax Benefits Preservation Plan’s adoption (except as may otherwise be provided in the instruments governing such securities). In the case of other issuances of shares of Common Stock after the Distribution Date, the Company generally may, if deemed necessary or appropriate by the Board, issue Rights with respect to such shares of Common Stock.

B-C-2

Flip-in Trigger.

In the event that a person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a transaction described under “Flip-over Trigger”, below), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of such an event, all Rights that are, or (under certain circumstances specified in the Tax Benefits Preservation Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of such an event until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $20.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $40.00 worth of Common Stock (or other consideration, as noted above) for $20.00. Assuming that the Common Stock had a per share value of $4.00 at such time, the holder of each valid Right would be entitled to purchase ten (10) shares of Common Stock for $20.00.

Flip-over Trigger.

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation or (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the next preceding paragraph are referred to as the “Triggering Events.”

Exchange Feature.

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one (1) share of Common Stock, or one one-thousandth of a share of Series D Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Equitable Adjustments.

The Purchase Price payable, and the number of Units of Series D Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series D Preferred Stock, (ii) if holders of the Series D Preferred Stock are granted certain rights or warrants to subscribe for Series D Preferred Stock or convertible securities at less than the current market price of the Series D Preferred Stock, or (iii) upon the distribution to holders of the Series D Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

B-C-3

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series D Preferred Stock on the last trading day prior to the date of exercise.

Redemption Rights.

At any time until ten (10) business days following the Stock Acquisition Date, the Company may, at its option, redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendment of Rights.

Any of the provisions of the Tax Benefits Preservation Plan may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Tax Benefits Preservation Plan may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Tax Benefits Preservation Plan. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the Tax Benefits Preservation Plan which may be defective or inconsistent with any other provision therein.

Miscellaneous.

Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

A copy of the Tax Benefits Preservation Plan has been or will be filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A or a Current Report on Form 8-K. A copy of the Tax Benefits Preservation Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which is incorporated herein by reference.

B-C-4

APPENDIX C – Amended 2010 Plan

STEEL CONNECT, INC.

2010 INCENTIVE AWARD PLAN

AS AMENDED [________], 2018

ARTICLE 1.

PURPOSE

The purpose of the Steel Connect, Inc. 2010 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Steel Connect, Inc. (formerly ModusLink Global Solutions, Inc.) (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1       “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2       “Affiliate” shall mean (a) Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.

2.3       “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4       “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.5       “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6       “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.7       “Board” shall mean the Board of Directors of the Company.

2.8       “Cause” shall mean shall mean a good faith finding by a majority of the members of the Board of: (i) gross negligent or willful misconduct by the Holder in connection with his employment duties; (ii) failure by the Holder (other than due to disability) to perform his or her duties or responsibilities required pursuant to his or her employment, after written notice and an opportunity to cure; (iii) misappropriation by the Holder of the assets or business opportunities of the Company, or its affiliates; (iv) embezzlement or other financial or other fraud committed by the Holder; (v) the Holder knowingly allowing any third party to commit any of the acts described in any of the preceding clauses (iii) or (iv); or (vi) the Holder’s indictment for, conviction of, or entry of a plea of no contest with respect to, any felony or any crime involving moral turpitude.

2.9       “Change in Control” shall mean and includes each of the following:

(a)       A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b)       Such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the board of directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(c)       The consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the outstanding Common Stock and outstanding Company voting securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the outstanding Common Stock and outstanding Company voting securities, respectively, immediately prior to such Business Combination and (y) no person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 40% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(d)       The Company’s stockholders approve a liquidation or dissolution of the Company.

In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

2.10       “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.11       “Committee” shall mean the Human Resources and Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 12.1.

2.12       “Common Stock” shall mean the common stock of the Company, par value $.01 per share.

2.13       “Company” shall mean Steel Connect, Inc., a Delaware corporation formerly known as ModusLink Global Solutions, Inc..

2.14       “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.15       “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.16       “Deferred Stock” shall mean a right to receive Shares awarded under Section 9.4.

2.17       “Director” shall mean a member of the Board, as constituted from time to time.

2.18       “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.19       “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.20       “Effective Date” shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s stockholders.

2.21       “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.22       “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

2.23       “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.24       “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.25       “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)       If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)       If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)       If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.26       “Full Value Award” shall mean any Award other than (i) an Option, (ii) a Stock Appreciation Right or (iii) any other Award for which the Holder pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Affiliate).

2.27       “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.28       “Holder” shall mean a person who has been granted an Award.

2.29       “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.30       “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.31       “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.32       “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.33       “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.34       “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.

2.35       “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.36       “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)       The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) income (either operating, gross or net, or before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) productivity; (xxv) operating efficiency; (xxvi) economic value-added (as determined by the Committee); (xxvii) cash flow return on capital (xxviii) return on net assets, (xxiv) regulatory compliance, (xxx) improvement in financial ratings, (xxxi) objective goals relating to the balance sheet or income statement, and (xxxii) such other objective goals established by the Committee, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b)       The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.37       “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined in accordance with Applicable Accounting Standards.

2.38       “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, a Performance Award.

2.39       “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

2.40       “Plan” shall mean this Steel Connect, Inc. 2010 Incentive Award Plan, as it may be amended or restated from time to time.

2.41       “Prior Plans” shall mean, collectively, the following plans of the Company: the ModusLink Global Solutions, Inc. 2004 Stock Incentive Plan, as amended, the ModusLink Global Solutions, Inc. 2002 Non-Officer Employee Stock Incentive Plan, as amended, and the ModusLink Global Solutions, Inc. 2000 Stock Incentive Plan, as amended, in each case as such plan may be amended from time to time.

2.42       “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.43       “Restricted Stock” shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.44       “Restricted Stock Units” shall mean the right to receive Shares awarded under Section 9.5.

2.45       “Securities Act” shall mean the Securities Act of 1933, as amended.

2.46       “Shares” shall mean shares of Common Stock.

2.47       “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10.

2.48       “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 9.3.

2.49       “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.50       “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.51       “Termination of Service” shall mean,

(a)       As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(b)       As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

(c)       As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for Cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1       Number of Shares.

(a)       Subject to Section 13.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is (i) 11,000,000 plus (ii) any Shares which are subject to awards under the Prior Plans which after the Effective Date are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plans. No more than 11,000,000 Shares may be issued upon the exercise of Incentive Stock Options. After the Effective Date, no awards may be granted under any Prior Plan, however, any awards under any Prior Plan that are outstanding as of the Effective Date shall continue to be subject to the terms and conditions of such Prior Plan.

(b)       If (i) any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part) or (ii) any Shares subject to an award under any Prior Plan are forfeited or expire or an award under any Prior Plan is settled for cash (in whole or in part), the Shares subject to such Award or award under the Prior Plans shall, to the extent of such forfeiture, expiration or cash settlement, be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 8.4 at the same price paid by the Holder so that such shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)       Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2       Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3       Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year (measured from the date of any grant) shall be 4,000,000 and the maximum aggregate amount of cash that may be paid in cash during any calendar year (measured from the date of any payment) with respect to one or more Awards payable in cash shall be $3,000,000.

ARTICLE 4.

GRANTING OF AWARDS

4.1       Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2       Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3       Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4       At-Will Employment. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without Cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.

4.5       Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

4.6       Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION.

5.1       Purpose. The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2       Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

5.3       Types of Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, and any Performance Awards described in Article 9 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

5.4       Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 7 or 8 to one or more Eligible Individuals and which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

5.5       Payment of Performance-Based Awards. Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or an Affiliate throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

5.6       Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

GRANTING OF OPTIONS

6.1       Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

6.2       Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “subsidiary corporation” of the Company (as defined in Section 424(f) of the Code). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Affiliate or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

6.3       Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.4       Option Term. The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

6.5       Option Vesting.

(a)       The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b)       No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.

6.6       Substitute Awards. Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

6.7       Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 7.

EXERCISE OF OPTIONS

7.1       Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

7.2       Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)       A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)       Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)       In the event that the Option shall be exercised pursuant to Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d)       Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 11.1 and 11.2.

7.3       Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE 8.

AWARD OF RESTRICTED STOCK

8.1       Award of Restricted Stock.

(a)       The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b)       The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

8.2       Rights as Stockholders. Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 8.3. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

8.3       Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Program or the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

8.4       Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Program or the Award Agreement. The Administrator in its sole discretion may provide that in the event of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

8.5       Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

8.6       Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 9.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS, RESTRICTED STOCK UNITS

9.1       Performance Awards.

(a)       The Administrator is authorized to grant Performance Awards to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards may be paid in cash, Shares, or both, as determined by the Administrator.

(b)       Without limiting Section 9.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.

9.2       Dividend Equivalents.

(a)       Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(b)       Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

9.3       Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

9.4       Deferred Stock. The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Shares underlying the Award has been issued to the Holder.

9.5       Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. The Administrator shall specify, or permit the Holder to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code. Restricted Stock Units may be paid in cash, Shares, or both, as determined by the Administrator. On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

9.6       Term. The term of a Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

9.7       Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

9.8       Exercise upon Termination of Service. A Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Holder is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that the Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 10.

AWARD OF STOCK APPRECIATION RIGHTS

10.1       Grant of Stock Appreciation Rights.

(a)       The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b)       A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c)       Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

10.2       Stock Appreciation Right Vesting.

(a)       The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b)       No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

10.3       Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)       A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b)       Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c)       In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

10.4       Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

10.5       Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

11.1       Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2       Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3       Transferability of Awards.

(a)       Except as otherwise provided in Section 11.3(b):

(i)       No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii)       No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii)       During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b)       Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c)       Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time provided the change or revocation is filed with the Administrator prior to the Holder’s death.

11.4       Conditions to Issuance of Shares.

(a)       Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b)       All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c)       The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)       No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(e)       Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.5       Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written or electronic instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Service for Cause.

11.6       Prohibition on Repricing. Subject to Section 13.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 13.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

ARTICLE 12.

ADMINISTRATION

12.1       Administrator. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6.

12.2       Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3       Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4       Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a)       Designate Eligible Individuals to receive Awards;

(b)       Determine the type or types of Awards to be granted to each Eligible Individual;

(c)       Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)       Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)       Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)       Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g)       Decide all other matters that must be determined in connection with an Award;

(h)       Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)       Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(j)       Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

12.5       Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

12.6       Delegation of Authority. To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1       Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2, (i) increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan, or (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

13.2       Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)       In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan and adjustments of the Award Limit; (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b)       In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)       To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii)       To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)       To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)       To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

(v)       To provide that the Award cannot vest, be exercised or become payable after such event.

(c)       In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):

(i)       The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii)       The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan and adjustments of the Award Limit. The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d)       Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event an Award is assumed or an equivalent Award substituted, and the Holder’s service is terminated by the successor or surviving corporation or entity other than for Cause upon or within twelve (12) months following the Change in Control, then such Holder shall be fully vested in such assumed or substituted Award.

(e)       In the event that the successor corporation in a Change in Control refuses to assume or substitute for the Award, the Administrator may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.

(f)       For the purposes of this Section 13.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(g)       The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(h)       With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(i)       The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(j)       No action shall be taken under this Section 13.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(k)       In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

13.3       Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. The Plan shall become effective upon such stockholder approval.

13.4       No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Holder becomes the record owner of such shares of Common Stock.

13.5       Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

13.6       Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7       Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

13.8       Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.9       Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

13.10       Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

13.11       No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

13.12       Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.13       Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.14       Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.15       Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

Approved by the stockholders of Steel Connect, Inc. on ______________, 2018.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

STEEL CONNECT, INC. 1601 TRAPELO ROAD SUITE 170 WALTHAM, MA 02451

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All ☐	All ☐	Except ☐

1.	Election of Directors
Nominees
01 Jeffrey J. Fenton		02 Jeffrey S. Wald

The Board of Directors recommends you vote FOR proposals 2, 4, 5, 6 and 7 and for the “1-year” option in Proposal 3.					For	Against	Abstain

2	To approve, on an advisory basis, the compensation of the Company's named executive officers.				☐	☐	☐

3	The advisory (non-binding) vote on the frequency of future stockholder votes on named executive officer compensation.				1 YEARS ☐ 2 YEARS ☐	3 YEARS ☐	ABSTAIN ☐
					For	Against	Abstain
4	To ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the current fiscal year.				☐	☐	☐

5	To approve and adopt an amendment to the Company’s Restated Certificate of Incorporation designed to protect the tax benefits of the Company’s net operating loss carry forwards.				☐	☐	☐

6	To approve the Company’s Tax Benefits Preservation Plan designed to protect the tax benefits of the Company’s net operating loss carryforwards and the continuation of its terms.				☐	☐	☐

7	To approve amendments to the Company’s 2010 Incentive Award Plan (the “2010 Plan”) to (i) increase the number of shares of the Company’s common stock, $0.01 par value per share, subject to the 2010 Plan from 5,000,000 shares (plus certain shares available under prior plans) to 11,000,000 shares (plus certain shares available under prior plans), and (ii) make other related, clarifying and technical changes.				☐	☐	☐

NOTE: To transact such other business that may properly come before the 2017 Annual Meeting of Stockholders and at any adjournments or postponements thereof. ☐
For address change/comments, mark here.
	(see reverse for instructions)		Yes	No

	Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name or names appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please print full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person

	Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K and Amendment No. 1 to Annual Report on Form 10-K/A is/are available at www.proxyvote.com

STEEL CONNECT, INC.

Annual Meeting of Stockholders

[April __,] 2018 [__:00 AM]

This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Jack L. Howard and James R. Henderson, and each of them, the proxies of the undersigned, with full power of substitution, to attend the 2017 Annual Meeting of Stockholders of Steel Connect, Inc. (the "Company") to be held at [______________], [____________________________________], on [April __,] 2018, at [__:00] a.m. Pacific Time, and at any adjournments or postponements thereof, and there to vote and act upon the matters set forth on the reverse side, with all the powers the undersigned would possess if personally present.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, and copies of the Company's Annual Report on Form 10-K and Amendment No. 1 to the Annual Report Form 10-K/A for the fiscal year ended July 31, 2017.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR the Company's nominees in Proposal 1 and FOR Proposals 2, 4, 5, 6 and 7, and for the “1-year” option in Proposal 3.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side